UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AmerInst Insurance Group, Ltd.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee paid previously with preliminary materials.
☒	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
AmerInst Insurance Group, Ltd.
c/o Davies Captive Management Limited
Continental Building, 25 Church Street
Hamilton, HM 12, Bermuda
[DATE OF MAILING], 2023
Dear Shareholder:
You are cordially invited to attend a Special General Meeting of shareholders of AmerInst Insurance Group, Ltd., to be held at the office of Davies Captive Management Limited, located at the Continental Building, 25 Church Street, Hamilton, HM 12, Bermuda, on [DATE], at [TIME], local time.
As you know from our letter to shareholders from November 28, 2022, our Board has been exploring the potential sale of Protexure Insurance Agency, Inc. (“PIA”), a Delaware corporation wholly owned by AmerInst Mezco, Ltd. (“Mezco”), a Bermuda entity wholly owned by AmerInst Insurance Group, Ltd, and Protexure Risk Purchasing Group, Inc., an Illinois corporation (together with PIA, “Protexure”). On June 15, 2023, Protexure entered into an Asset Purchase Agreement (the “APA”) with MAC 43, LLC (the “Purchaser”), under which Protexure will sell all of its assets (other than cash and certain excluded assets) to the Purchaser (the “Asset Sale”). If the Asset Sale is completed, we expect to cease to be an operating company and to begin the process of winding down and liquidating its business, as discussed further in the accompanying proxy statement. If the Asset Sale is not approved and therefore not completed, our Board will evaluate other strategic alternatives that may be available, which alternatives may not be as favorable to our shareholders as the Asset Sale. A copy of the APA is attached as Annex A to the accompanying proxy statement, and you are encouraged to read it in its entirety.
At the Special General Meeting or any postponement or adjournment, you will be asked to approve and adopt the APA and, if there are insufficient votes at the time of the Special General Meeting to approve and adopt the APA, then to approve a proposal to adjourn the meeting. After careful consideration, our Board, as well as the boards of directors of Mezco and Protexure, have adopted and approved the APA and unanimously determined that the Asset Sale is advisable and in the best interests of each respective company and its shareholders. Accordingly, our board has unanimously recommended that you vote:
•	“FOR” the adoption and approval of the APA and approval of the Asset Sale (the “Asset Sale Proposal”); and
•
“FOR” the proposal to adjourn the Special General Meeting to solicit additional proxies if there are insufficient votes to approve the Asset Sale Proposal at the time of the Special General Meeting (the “Adjournment Proposal”).

The proxy statement (including the financial statements attached to the proxy statement) accompanying this letter provides you with information about the Asset Sale, including, among other information, the reasons that the Board recommends the approval of the Asset Sale, the consequences of completing the Asset Sale, the consequences of not completing the Asset Sale, and a description of the duties of the members of our Board in connection with the adoption and approval of the APA. I encourage you to read the entire proxy statement carefully. You may also obtain additional information about us from documents filed with the U.S. Securities and Exchange Commission (the “SEC”).
Only shareholders of record at the close of business on     , the record date for determining the shareholders entitled to notice of and to vote at the Special General Meeting, are entitled to notice of and to vote at the Special General Meeting and any adjournment.
Your vote is very important. Each of the Asset Sale Proposal and Adjournment Proposal must be approved by the affirmative vote of a majority of votes cast thereon, assuming a quorum is present. If you vote to “abstain,” your shares will not be counted in the determination of the shares of Common Stock voting on the proposals, but will be counted for quorum purposes. If you sign, date, and return your proxy card without indicating how you wish to vote, your vote will be counted as a vote in favor of the adoption of the Asset Sale Proposal and the Adjournment Proposal.
Whether or not you are able to attend the Special General Meeting in person, please complete, sign, and date the enclosed proxy card and return it in the envelope provided as soon as possible, or follow the instructions provided for submitting a proxy by telephone or the Internet. If you hold shares through a broker or other nominee, you should follow the procedures provided by your broker or nominee to submit your vote. These actions will not limit your right to vote in person if you wish to attend the Special General Meeting and vote in person.
Thank you for your cooperation and your continued support.
Sincerely,

Thomas B. Lillie
Chairman of the Board
This proxy statement is dated [DATE OF MAILING], 2023 and is first being mailed to shareholders on or about [DATE OF MAILING], 2023.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
AmerInst Insurance Group, Ltd.
c/o Davies Captive Management Limited
Continental Building, 25 Church Street
Hamilton, HM 12, Bermuda

NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS
[DATE]

A Special General Meeting of the shareholders of AmerInst Insurance Group, Ltd. will be held at the office of Davies Captive Management Limited, located at the Continental Building, 25 Church Street, Hamilton, HM 12, Bermuda, on [DATE], at [TIME], local time, for the following purposes:
1.
To consider and act upon a proposal to adopt and approve the Asset Purchase Agreement (the “APA”), dated as of June 15, 2023, by and among Protexure Insurance Agency, Inc., a Delaware corporation, Protexure Risk Purchasing Group, Inc., an Illinois corporation, and MAC 43, LLC, an Ohio corporation, and approve the transactions contemplated by the APA (the “Asset Sale Proposal”);

2.
To approve the adjournment of the Special General Meeting, if necessary, in the reasonable discretion of the President of the Company, to solicit additional proxies if there are insufficient votes at the time of the Special General Meeting to approve the Asset Sale Proposal (the “Adjournment Proposal”); and

3.	To transact such other business as may properly come before the Special General Meeting or any adjournment.
You can vote at the Special General Meeting in person or by proxy if you were a shareholder of record on     . Our proxy statement and a letter from our Board regarding the proposals accompany this notice. It is important that your shares are represented at the Special General Meeting whether or not you plan to attend. Each of the Asset Sale Proposal and Adjournment Proposal must be approved by the affirmative vote of a majority of votes cast thereon, assuming a quorum is present. If you vote to “abstain,” your shares will not be counted in the determination of the shares of Common Stock voting on the proposals, but will be counted for quorum purposes. If you sign, date, and return your proxy card without indicating how you wish to vote, your vote will be counted as a vote in favor of the adoption of the Asset Sale Proposal and the Adjournment Proposal. We offer several methods of voting for your convenience: by telephone, online at www.proxyvote.com, or via mailed proxy card if you receive paper copies of your materials. If you hold shares through a broker or other nominee, you should follow the procedures provided by your broker or nominee to vote. These actions will not limit your right to vote in person if you wish to attend the Special General Meeting and vote in person. To ensure that you are represented, we ask that you vote as soon as possible. We request all shareholders, whether or not they expect to attend the Special General Meeting in person, to vote their shares. The proxy is revocable at any time prior to its use.
We appreciate your cooperation.
Sincerely,

Thomas B. Lillie
Chairman of the Board
[DATE OF MAILING], 2023

i

AMERINST INSURANCE GROUP, LTD.
PROXY STATEMENT

SPECIAL GENERAL MEETING OF SHAREHOLDERS

[DATE]
General Information
We have sent you this proxy statement because our Board is soliciting your proxy to vote your shares of AmerInst Insurance Group, Ltd. at our upcoming Special General Meeting of shareholders (or Members, as referred to in our Bye-Laws), and at any postponement or adjournment. The Special General Meeting is to be held at [TIME], local time, on [DATE], at the office of Davies Captive Management Limited, located at the Continental Building, 25 Church Street, Hamilton, HM 12, Bermuda, for the following purposes:
1.	To consider and act upon a proposal to adopt and approve the APA and approve the Asset Sale;
2.	To approve the Adjournment Proposal if there are insufficient votes to approve the Asset Sale Proposal at the time of the Special General Meeting; and
3.	To transact such other business as may properly come before the Special General Meeting or any adjournment.
The Board has unanimously determined that the APA and the Asset Sale are fair and advisable to, and in the best interests of, the Company and its shareholders, and has adopted and approved the APA. Accordingly, the Board unanimously recommends that our shareholders vote (i) “FOR” the adoption and approval of the APA and the approval of the Asset Sale Proposal, and (ii) “FOR” the approval of the Adjournment Proposal.
If your proxy card is properly executed and returned in a timely manner, it will be voted at the Special General Meeting according to the directions you provide. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendations. You can revoke your proxy at any time before your shares are voted by delivering a written revocation notice or duly executed form of proxy bearing a later date, prior to the Special General Meeting, to AmerInst Insurance Group, Ltd., c/o Davies Captive Management Limited, Continental Building, 25 Church Street, P.O. Box HM 1601, Hamilton, HM GX, Bermuda, attention: Corporate Secretary, or by voting in person at the Special General Meeting.
Our principal executive offices are located at the Continental Building, 25 Church Street, P.O. Box HM 1601, Hamilton, HM GX, Bermuda (telephone (441) 295-2185). Shareholders who have questions or who need assistance in completing and submitting proxy cards should contact us using the information in the immediately preceding sentence. This proxy statement is dated [DATE OF MAILING], 2023, and we expect to mail proxy materials to you beginning on or about that date. In this proxy statement, the words “Company,” “we,” “our,” “ours,” and “us” refer to AmerInst Insurance Group, Ltd. and its subsidiaries. However, all references in this proxy statement to “our Board,” “the Board,” or “our Board of Directors” refer only to the Board of Directors of AmerInst Insurance Group, Ltd.
Shares Outstanding; Voting Rights; and Voting Instructions
Only shareholders of record at the close of business on      are entitled to vote at the Special General Meeting. Our only issued and outstanding voting stock is AmerInst Insurance Group, Ltd. common stock, $1.00 par value per share (“Common Stock”), of which 995,253 shares were issued and outstanding on the record date. Each share of Common Stock is entitled to one vote. To hold the Special General Meeting, we need at least two persons present in person at the Special General Meeting and representing, in person or by proxy, in excess of one-third of the total issued and outstanding shares of Common Stock.

In order to assure the presence of a quorum, even if you plan to attend the Special General Meeting in person, please provide us your voting instructions in one of the following ways as soon as possible:
Use the Internet address on the proxy card;
Use the toll-free number on the proxy card, if you received one; or
Mark, sign, and date the proxy card and return in the enclosed postage-paid envelope. This option is available only to those shareholders who have received a paper copy of a proxy card by mail.
The Asset Sale Proposal and Adjournment Proposal require the affirmative vote of the majority of votes cast thereon, assuming a quorum is present. If you are otherwise entitled to vote, your vote may be cast in person or by proxy. If you vote to “abstain,” your shares will not be counted in the determination of the shares of Common Stock voting on such matter, but will be counted for quorum purposes. If you own shares held of record by another person and want to vote in person, you must obtain a proxy from the record holder and bring it to the Special General Meeting. If your shares are held in “street name” (in the name of a broker or other nominee), you should check the voting instruction card provided by your broker or nominee to see which options are available and the procedures to be followed.
Solicitation of Proxies
We will pay the expenses of preparing the proxy materials and soliciting proxies. Our directors, officers, and employees and Davies Captive Management, our management company, none of whom will receive any additional compensation for soliciting, may solicit your proxy by telephone or other means of communication. We will reimburse brokers and other nominees for costs they incur mailing proxy materials.
Duties of Directors
The directors of a Bermuda company owe duties to the company. Those duties include:
•	statutory duties under section 97 of the Companies Act 1981 (Bermuda law) to:
i.	act honestly and in good faith with a view to the best interests of the company;
ii.	exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances;
•	fiduciary duties, including:
i.	a duty of loyalty to the Company;
ii.	a duty to avoid conflicts of interest;
iii.	a duty not to profit or otherwise act for the benefit of third parties without the Company’s consent; and
•	duties imposed under Bermuda company law relating to the management and administration of the Company.
The members of our Board may be found personally liable for breach of duty, subject to Bye-law 30 of AmerInst Insurance Group, Ltd.’s Bye-Laws, wherein the Company has indemnified the directors in certain circumstances.
Other Business
As of the date of this proxy statement, the Board does not intend to present at the Special General Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the shareholders should come before the Special General Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information as of      (the “Measurement Date”), with respect to beneficial ownership of our Common Stock by each person who, to our knowledge, is a holder of more than 5% of our Common Stock, each of our directors, and officers and all directors and officers as a group.
Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise noted, all information in the table and the accompanying footnotes is given as of the Measurement Date and has been supplied by each of the persons included in the table.
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
5% or Greater Shareholders
AmerInst Insurance Company, Ltd.(2)	375,861	37.8%
Executive Officers and Directors
Irvin F. Diamond	15,987	1.6%
Jeffry I. Gillman	8,987	*
Jerome A. Harris	9,487	*
David R. Klunk	12,287	1.2%
Thomas B. Lillie(3)	7,786	*
Thomas R. McMahon	0	*
Joseph P. Murphy	10,846	1.1%
F. Kyle Nieman III(4)	5,000	*
Vincent C. Pangia	3,000	*
All Directors and Officers as a Group (9 Persons)	73,380	7.4%
*	Represents less than 1% of our outstanding Common Stock.
(1)	The address of each such beneficial owner is c/o Davies Captive Management Limited, Continental Building, 25 Church Street, P.O. Box HM 1601, Hamilton, HM GX, Bermuda.
(2)
AmerInst Insurance Company, Ltd. is a wholly owned subsidiary of AmerInst Insurance Group, Ltd. AmerInst Insurance Company, Ltd. will be present at the Special General Meeting for quorum purposes only and will abstain from voting on each of the proposals in this proxy statement.

(3)	Includes 7,786 shares that are held by the Thomas B. Lillie Trust U/A/D 6/7/90, of which Mr. Lillie is the sole trustee, and has sole voting and investment power with respect to those shares.
(4)	Includes 5,000 vested options to acquire Common Stock that are exercisable within 60 days of the Measurement Date.

SUMMARY TERM SHEET
This summary highlights selected information included elsewhere in this proxy statement. This summary does not contain all of the information you should consider before voting on the proposals presented in this proxy statement. You should read the entire proxy statement carefully, including the APA, financial statements, and pro forma financial information attached as Annexes A, B, C, and D to this proxy statement. For your convenience, we have included cross references to direct you to a more complete description of the topics described in this summary.
•	The Companies.
Protexure Insurance Agency, Inc. and Protexure Risk Purchasing Group, Inc. (together, “Protexure”)
4200 Commerce Court, Suite 102, Lisle, Illinois 60532
630-799-2000
Protexure Insurance Agency, Inc. is a Delaware corporation indirectly wholly owned by AmerInst Insurance Group, Ltd., and Protexure Risk Purchasing Group, Inc. is an Illinois not-for-profit corporation which also is registered in Georgia. Protexure is a managing general underwriter responsible for offering professional liability solutions to professional service firms. Protexure has regulatory approval to act as an insurance agent in 50 states and the District of Columbia
MAC 43, LLC
20595 Lorain Road, Fairview Park, Ohio 44126
(440) 333-6300
MAC 43, LLC, an Ohio corporation, is a wholly-owned subsidiary of McGowan Consolidated Insurance Holdings Group, Inc. (“MCIHG”). MCIHG owns and operates a number of retail insurance brokerages, wholesale insurance brokerages, and program administrators. MCIHG’s subsidiaries have regulatory approval to act as insurance brokers in 50 states and the District of Columbia.
•
The Asset Sale. On June 15, 2023, Protexure entered into the APA with the Purchaser, which provides for the sale of substantially all of Protexure’s assets to the Purchaser for an aggregate purchase price of $1.5 million (the “Purchase Price”) payable in cash at closing, subject to certain conditions described below and set forth in their entirety in the attached APA. Protexure will retain its cash and cash equivalents and other assets specifically excluded from the Asset Sale. For more information, see the section below entitled “PROPOSAL 1 - THE ASSET SALE PROPOSAL - Principal Provisions of the Asset Purchase Agreement” beginning on page 18.

•
Liabilities to be Assumed by the Purchaser. The Purchaser will assume only certain obligations and duties related to the assets it is purchasing and certain liabilities arising from the lease between Protexure and the lessor of the premises located at 4200 Commerce Court, Suite 102, Lisle, Illinois 60532. All other liabilities will remain obligations of Protexure. For more information, see the section below entitled “PROPOSAL 1 - THE ASSET SALE PROPOSAL - Principal Provisions of the Asset Purchase Agreement - Liabilities to be Assumed” beginning on page 18.

•
Effects on the Company if the Asset Sale is Completed and Use of Proceeds. If the shareholders approve the APA and we complete the Asset Sale, (a) the Company, and not our shareholders, will receive all of the net proceeds from the Asset Sale, and (b) we expect to cease to do business and to not engage in any business activities except for dealing with post-closing matters and, subject to further shareholder approval, liquidating our remaining assets (including the proceeds from the Asset Sale), paying any debts and obligations, distributing the remaining proceeds, if any, to shareholders, and doing other acts required to voluntarily liquidate and wind up our business and affairs. For more information, see the section below entitled “PROPOSAL 1 - THE ASSET SALE PROPOSAL – General; Effects on the Company if the Asset Sale is Completed; Use of Proceeds” beginning on page 13.

•
Reasons for the Asset Sale and Recommendation of Our Board of Directors. Since the third quarter of 2021, Protexure’s brokerage and Managing General Agency activities have been the primary sources of revenue for the Company. The Board has concluded that it is not sustainable to continue the Company’s business with Protexure’s commissions as the only source of revenue and that the continued erosion of the Company’s unrestricted cash resources to fund operating expenses raises substantial doubt about our ability to continue as a going concern This could result in the Company’s inability to continue to operate and possibly force the Company into liquidation prematurely. After consideration, the Board concluded that its goal would be to enhance Protexure’s operation, increase its revenues, manage expenses, and posture Protexure for sale. At the conclusion of the negotiation of the APA, our Board unanimously: (i) determined that the Asset Sale is fair and advisable to and in the best interests of the Company and its shareholders, (ii) approved the APA and the Asset Sale, and (iii) recommended that shareholders vote in favor of the approval of the Asset Sale and the APA. For more information, see the sections below entitled “PROPOSAL 1 - THE ASSET SALE PROPOSAL – Reasons for the Asset Sale and Recommendation of Our Board of Directors” beginning on page 14 and “PROPOSAL 1 - THE ASSET SALE PROPOSAL – Going Concern” beginning on page 17.
•
Valuation. Our Board did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Asset Sale. The Board did engage Waller Helms Advisors (“WHA”) to perform a market check in which WHA contacted 17 potential buyers that resulted in the receipt of three letters of intent and one indication of interest. Our Board determined that the value ascribed to Protexure in the Purchaser’s offer was favorable compared to the other options available to the Board. For more information, see the section below entitled “PROPOSAL 1 – THE ASSET SALE PROPOSAL - Valuation” beginning on page 16.

•
Effects on the Company if the Asset Sale is Not Completed. If the Asset Sale is not completed, our Board will evaluate other strategic alternatives that may be available, which alternatives may not be as favorable to our shareholders as the Asset Sale. For more information, see the section below entitled “PROPOSAL 1 – THE ASSET SALE PROPOSAL - Effects on the Company if the Asset Sale is Not Completed” beginning on page 17.

•
Interests of Certain Persons in the Asset Sale. In considering the recommendation of our Board with respect to the approval of the Asset Sale, our shareholders should be aware that (a) F. Kyle Nieman III, Chief Executive Officer of Protexure, will receive severance payments and other benefits pursuant to his employment agreement with Protexure in connection with the Asset Sale, if consummated, and (b) if the Asset Sale is consummated and the Company voluntarily liquidates, paying off any debts and obligations, the Company will make payments to members of our Board for unpaid director fees (earned in the ordinary course of each member’s service on the Board) that have been accruing since 2020. These interests may create potential conflicts of interest. Our Board was aware of these potential conflicts of interest and considered them, among other matters, in approving the APA and the Asset Sale and making its recommendation that our shareholders vote “FOR” the Asset Sale Proposal. For more information, see the section below entitled “PROPOSAL 1 – THE ASSET SALE PROPOSAL - Interests of Certain Persons in the Asset Sale” beginning on page 18.

•
Conditions to the Closing of the Asset Sale. The consummation of the Asset Sale is subject to the satisfaction or waiver of a number of conditions on or prior to the closing. Such conditions include approval of the Asset Sale Proposal by our shareholders. For more information, see the section below entitled “PROPOSAL 1 - THE ASSET SALE PROPOSAL - Principal Provisions of the Asset Purchase Agreement - Conditions to the Closing of the Asset Sale” beginning on page 20.

•	Termination. The APA provides that such agreement may be terminated at any time prior to the Closing Date (as defined in the APA), under certain circumstances, including:
•	by written mutual consent of Protexure and the Purchaser;
•	by Protexure or the Purchaser if the Asset Sale is not completed by September 30, 2023, subject to certain limitations; and
•
by Protexure or the Purchaser if there has been a material breach on the part of the other Party in any material representation, warranty, or covenant set forth in the APA, subject to certain provisions allowing the opportunity to cure such a breach.

For more information, see the section below entitled “PROPOSAL 1 - THE ASSET SALE PROPOSAL - Principal Provisions of the Asset Purchase Agreement - Termination” beginning on page 22.
•
Fees and Expenses Related to Termination. The APA provides that there will be no liability on the part of Protexure or the Purchaser in the event of a termination permitted by the APA, unless such termination results from the willful misrepresentation or willful breach by a party of a covenant of such party contained in the APA. For more information, see the section below entitled “PROPOSAL 1 - THE ASSET SALE PROPOSAL - Principal Provisions of the Asset Purchase Agreement - Fees and Expenses Related to Termination” beginning on page 22.
•
Restrictions on Sale Discussions and Other Activities Involving Third Parties. The APA restricts our ability to explore the sale of any of Protexure’s assets or shares of capital stock to a third party, or a merger or consolidation of Protexure with any other entity. For more information, see the section below entitled “PROPOSAL 1 - THE ASSET SALE PROPOSAL - Principal Provisions of the Asset Purchase Agreement - Restrictions on Sale Discussions and Other Activities Involving Third Parties” beginning on page 22.

•
Indemnification. Protexure and the Purchaser have agreed to indemnify each other (and each of their successors and permitted assigns) for (a) damages as a result of certain breaches of representations, warranties, covenants, agreements, or obligations contained in the APA or any other Acquisition Document (as defined in the APA) or any other instrument contemplated by the APA or other Acquisition Document, and (b) claims for any broker’s or finder’s fee or similar fee charged for commission. Further, Protexure has agreed to indemnify the Purchaser (and its successors and permitted assigns) for (a) certain damages with respect to taxes, (b) certain damages relating to environmental law violations, (c) liabilities to employees or to third parties for personal injury, death, or damage to property arising out of or occurring in connection with products sold or services rendered by Protexure, and (d) certain claims made by former or current employees under any employee benefit plan. The aggregate amount of all damages for which Protexure may be liable for indemnification under the APA is limited to $150,000. For more information, see the section below entitled “PROPOSAL 1 - THE ASSET SALE PROPOSAL - Principal Provisions of the Asset Purchase Agreement - Indemnification” beginning on page 23.

•
Anticipated Accounting Treatment of the Asset Sale. Upon completion of the Asset Sale, we will remove the net assets and assumed liabilities sold from our consolidated balance sheet and we anticipate recording a loss from the Asset Sale. Immediately subsequent to the Asset Sale, the remaining trade receivables and payables of Protexure will be collected/settled. It is then intended to liquidate Protexure and apply the liquidation basis of accounting. For more information, see the section below entitled “PROPOSAL 1 – THE ASSET SALE PROPOSAL - Anticipated Accounting Treatment of the Asset Sale” beginning on page 16.

•
Material U.S. Federal Income Tax Consequences. The proposed Asset Sale will be treated as a sale of corporate assets in exchange for cash and the assumption of certain liabilities. We believe that our adjusted tax basis in the assets being sold will exceed the sales proceeds that will be received from the Purchaser; should that be the case, we will not incur any U.S. federal income tax as a result of the Asset Sale. For more information, see the section below entitled “PROPOSAL 1 – THE ASSET SALE PROPOSAL - Material U.S. Federal Income Tax Consequences of the Asset Sale” beginning on page 17.

•
Risk Factors. In evaluating the Asset Sale Proposal, in addition to the other information contained in this proxy statement, you should carefully consider the risk factors relating to the Asset Sale included in the section below entitled “RISK FACTORS RELATED TO THE ASSET SALE” beginning on page 11.

•	Regulatory Approvals. We are unaware of any material U.S. federal or state, or foreign regulatory requirements or approvals required for the execution of the APA or completion of the Asset Sale.
•
Appraisal Rights. Under Bermuda law, no appraisal rights arise due to the execution, delivery or performance of the APA or the consummation of the Asset Sale or any other transactions contemplated by the APA. For more information, see the section below entitled “PROPOSAL 1 – THE ASSET SALE PROPOSAL – Appraisal Rights” beginning on page 18.

•
Required Vote. The approval of the Asset Sale Proposal requires the affirmative vote of a majority of the votes cast thereon, assuming that a quorum is present at the Special General Meeting. For more information, see the section below entitled “PROPOSAL 1 – THE ASSET SALE PROPOSAL – Required Vote” beginning on page 18.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL GENERAL MEETING AND THE ASSET SALE
The following are some questions that you, as a shareholder of the Company, may have regarding the Special General Meeting and the Asset Sale Proposal, and brief answers to such questions. We urge you to carefully read this entire proxy statement, including the APA, financial statements, and pro forma financial information attached as Annexes A, B, C, and D to this proxy statement and the documents referred to in this proxy statement, because the information in this section does not provide all the information that may be important to you as a shareholder of the Company with respect to the Special General Meeting and the Asset Sale Proposal. See section below entitled “Where You Can Find More Information” beginning on page 25.
The Special General Meeting
Q.	Who is soliciting my proxy?
A.	This proxy is being solicited by the Board.
Q.	What matters will be voted on at the Special General Meeting?
A.	You will be asked to vote on the following proposals:
•	approval of the Asset Sale Proposal; and
•	if there are insufficient votes at the time of the Special General Meeting to approve and adopt the APA, approval of the Adjournment Proposal.
Q.	How does the Board recommend that I vote on the proposals?
A.	The Board recommends that you vote in favor of the Asset Sale Proposal and the Adjournment Proposal.
Q.	Who is entitled to vote at the Special General Meeting?
A.	Holders of record of our Common Stock as of the close of business on , the record date for the Special General Meeting, are entitled to receive notice of and to vote at the Special General Meeting.
Q.	What should I do now?
A.
After carefully reading and considering the information contained in this proxy statement, including the APA, financial statements, and pro forma financial information attached as Annexes A, B, C, and D, please submit your proxy by following the instructions on the proxy card. You may also attend the Special General Meeting and vote in person.

Q.	How is a quorum calculated?
A.
To hold the Special General Meeting, we need at least two persons present in person at the Special General Meeting and representing, in person or by proxy, at least one-third of the total issued and outstanding shares of Common Stock. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

Q.	What vote is required for the Company shareholders to approve the proposals?
A.	Approval of each of the Asset Sale Proposal and Adjournment Proposal requires the affirmative vote of a majority of the votes cast thereon, assuming a quorum is present.
AmerInst Insurance Company, Ltd., a wholly owned subsidiary of AmerInst Insurance Group, Ltd., owned, as of the Measurement Date, 37.8% of the outstanding shares of our Common Stock and will abstain from voting on each of the proposals in this proxy statement. These shares will be counted as present for purposes of determining the presence of absence of a quorum at the Special General Meeting.
Q.	If my shares are held in “street name” by my broker or other nominee, will my broker or nominee vote my shares for me?
A.
Your broker will only be permitted to vote your shares on the approval of the Asset Sale Proposal if you instruct your broker how to vote. You should follow the procedures provided by your broker regarding the voting of your shares. If you do not instruct your broker to vote your shares, your shares will not be voted on the Asset Sale Proposal, your shares will be voted at the discretion of your broker on the Adjournment Proposal, and your shares will be counted as present for purposes of determining the presence or absence of a quorum at the Special General Meeting.
Q.	How are the votes to adopt the Asset Sale Proposal counted?
A.
Approval of the Asset Sale Proposal requires the affirmative vote of a majority of the votes cast thereon, assuming a quorum is present. If you vote to “abstain,” your shares will not be counted in the determination of the shares of Common Stock voting on the Asset Sale Proposal, but will be counted for quorum purposes. Broker non-votes are also not counted in the vote on the Asset Sale Proposal but are counted for quorum purposes.

Q	How are votes to adopt the Adjournment Proposal counted?
A
For the Adjournment Proposal, approval requires the affirmative vote of a majority of the total votes cast thereon, assuming a quorum is present. If you vote to “abstain,” your shares will not be counted in the determination of the shares of Common Stock voting on the Adjournment Proposal, but will be counted for quorum purposes. Broker non-votes are counted for quorum purposes and may be voted on the Adjournment Proposal at the discretion of the broker.

Q.	What happens if I return my proxy card but I do not indicate how to vote?
A.	If you return a signed proxy card without indicating your vote, your shares will be voted “FOR” the adoption of the Asset Sale Proposal and the Adjournment Proposal.
Q.	May I change my vote after I have mailed my signed proxy card or submitted my proxy by telephone or the Internet?
A.
Yes. You can revoke your proxy at any time before your shares are voted by delivering a written revocation notice or duly executed form of proxy bearing a later date, prior to the Special General Meeting, to AmerInst Insurance Group, Ltd., c/o Davies Captive Management Limited, Continental Building, 25 Church Street, P.O. Box HM 1601, Hamilton, HM GX, Bermuda, attention: Corporate Secretary, or by voting in person at the Special General Meeting. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Q.	May I vote in person?
A.
Yes. You may attend the Special General Meeting and vote your shares of Common Stock in person. If you hold shares in “street name,” however, you must provide a proxy executed by your broker or other nominee in order to vote your shares at the Special General Meeting.

The Asset Sale
Q.	What is the proposed transaction?
A.
The proposed transaction is the sale of substantially all of Protexure’s assets (other than cash and certain excluded assets) to the Purchaser for an aggregate purchase price of $1.5 million payable in cash at closing, pursuant to the APA.

Q:	What will happen to the Company after the Asset Sale and will any of the proceeds from the Asset Sale be distributed to me?
A:
If the shareholders approve the APA and we complete the Asset Sale, we will have no significant assets or revenue and expect to cease to do business and to not engage in any business activities except for dealing with post-closing matters and, subject to further shareholder approval, liquidating our remaining assets, paying any debts and obligations, distributing the remaining proceeds, if any, to shareholders, and doing other acts required to voluntarily liquidate and wind up our business and affairs. If our Board determines to voluntarily liquidate and wind up the Company, the Board will submit a proposal to the shareholders recommending such actions. We will pay or make provision for payment of our known or reasonably ascertainable liabilities that have been incurred or are expected to be incurred prior to liquidation. After that, the shareholders will be invited to approve resolutions placing the Company into voluntary liquidation and appointing a liquidator. A liquidator will be obliged to distribute surplus assets, if any (after settling any remaining liabilities), to the shareholders in proportion to their respective interests in the Company.
Q.	Why is our Board recommending the Asset Sale?
A.
Our Board believes that the Asset Sale and the APA are fair to, advisable and in the best interests of, the Company and its shareholders. Our Board unanimously recommends that you vote “FOR” the adoption and approval of the APA and approval of the Asset Sale. To review our Board’s reasons for recommending the Asset Sale, see the section below entitled “PROPOSAL 1 – THE ASSET SALE PROPOSAL - Reasons for the Asset Sale and Recommendation of Our Board of Directors” beginning on page 14.

Q.	When is the Asset Sale expected to be completed?
A.
We are working towards completing the Asset Sale as soon as possible. We currently expect to complete the Asset Sale as soon as all of the conditions to the Asset Sale are satisfied or waived, including the approval of the Asset Sale Proposal.

Q.	Are there any risks related to the Asset Sale?
A.	Yes. You should carefully read the section below entitled “RISK FACTORS RELATED TO THE ASSET SALE” beginning on page 11.
Q.	What will happen if shareholders do not approve the Asset Sale at the Special General Meeting?
A.
If the Asset Sale is not approved and therefore not completed, our Board will evaluate other strategic alternatives that may be available, which alternatives may not be as favorable to our shareholders as the Asset Sale.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS
Certain statements contained in this proxy statement, and the documents to which we refer you in this proxy statement, or otherwise made by our officers, including statements related to the expected completion and timing of the Asset Sale and other information relating to the Asset Sale, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and contain information relating to us that is based on the beliefs of our management as well as assumptions made by, and information currently available to, our management. The words “expect,” “believe,” “may,” “continue,” “could,” “should,” “would,” “estimate,” “anticipate,” “intend,” “plan,” “seek,” “target,” “goal” and similar expressions as they relate to us or our management are intended to identify forward-looking statements. Such statements reflect our management’s current views with respect to future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those reflected in any forward-looking statements. Our actual future results may differ materially from those set forth in our forward-looking statements. Factors that might cause such actual results to differ materially from those reflected in any forward-looking statements include but are not limited to the factors discussed in detail in the section of this proxy statement entitled “RISK FACTORS RELATED TO THE ASSET SALE” beginning on page 11, as well as:
•	the satisfaction of the conditions to consummate the Asset Sale, including the adoption and approval of the APA and approval of the Asset Sale by our shareholders;
•	the occurrence of any event, change or other circumstance that could give rise to the termination of the APA;
•	the outcome of any legal proceedings that may be instituted against us and others following the announcement of the APA;
•	the amount of the costs, fees, expenses, and charges related to the Asset Sale;
•	the effect of the announcement of the Asset Sale on our customer relationships, operating results and business generally, including the ability to retain key employees; and
•	other risks detailed in this proxy statement and our current filings with the SEC, including our most recent filings on Forms 10-Q and 10-K.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our management’s analysis only as of the date they are made. We undertake no obligation to update any forward-looking statements except as may be legally required, or to release publicly the results of any future revisions we may make to forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

RISK FACTORS RELATED TO THE ASSET SALE
In addition to the other information contained in this proxy statement, you should carefully consider the following risk factors when deciding whether to vote to approve the Asset Sale Proposal. You should also consider the information in our other reports on file with the SEC. See section below entitled “Where You Can Find More Information” beginning on page 25.
There are no guarantees that the Asset Sale will be completed and, if not completed, we may have to pursue strategic alternatives that may not be as favorable to you as the Asset Sale.
The consummation of the Asset Sale is subject to the satisfaction or waiver of various conditions, including the approval of the Asset Sale by our shareholders. We cannot guarantee that the closing conditions set forth in the APA will be satisfied. If we are unable to satisfy the closing conditions in the Purchaser’s favor or if other mutual closing conditions are not satisfied, the Purchaser will not be obligated to complete the Asset Sale. If the Asset Sale is not completed, our Board will evaluate other strategic alternatives that may be available, which alternatives may not be as favorable to our shareholders as the Asset Sale. Further, if the Asset Sale is not consummated, our relationships with our customers, suppliers and employees may be damaged beyond repair, and the value of our assets will likely significantly decline. The occurrence of any of these events individually or in combination will likely materially and adversely affect our business, financial condition, and results of operations, and may force us to liquidate and wind up our operations.
Even if the Asset Sale is consummated, we cannot assure you as to the amount and timing of liquidating distributions, if any, that will be made to our shareholders.
Even if the Asset Sale is consummated, any liquidation, dissolution, and winding up process will be subject to uncertainties. The amount and timing of any liquidating distributions to our shareholders will depend on the following factors, among others:
•	whether any potential claimants could present claims against us relating to our pre-dissolution operations that we may ultimately have to satisfy;
•	the costs we may incur to defend new claims, including possible claims against us relating to our dissolution and possible tax audits, and claims existing as of the date of this proxy statement;
•	the payment of expenses incurred in connection with the Asset Sale;
•
the expenses that we will need to pay, including general administrative and overhead costs and expenses as an operating company, before our dissolution and any amounts that we will need to pay in connection with our post-dissolution survival period, if any;

•
the costs we will continue to incur as a publicly held reporting company pending liquidation, including legal and auditing fees, as well as the costs of obtaining shareholder approval to voluntarily liquidate; and

•
the amount of funds we will be required to reserve to provide for contingent liabilities, and how long it may take to finally determine whether and the extent to which those liabilities may have to be paid.

While the Asset Sale is pending, it creates uncertainty about our future, which could materially and adversely affect our business, financial condition, and results of operations.
While the Asset Sale is pending, it creates uncertainty about our future. Therefore, our current or potential business partners may decide to delay, defer, or cancel new business arrangements with us pending consummation of the Asset Sale or termination of the APA. In addition, while the Asset Sale is pending, we are subject to a number of risks, including:
•	the diversion of management and employee attention from our day-to-day business, which impacts our ability to operate our business in the ordinary course and generate revenues;
•
the loss of employees who may depart due to their concern about losing their jobs following the Asset Sale or a shift in loyalty of employees of Protexure who see the Purchaser as their de facto employer even before the consummation of the Asset Sale; and

•	our inability to respond effectively to competitive pressures, industry developments, and future opportunities.

The occurrence of any of these events individually or in combination could materially and adversely affect our business, financial condition, and results of operations. We have also incurred substantial transaction costs in connection with the Asset Sale, and we will continue to do so until the consummation or termination of the Asset Sale.
The failure to consummate the Asset Sale by the prescribed deadline will likely result in the Asset Sale being abandoned.
Either the Purchaser or Protexure may terminate the APA if the Asset Sale is not completed by September 30, 2023 (provided that this right will not be available to a party who fails or refuses to consummate the transaction or to take any other action referred to in the APA as necessary to consummate the transaction in breach of such party’s obligations contained in the APA). In the event the APA is terminated, the potential adverse effects from failing to consummate the Asset Sale discussed above would be implicated.
Our executive officers and directors may have interests in the Asset Sale other than, or in addition to, the interests of our shareholders generally.
In considering the recommendation of our Board with respect to the approval of the Asset Sale, our shareholders should be aware that (a) F. Kyle Nieman III, who will be an employee of Purchaser if the Asset Sale is consummated and who was involved in the negotiation of the sale of Protexure, will receive severance payments and other benefits (described further below) pursuant to his employment agreement with Protexure in connection with the Asset Sale, if consummated, and (b) if the Asset Sale is consummated and the Company voluntarily liquidates, paying off any debts and obligations, the Company will make payments to members of our Board for unpaid director fees (earned in the ordinary course of each member’s service on the Board) that have been accruing since 2020. These interests may create potential conflicts of interest. Our Board was aware of these potential conflicts of interest and considered them, among other matters, in approving the APA and the Asset Sale and making its recommendation that our shareholders vote in favor of the Asset Sale Proposal.
We will no longer be an operating company following the closing of the Asset Sale.
If the shareholders approve the APA and we complete the Asset Sale, we expect to cease to do business and to not engage in any business activities except for dealing with post-closing matters and, subject to further shareholder approval, liquidating our remaining assets, paying any debts and obligations, distributing the remaining proceeds, if any, to shareholders, and doing other acts required to voluntarily liquidate and wind up our business and affairs. We will pay or make provision for payment of our known or reasonably ascertainable liabilities that have been incurred or are expected to be incurred prior to liquidation. After that, we will recommend that our shareholders approve resolutions placing the Company into voluntary liquidation and appointing a liquidator. A liquidator will be obliged to distribute any surplus assets (after settling any remaining liabilities) to our shareholders in proportion to their respective interest in the Company. In considering how to vote on the Asset Sale Proposal, shareholders should not assume that they will receive any distributions from the Company. If shareholders approve the APA but do not approve resolutions placing the Company into voluntary liquidation, the Company’s future would be subject to considerable uncertainty.
The tax treatment of the Asset Sale or any liquidating distributions may vary from shareholder to shareholder, and the discussions in this proxy statement regarding such tax treatment are general in nature.
You should consult your own tax advisor instead of relying on the discussions of tax treatment in this proxy statement for tax advice.
We have not requested a ruling from the Internal Revenue Service (“IRS”) with respect to the anticipated tax consequences of the Asset Sale, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of the Asset Sale. If any of the anticipated tax consequences described in this proxy statement proves to be incorrect, the result could be increased taxation at the corporate and/or shareholder level, thus reducing the benefit to our shareholders and us from any liquidation and distributions. Tax considerations applicable to particular shareholders may vary with and be contingent upon the shareholder’s individual circumstances.
We may be subject to securities litigation, which is expensive and could divert our attention.
We may be subject to class action or other securities litigation in connection with the Asset Sale. Securities litigation against us could result in substantial costs and divert our management’s attention from closing the Asset Sale, which could harm our business and increase our expenses, which could decrease the amount available for distribution, if any, to our shareholders.

PROPOSAL 1 – THE ASSET SALE PROPOSAL
This discussion of the Asset Sale is qualified by reference to the APA, which is attached to this proxy statement as Annex A. You should read the entire APA carefully as it is the legal document that governs the Asset Sale.
General; Effects on the Company if the Asset Sale is Completed; Use of Proceeds
On June 15, 2023, Protexure entered into the APA with the Purchaser. The APA provides for the sale of substantially all of Protexure’s assets to the Purchaser for an aggregate purchase price of $1.5 million payable in cash at closing, subject to certain conditions discussed below. Protexure will retain its cash and cash equivalents, along with other assets specifically excluded from the Asset Sale. If the shareholders approve the APA and we complete the Asset Sale, (a) the Company, and not our shareholders, will receive all of the net proceeds from the Asset Sale, and (b) we expect to cease to do business and to not engage in any business activities except for dealing with post-closing matters and, subject to further shareholder approval, liquidating our remaining assets (including the proceeds from the Asset Sale), paying any debts and obligations, distributing the remaining proceeds, if any, to shareholders, and doing other acts required to voluntarily liquidate and wind up our business and affairs. If our Board determines to voluntarily liquidate and wind up the Company, the Board will submit a proposal to the shareholders recommending such actions. We will pay or make provision for payment of our known or reasonably ascertainable liabilities that have been incurred or are expected to be incurred prior to liquidation. After that, the shareholders will be invited to approve resolutions placing the Company into voluntary liquidation and appointing a liquidator. A liquidator will be obliged to distribute surplus assets, if any (after settling any remaining liabilities), to the shareholders in proportion to their respective interests in the Company.
Background of the Proposed Sale
•	In August 2019, the Board determined that it was in the best interests of the Company and its shareholders to sell Protexure, and the Board engaged WHA to explore strategic alternatives for Protexure.
•	WHA reached out to 13 parties that it believed might be interested in Protexure and received three indications of interest from May to July 2020.
•
In late 2020, Protexure’s sole insurance carrier terminated its business relationships with Protexure. At that time, a sale of Protexure on favorable terms was not viable due to the declining revenue and profitability outlook for Protexure, causing potential buyers at the time to no longer be willing to purchase Protexure until it found a stable insurance carrier to replace the previous carrier and the new outlook for Protexure could be assessed.

•	The Company decided to pause the sale process for Protexure to focus on finding a new carrier while maintaining communications with the potential buyers.
•	In May 2022, a potential bidder contacted the Company expressing an interest in purchasing Protexure, prompting the Company to consider doing a market check for interested buyers for Protexure.
•	In November 2022, the Company sent a letter to its shareholders disclosing its intent to re-engage in a sale process for Protexure.
•
WHA resumed the sale process and negotiations by reaching out to 17 potential buyers. In determining the list of potential buyers, WHA leveraged interested parties and insights from previous discussions regarding the possible sale of Protexure in conjunction with further outbound marketing to a select group of new, well-positioned potential buyers. Outbound marketing efforts identified 11 of the potential buyers and inbound inquiries (received by WHA or Mr. Nieman) helped to identify the other six.

•	On December 6, 2022, the board of Protexure Insurance Agency, Inc. met to discuss the efforts to sell Protexure and the interest of potential buyers.
•
WHA contacted 16 out of the 17 potential buyers by December 2022 and received executed non-disclosure agreements from 10 of them. WHA distributed the executive summary of the Protexure offering to 10 of these potential buyers and facilitated a limited number of discussions between such potential buyers and management.

•
In December 2022, Gary Sutherland, Managing Director of McGowanPro, reached out to Mr. Nieman regarding the Purchaser’s interest in Protexure after viewing the letter to shareholders sent by the Company in November 2022.

•	In January 2023, Protexure and the Purchaser entered into a non-disclosure agreement, and the Company sent an executive summary of Protexure to the Purchaser.
•
On February 8, 2023, a pre-bid management discussion took place between Mr. Nieman, members of Purchaser’s management, and WHA. The topics of discussion included general introductions to the business of each party, go-forward strategy, technology, carrier relationships, and culture.

•	By mid-February 2023, WHA received three formal letters of intent (one of which was from the Purchaser, which was submitted on February 15, 2023) and one indication of interest communicated via email.
•	On February 23, 2023, the board of Protexure Insurance Agency, Inc. met to discuss the sale of Protexure, including the proposed terms of the offer from the Purchaser.
•	The Company reviewed the letter of intent with its counsel and exchanged multiple rounds of comments with the Purchaser until March 1, 2023. The parties executed the letter of intent on March 6, 2023.
•
During March and April 2023, the Purchaser conducted a formal due diligence review of Protexure, which included on-site due diligence meetings, due diligence questionnaires, and a review of due diligence materials uploaded to a virtual data room. The on-site due diligence meetings took place on April 4, 2023 and April 5, 2023 and were attended by members of management of the Purchaser and Protexure as well as WHA. The topics covered at those meetings included business overviews, demonstrations and deep dives into areas including technology, accounting, operations (carriers, brokers, underwriting, etc.), information technology infrastructure and development, sales and marketing, legal, and intellectual property.

•	On April 10, 2023, the Purchaser sent the Company an initial draft of the APA.
•	On April 20, 2023, the board of Protexure Insurance Agency, Inc. met to discuss an overview of the proposed sale of Protexure to the Purchaser, including an update on the review of the APA.
•	The Purchaser and the Company exchanged comments to the APA until June 8, 2023.
•	On June 15, 2023, the Board met to approve the APA and Protexure executed the APA.
Reasons for the Asset Sale and Recommendation of Our Board of Directors
•
Until early 2020, the Company generated revenue from multiple sources, including commission income generated by Protexure, as well as reinsurance income (generated by AMIC Ltd., a wholly owned subsidiary of AmerInst Insurance Group, Ltd.) by taking a 50% quota share of the professional liability insurance placed by Protexure with The North River Insurance Company, United States Fire Insurance Company, Crum & Forster Indemnity Company, Crum and Forster Insurance Company, and Crum & Forster Specialty Insurance Company (collectively, “C&F”).

•
In early 2020, C&F (which was the primary source of business for the Company) identified several new, large losses in the business that AMIC Ltd. was reinsuring and, as a result, sharply increased its corresponding cash reserves. In the latter part of 2020, C&F ordered significant rate increases and made dramatic changes in certain underwriting rules and practices. In addition, C&F prohibited Protexure from underwriting business in seven states, some of which were responsible for significant portions of Protexure’s revenue.

•
In late 2020 and early 2021, it became clear that differences of opinion between the Company and C&F (stemming from the events described above) could not be resolved, and the parties reached the mutual decision to terminate their business relationships. The Company and the insurance company engaged in negotiations that ultimately concluded in the commutation of the reinsurance agreement with AMIC Ltd., effective as of March 31, 2021, and an orderly termination of the Managing General Agency arrangement with Protexure, effective as of March 31, 2022. Because AMIC Ltd. no longer functioned as a reinsurance company, it cancelled its Bermuda insurance license as of May 17, 2022.

•
Since the third quarter of 2021, Protexure’s brokerage and Managing General Agency activities have been the primary sources of revenue for the Company. The Board has concluded, when factoring in that AmerInst Insurance Group, Ltd. faces higher operational costs as a publicly held company, that it is not sustainable to continue the Company’s business with Protexure’s commissions as the only source of revenue and that the continued erosion of the Company’s unrestricted cash resources to fund operating expenses raises substantial doubt about our ability to continue as a going concern (indicating substantial doubt about the Company’s ability to meet its current financial obligations over the next year). This could result in the Company’s inability to continue to operate and possibly force the Company into liquidation prematurely.
•
After consideration of events and factors described above, the Board concluded that its goal would be to enhance Protexure’s operation, increase its revenues, manage expenses, and posture Protexure for sale.

•
In November 2022, AmerInst Insurance Group, Ltd. sent a letter to its shareholders disclosing its intent to re-engage in a sale process for Protexure. For more information on the sale process, see the section above entitled “PROPOSAL 1 – THE ASSET SALE PROPOSAL - Background of the Proposed Sale” beginning on page 13.

•
In considering the offer from the Purchaser, members of the Board have had regard to their duties, including the duty to act in good faith, in what they consider to be the best interests of the Company. The Board has determined that, given Protexure’s outlook, the best interests of the Company and its shareholders would be served by the sale of Protexure for the best price that can be reasonably obtained.

•
At the conclusion of the negotiation of the APA, our Board unanimously: (i) determined that the Asset Sale is fair and advisable to and in the best interests of the Company and its shareholders, (ii) approved the APA and the Asset Sale, and (iii) recommended that shareholders vote in favor of the approval of the Asset Sale and the APA. In the course of reaching that determination and recommendation, our Board considered a number of potentially supportive factors in its deliberations including:

○	The structure of the transaction as an all cash, asset purchase, with Protexure retaining the cash on its balance sheet, is attractive.
○	The cash-free/debt-free nature of the transaction should enable the Company to release some of Protexure’s cash to its shareholder,
○	The Purchaser’s proposal represented the highest valuation of and consideration for Protexure’s assets among valid proposals received,
○
The Purchaser’s significant mergers and acquisitions experience, coupled with its existing infrastructure and carrier relationships that are expected to enable it to turn around the Protexure business more readily than other suitors, should lead to a faster closing, less diligence risk, and a higher likelihood of reaching closing.

The foregoing discussion of the factors considered by our Board is not intended to be exhaustive, but does set forth all of the material factors considered by our Board. Our Board reached the unanimous conclusion to approve and adopt the APA in light of the various factors described above and other factors that each member of our Board felt were appropriate. In view of the wide variety of factors considered by our Board in connection with its evaluation of the Asset Sale and the complexity of these matters, our Board did not consider it practical, and did not attempt to quantify, rank, or otherwise assign relative weights to the specific factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our Board. Rather, our Board made its recommendation based on the totality of information presented to it and the investigation conducted by it. In considering the factors discussed above, individual directors may have given different weights to different factors.
After evaluating these factors and consulting with its legal counsel and other advisors, our Board determined that the APA was fair to and in the best interests of, our shareholders. Accordingly, our Board unanimously adopted and approved the APA.
Past Contacts, Transactions, or Negotiations
In 2022, Protexure placed Accountants Professional Liability business through McGowan Program Administrators (“MPA”), a subsidiary of the Purchaser. Protexure worked through MPA to access Hanover Insurance. The business placed with MPA was unrelated to the Asset Sale. Other than as described in the previous sentence and the section above entitled “Background of the Proposed Asset Sale,” during the past two years, we and the Purchaser have had no prior contacts, transactions, or negotiations, and, other than as described therein, there are no present or proposed material agreements, arrangements, understandings, or relationships between our executive officers or directors and the Purchaser or its executive officers or directors.
Valuation
Our Board did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Asset Sale. Our Board determined that traditional valuation methodologies, including valuations based on EBITDA and revenue multiples, are not applicable due to the fact that Protexure has been generating negative earnings and expects to continue to do so in the near-term future. WHA performed a market check, as described more fully in the section above entitled “Background of the Proposed Sale,” contacting 17 potential buyers, providing an executive summary to ten such potential buyers that were interested, and ultimately receiving three letters of intent and one indication of interest. Our Board determined that, based on market multiples for comparable assets, the value ascribed to Protexure in the Purchaser’s offer was favorable compared to the other options available to the Board.
Projected Financial Information
Based upon Protexure’s financial results for each of the years ended December 31, 2020, 2021, and 2022, the ongoing and anticipated future impact of the factors impacting such results, and the fact that the operating results of Protexure following the Closing are expected to be impacted by the operations under its new ownership, Protexure’s management team, with assistance of WHA, prepared projected financial information for the fiscal year ending December 31, 2023 that was presented to the Board and distributed to 10 potential buyers, including the Purchaser.
The projected financial information mentioned above is summarized as follows (the “Projections”):
PROJECTED FINANCIAL INFORMATION FOR PROTEXTURE FOR FISCAL YEAR 2023
FY 2023E ($000s)
Total Premiums Written	$14,300
Cost of Insurance Written	$11,914
Total Net Commissions	$2,386
Total Operating Expenses	$2,280
EBITDA	$106
PF Impact of Anticipated Commission Lift	$351
Adjusted EBITDA	$457
The Projections are included in this proxy statement solely to provide the Company’s shareholders access to information made available in connection with the Board’s consideration of the proposed Transaction. The Projections should not be viewed as public guidance. Furthermore, the Projections do not take into account any circumstances or events occurring after the date on which the Projections were prepared, which was in September 2022. The Company does not intend to, and, except to the extent required by applicable law, expressly disclaims any obligation to, update, revise or correct the Projections to reflect circumstances existing or arising after the date such Projections were generated or to reflect the occurrence of future events. The Projections were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the SEC or the American Institute of Certified Public Accountants with respect to prospective financial information. The Projections have not been audited. No independent accountants, including the independent registered public accounting firm of the Company, have compiled, examined or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or their achievability, and the independent accounting firm of the Company assumes no responsibility for, and disclaims any association with, the Projections.
The Projections are based on assumptions and estimates and subject to a substantial degree of uncertainty. The future financial results of Protexure may differ materially from those expressed in the Projections due to factors beyond the Company’s ability to control or predict. We encourage you to review the financial statements and financial information included in Appendices B, C, and D in this proxy statement and to not rely on any single financial measure.
Anticipated Accounting Treatment of the Asset Sale
Under generally accepted accounting principles, upon completion of the Asset Sale, we will remove the net assets and assumed liabilities sold from our consolidated balance sheet and we anticipate recording a loss from the Asset Sale.

Material U.S. Federal Income Tax Consequences of the Asset Sale
The following discussion is a general summary of the material anticipated U.S. federal income tax consequences of the Asset Sale. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, currently applicable and proposed Treasury regulations under the Code (the “Treasury Regulations”), and published rulings and decisions, all as currently in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local, and non-U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this proxy statement. The following discussion has no binding effect on the IRS or the courts.
Since substantially all the assets of the Company are being sold, the Asset Sale will most likely be considered a liquidating distribution. Shareholders will need to compare their stock basis to the proceeds they receive from liquidation, with the difference being either a capital gain or capital loss.
The proposed Asset Sale will be treated as a sale of corporate assets in exchange for cash and the assumption of certain liabilities. We believe that our adjusted tax basis in the assets being sold will exceed the sales proceeds that will be received from the Purchaser; should that be the case, we will not incur any U.S. federal income tax as a result of the Asset Sale. In the event that we were to realize a gain as a result of the proposed Asset Sale, we anticipate that our tax attributes, including our U.S. federal net operating loss carryforwards (“NOLs”), will be available to offset all or a portion of our U.S. federal income tax liability resulting from such gain.
In addition, Section 382 of the Code may limit our ability to use our NOLs. In general, Section 382 of the Code provides that a corporation that undergoes an “ownership change” is subject to annual limitations on its ability to use its pre-change NOLs or other tax attributes to offset future taxable income or reduce taxes. Our past issuances of stock and other changes in our stock ownership may have resulted in an ownership change within the meaning of Section 382 of the Code; accordingly, our pre-change NOLs may be subject to limitation under Section 382.
The determination of whether we will realize gain or loss on the proposed Asset Sale and whether and to what extent our tax attributes, including our NOLs, will be available to offset any gain that may be realized is highly complex and is based in part upon facts that will not be known until the completion of the Asset Sale. Therefore, it is possible that we will incur U.S. federal income tax as a result of the proposed Asset Sale.
Effects on the Company if the Asset Sale is Not Completed
With the commutation of AMIC Ltd.’s reinsurance relationships, Protexure’s brokerage and Managing General Agency activities are the primary sources of prospective revenue for the Company. Being that AmerInst Insurance Group, Ltd. faces higher operational costs as a publicly held company, it has become clear to the Board that it would not be sustainable to continue the Company’s business with Protexure’s commissions as the only source of revenue and that the continued erosion of the Company’s unrestricted cash resources to fund operating expenses raises substantial doubt about our ability to continue as a going concern. This could result in the Company’s inability to continue to operate and possibly force the Company into liquidation prematurely.
If the Asset Sale is not completed, our Board will evaluate other strategic alternatives that may be available, which alternatives may not be as favorable to our shareholders as the Asset Sale.
Going Concern
The Company has performed the evaluation required by Accounting Standards Codification Subtopic 205-40, Presentation of Financial Statements—Going Concern (“ASC 205-40”), with respect to the Company’s financial statements for the second quarter of 2023. ASC 205-40 requires an evaluation of whether conditions and/or events raise substantial doubt about the Company’s ability to meet its obligations as they become due within one year after the date on which the financial statements are issued. Based upon this evaluation, the Company’s management has concluded that, under the standards of ASC 205-40, the continued erosion of the Company’s unrestricted cash resources to fund operating expenses raises substantial doubt about our ability to continue as a going concern. As required under ASC 205-40, management’s evaluation does not initially take into consideration the potential mitigating effects of management’s plans that have not been fully implemented as of the date on which the financial statements are issued.
Unless shareholders approve the Asset Sale, management does not believe it is probable that the plan in place can effectively be implemented to mitigate the conditions that raise substantial doubt about our ability to continue as a going concern.

Interests of Certain Persons in the Asset Sale
In considering the recommendation of our Board with respect to the approval of the Asset Sale, our shareholders should be aware that (a) F. Kyle Nieman III, who will be an employee of Purchaser if the Asset Sale is consummated and who was involved in the negotiation of the sale of Protexure, will receive severance payments and other benefits (described further below) pursuant to his employment agreement with Protexure in connection with the Asset Sale, if consummated, and (b) if the Asset Sale is consummated and the Company voluntarily liquidates, paying off any debts and obligations, the Company will make payments to members of our Board for unpaid director fees (earned in the ordinary course of each member’s service on the Board) that have been accruing since 2020. These interests may create potential conflicts of interest. Our Board was aware of these potential conflicts of interest and considered them, among other matters, in approving the APA and the Asset Sale and making its recommendation that our shareholders vote in favor of the Asset Sale Proposal.
We entered into an employment agreement with Mr. Nieman, effective as of May 20, 2019, pursuant to which he is entitled to receive severance payments equal to 100% of his annual base salary as well as other benefits, including (i) any portion of his salary that had accrued but had not yet been paid (including any amount for accrued and unused vacation payable), (ii) bonus earned on a pro-rata basis, (iii) any reimbursement due under Protexure’s standard business expense reimbursement policies and procedures, and (iv) any amounts payable to him pursuant to any of Protexure’s incentive or deferred compensation plans as may exist as of the time of termination, if he is terminated by Protexure without cause (as defined in the employment agreement) or terminates his employment with Protexure for good reason (as defined in the employment agreement), whether or not in connection with a change of control of Protexure. If the Asset Sale is consummated, Protexure will terminate Mr. Nieman, and such termination will be considered to be without cause. Under the terms of his employment agreement, in order to receive the severance payments and other benefits described above, Mr. Nieman must execute and not revoke a separation agreement and general release and waiver of claims against Protexure.
Appraisal Rights
Under Bermuda law, no appraisal rights arise due to the execution, delivery or performance of the APA or the consummation of the Asset Sale or any other transactions contemplated by the APA. The Bermuda Supreme Court may permit a shareholder to commence an action in the name of a Bermuda company to remedy a wrong done to the company where the act complained of is alleged to be beyond the corporate power of the company or is illegal or would result in the violation of the company’s memorandum of continuance and bye-laws, or acts that are alleged to constitute a fraud against the minority shareholders by majority shareholders or other controllers of a Bermuda company or, for instance, where a resolution is adopted by the shareholders without necessary voting thresholds having been met. Under section 111 of the Companies Act 1981 (Bermuda law), a shareholder of a Bermuda company who complains that the affairs of a Bermuda company are being conducted, or have been conducted, in a manner oppressive or prejudicial to the interests of some of the shareholders, including himself, may petition the Bermuda Supreme Court.
Required Vote
Approval of the Asset Sale Proposal requires the affirmative vote of a majority of the votes cast thereon, assuming a quorum is present. If you vote to “abstain,” your shares will not be counted in the determination of the shares of Common Stock voting on the Asset Sale Proposal, but will be counted for quorum purposes. Broker non-votes are counted for quorum purposes, are not counted in the vote on the Asset Sale Proposal, and may be voted at the discretion of the broker on the Adjournment Proposal.
Regulatory Approvals
We are unaware of any material U.S. federal or state or foreign regulatory requirements or approvals required for the execution of the APA or completion of the Asset Sale.
Principal Provisions of the Asset Purchase Agreement
This section of the proxy statement contains a description of the material provisions of the APA but does not purport to describe all the provisions of the APA. The following summary is qualified in its entirety by reference to the complete text of the APA, which is included as Annex A to this proxy statement and is incorporated into this proxy statement by reference. We urge you to read the full text of the APA, because it is the legal document that governs the Asset Sale.

The APA and this summary of terms are included to provide you with information regarding the terms of the APA and are not intended to provide you with any other factual information about us. Factual disclosures about the Company contained in this proxy statement or in the public reports of AmerInst Insurance Group, Ltd. filed with the SEC may supplement, update, or modify the factual disclosures about the Company contained in the APA. The APA contains representations and warranties by Protexure made solely for the benefit of the Purchaser. The representations, warranties, and covenants made in the APA by Protexure were qualified and subject to important limitations agreed to by Protexure and the Purchaser in connection with negotiating the terms of the APA. In particular, in your review of the representations and warranties contained in the APA and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing circumstances in which a party to the APA may have the right not to consummate the Asset Sale if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the APA, rather than establishing matters as facts. The representations and warranties also may be subject to a contractual standard of materiality different from that generally applicable to shareholders and reports and documents filed with the SEC or other regulatory bodies, and some were qualified by the matters contained in the confidential disclosure schedules that Protexure delivered in connection with the APA. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the APA. Accordingly, the representations and warranties in the APA should not be relied on by any person as characterizations of the actual state of facts about Protexure at the time they were made or otherwise and should be read only in conjunction with the other information provided elsewhere in this proxy statement or incorporated by reference into this proxy statement. Factual information about us can be found elsewhere in this proxy statement and in the other public filings we make with the SEC, which are available without charge at www.sec.gov. Please see the section below entitled “Where You Can Find More Information” beginning on page 25.
Assets to be Sold; Excluded Assets
The assets to be purchased by the Purchaser are all of Protexure’s right, title, and interest in and to the assets of Protexure, other than the assets specifically excluded from the Asset Sale (described below). The assets to be purchased constitute substantially all of Protexure’s assets. Protexure will retain its cash and cash equivalents as part of the Excluded Assets.
Protexure will retain and will not transfer to the Purchaser the following assets of Protexure:
•	Rights to real property, including any rights to any lease of real property (other than those rights related to the Leasehold Interest (as defined in the APA));
•	Fringe Benefit Plans (as defined in the APA) and all assets and rights relating to such Fringe Benefit Plans;
•	Proceeds of any federal, state, local or foreign tax refunds relating to any period ending on or prior to the Closing Date;
•	Corporate documents related to the organization, formation, capitalization, or governance of Protexure’s corporation, but not the operation of its business;
•
Documents, records or communications to which the attorney-client privilege or any other privilege accruing to the benefit of Protexure does or would apply, and other books and records which Protexure is prohibited from disclosing or transferring under law or confidentiality obligations;

•	Certain work papers or materials relating to the evaluation and consideration of the transactions contemplated by the APA;
•
All claims, rights, causes of action, and choses in action against any person or entity regardless of when asserted based upon events, acts, claims, or circumstances arising with respect to the business of Protexure prior to the Closing Date;

•
All of Protexure’s cash and cash equivalents, including bank deposits and any cash and cash equivalents included in any operating or premium trust account (and all of Protexure’s bank accounts and premium trust accounts themselves);

•	All accounts receivable of Protexure, subject to Section 1.2(b) of the APA;
•	The rights that accrue or will accrue to Protexure under the Acquisition Documents;

•	Certain personal effects listed in the schedules to the APA; and
•	All rights, claims, properties, licenses, permits, privileges, and demands relating to any of the foregoing.
Liabilities to be Assumed
The Purchaser will not assume any current or future liabilities or obligations of Protexure, except for (a) Purchaser’s obligations and duties under Section 1.2.(b)(ii) of the APA, and (b) those liabilities or obligations arising from the Leasehold Interest. All other liabilities will remain the obligation of Protexure.
Consideration to Be Received in the Asset Sale
Protexure will receive $1.5 million in cash in exchange for the assets to be purchased.
Conditions to the Closing of the Asset Sale
The obligations of the parties to complete the Asset Sale are subject to certain conditions. Protexure’s obligation to complete the Asset Sale is subject to certain conditions, including, but not limited to:
•	the accuracy of the representations and warranties made by the Purchaser;
•	the Purchaser will have performed in all material respects all agreements, obligations, and conditions required of it by the APA or other Acquisition Documents;
•	Protexure will have received the requisite approval from the shareholders of AmerInst Insurance Group, Ltd.;
•	Protexure will have received the required consent from the lessor to the assignment and assumption by the Purchaser of Protexure’s rights, duties, and obligations under the Leasehold Interest; and
•	the Purchaser will have delivered to Protexure all the required documents, instruments, and certificates relating to the consummation of the Asset Sale.
The obligation of the Purchaser to complete the Asset Sale are subject to certain conditions, including, but not limited to:
•	the accuracy of the representations and warranties made by Protexure;
•	the absence of material changes relating to the business, assets, or financial condition of Protexure;
•	Protexure will have performed in all material respects all agreements, obligations, and conditions required of Protexure by the APA or other Acquisition Documents;
•
the filings with and consents from government agencies and third parties required to consummate the transactions contemplated hereby and by the other Acquisition Documents will have been made or obtained;

•	the Purchaser and Protexure will have entered into an assignment of Protexure’s trade name;
•	the Purchaser will have received a signed employment agreement for Mr. Nieman and signed offer letters from certain employees of Protexure; and
•	Protexure will have delivered to the Purchaser all the required documents, instruments, and certificates relating to the consummation of the Asset Sale.
Representations and Warranties
The APA contains representations and warranties that Protexure made to the Purchaser regarding, among other things:
•	corporate matters;
•	authorization, execution, delivery, and performance and the enforceability of the APA;
•	title to the assets and absence of liens and encumbrances;
•	owned and leased real property;

•	no violations or required consents;
•	required governmental approvals and consents;
•	financial statements and obligations;
•	absence of certain changes;
•	intellectual property;
•	actions, claims, investigations, or other legal proceedings;
•	tax matters;
•	insurance;
•	material contracts and commitments;
•	customers and distributors;
•	labor relations;
•	environmental matters;
•	compliance with laws;
•	licenses, permits, and authorizations;
•	accounts receivable;
•	disclosure of confidential information;
•	condition of tangible assets;
•	the absence of undisclosed, material liabilities;
•	disclosure of material facts; and
•	the absence of undisclosed brokers’ fees.
In addition, the Purchaser has made representations and warranties to Protexure regarding, among other things:
•	corporate matters;
•	authorization, execution, delivery, and performance and the enforceability of the APA;
•	no violations or required consents;
•	actions, claims, investigations, or other legal proceedings;
•	disclosure of material facts; and
•	the Purchaser’s solvency and ability to pay the Purchase Price.
Covenants Relating to the Conduct of Our Business
Pursuant to the APA, Protexure and the Purchaser are subject to certain covenants regarding the conduct of our business prior to the Closing Date, which provide that Protexure will, among other things:
•	conduct its business and operations only in the ordinary course;
•	maintain all of its properties and assets;
•	perform its obligations under all agreements binding upon it and maintain all of its licenses in good standing;
•	continue in effect the TA Policies (as defined in the APA) or similar coverage;
•	keep available the services of its current officers and employees;
•	maintain and preserve the goodwill of the suppliers, customers, and others; and

•	consult with the Purchaser from time to time with respect to any actual or proposed material conduct of its business.
Termination
The APA provides that such agreement may be terminated at any time prior to the Closing Date, under certain circumstances. The situations in which the APA may be terminated include:
•	by written mutual consent of Protexure and the Purchaser;
•
by Protexure or the Purchaser if the Asset Sale is not completed by September 30, 2023, provided that this termination right will not be available to a party who fails or refuses to consummate the transactions contemplated by the APA or to take any other action referred to in the APA as necessary to consummate the transactions contemplated by the APA in breach of such party’s obligations contained in the APA; and

•
by either the Purchaser or Protexure if there has been a material breach on the part of the other party in any material representation, warranty, or covenant set forth in the APA that is not cured within ten business days after such other party has been notified of the intent to terminate the APA pursuant to Section 10.1(c) of the APA.

Allocation of Policy Revenues and Responsibilities
The APA provides for an allocation of revenues and responsibilities with respect to the Policies (as defined in the APA) as between Protexure and the Purchaser. The APA provides, generally, that (a) Protexure is entitled to the benefits of, and responsible for the obligations relating to, the Policies and endorsements effective prior to the Closing Date; and (b) the Purchaser is entitled to the benefits of, and responsible for the obligations relating to, the Policies and endorsements effective on and after the Closing Date. The APA further provides that each of Protexure and the Purchaser will be responsible for its own errors and omissions at all times.
Fees and Expenses Related to Termination
The APA provides that there will be no liability on the part of Protexure or the Purchaser in the event of a termination permitted by the APA; provided, however, that if such termination occurs pursuant to Section 10.1(c) of the APA and results from the willful misrepresentation or willful breach by a party of a covenant of such party contained in this Agreement, such party is fully liable for any and claims, losses, damages, liabilities, and expenses (including, without limitation, settlement costs and legal, accounting, and other expenses in connection therewith) sustained or incurred as a result of such breach, except as such liability is limited by Section 11.11 of the APA.
Transaction Fees and Expenses
Except as described above, each of Protexure and the Purchaser will pay its own fees and expenses (including attorneys’ and accountants’ fees, legal costs, and expenses) incurred in connection with the APA, the other Acquisition Documents, and the consummation of the transactions contemplated by the APA and the other Acquisition Documents. In connection with the consummation of the transactions contemplated by the APA and the other Acquisition Documents, the Company will pay WHA a $500,000 transaction fee for services provided to the Company. The Company’s other fees and expenses arising from the Asset Sale are expected to approximate $150,000 - $250,000.
Amendment and Waiver
The APA may be amended only if such amendment is in writing and is signed by the Purchaser and Protexure. Any failure by Protexure or the Purchaser to comply with any obligation, covenant, agreement, or condition contained in the APA may be expressly waived in writing by the other, but such waiver or failure to insist upon strict compliance will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.
Restrictions on Sale Discussions and Other Activities Involving Third Parties
The APA provides that Protexure may not, directly or indirectly, in any way, contact, initiate, enter into, or conduct any discussions or negotiations, or enter into any agreements, whether written or oral, with any person or entity with respect to the sale of any of Protexure’s assets or shares of capital stock, or a merger or consolidation of Protexure with any other entity.

Indemnification
Protexure and the Purchaser have agreed to indemnify each other (and each of their successors and permitted assigns) for (a) damages as a result of certain breaches of representations, warranties, covenants, agreements, or obligations contained in the APA or any other Acquisition Document or any other instrument contemplated by the APA or other Acquisition Document, and (b) claims for any broker’s or finder’s fee or similar fee charged for commission. A party’s damages from breaches of representations, warranties, covenants, agreements, or obligations must exceed $25,000 in the aggregate before the other party is required to pay for any damages in connection with indemnification claims for such breaches.
Further, Protexure has agreed to indemnify the Purchaser (and its successors and permitted assigns) for (a) certain damages with respect to taxes, (b) certain damages relating to environmental law violations, (c) liabilities to employees or to third parties for personal injury, death, or damage to property arising out of or occurring in connection with products sold or services rendered by Protexure, and (d) certain claims made by former or current employees under any employee benefit plan.
The representations and warranties survive for a period of three months after the Closing Date (the “End Date”), after which a claim for indemnification may not be made by either party; however, if before the End Date, one party has notified the other party of a claim for indemnity (whether or not formal legal action will have been commenced based upon such claim), such claim will continue to be subject to indemnification in accordance with the APA.
The aggregate amount of all damages for which either Protexure or the Purchaser may be liable for indemnification under the APA is limited to $150,000.
The Board recommends that you vote “FOR” the Asset Sale Proposal.

PROPOSAL 2 – THE ADJOURNMENT PROPOSAL
Adjournment of the Special General Meeting
In the event that the number of shares of our Common Stock present in person or represented by proxy at the Special General Meeting and voting “FOR” the Asset Sale proposal is insufficient to approve the proposal, we may move to adjourn the Special General Meeting in order to enable our Board to solicit additional proxies in favor of the Asset Sale proposal. In that event, we will ask our shareholders to vote only upon the Adjournment Proposal and not on the Asset Sale proposal. In addition, pursuant to our Bye-laws, the presiding officer of the Special General Meeting has the authority to adjourn the Special General Meeting with the consent of the shareholders present. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the meeting.
Vote Required and Board Recommendation
Approval of the proposal to adjourn the Special General Meeting to a later date requires the affirmative vote of the majority of shares voted, provided that a quorum is present.
Abstentions are not counted for the purpose of determining the number of votes cast and will therefore not have any effect with respect to this Adjournment Proposal. Broker non-votes are counted for quorum purposes and may be voted at the discretion of the broker on the Adjournment Proposal.
The Board recommends that you vote “FOR” the Adjournment Proposal.

OTHER MATTERS
Future Shareholder Proposals
Shareholder proposals that are to be included in the Proxy Statement for the 2024 Annual General Meeting must be received by December 29, 2023. Shareholder proposals for the 2024 Annual General Meeting that are not intended to be included in the proxy statement for that meeting must be received by March 13, 2024, or the Board can vote the proxies in its discretion on the proposal. Further, to comply with the SEC’s universal proxy rules, shareholders that intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) no later than April 7, 2024 (60 days prior to the first anniversary of the 2023 annual meeting). Proposals must comply with the proxy rules and be submitted in writing to AmerInst Insurance Group, Ltd., c/o Davies Captive Management Limited, Continental Building, 25 Church Street, P.O. Box HM 1601, Hamilton, HM GX, Bermuda, attention: Corporate Secretary.
Director Nominations
Shareholders entitled to vote generally in the election of directors may recommend a candidate for nomination as a director. A shareholder may recommend a director nominee for election at the 2024 Annual General Meeting by timely submitting the name and qualifications of the candidate to our Governance and Nominating Committee. To be considered timely, recommendations must be received no earlier than 180 days and no later than 120 days prior to April 27, 2024, the first anniversary of this year’s Notice of Annual General Meeting date. In other words, recommendations must be received no earlier than October 30, 2023, and no later than December 29, 2023. Recommendations must be submitted in writing to AmerInst Insurance Group, Ltd., c/o Davies Captive Management Limited, Continental Building, 25 Church Street, P.O. Box HM 1601, Hamilton, HM GX, Bermuda, attention: Corporate Secretary. Recommendations meeting these requirements will be brought to the attention of our Governance and Nominating Committee. Candidates recommended by shareholders are afforded the same consideration as candidates identified by our directors, executive officers, or search firms, if any, employed by us.
Delivery of Documents to Shareholders Sharing an Address
The Company, as well as some intermediaries such as brokers, may participate in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of any such documents, without charge, to you if you write or call us c/o Davies Captive Management Limited, 25 Church Street, Continental Building, P.O. Box HM 1601, Hamilton, Bermuda HMGX, Attention: Investor Relations (441) 295-2185.
If you want to receive separate copies of our proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holder, or you may contact us, in writing or by telephone at the address or by the telephone number listed above, as the case may be.
Where You Can Find More Information
We file annual, quarterly, and current reports, proxy statements, and other information with the SEC under the Exchange Act. Our internet site is www.amerinst.bm. We make available free of charge through our internet site our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments to those reports filed or furnished pursuant to the Exchange Act, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. We also make available, through our internet site, via links to the SEC’s internet site (www.sec.gov) statements of beneficial ownership of our equity securities filed by our directors, officers, 10% or greater shareholders, and others under Section 16 of the Exchange Act. In addition, we post on www.amerinst.bm our Memorandum of Association, our Bye-Laws, our Statement of Share Ownership Policy, Charters for our Audit Committee and Governance and Nominations Committee, as well as our Code of Business Conduct and Ethics. You can request a copy of these documents, excluding exhibits, at no cost, by writing or telephoning us c/o Davies Captive Management Limited, 25 Church Street, Continental Building, P.O. Box HM 1601, Hamilton, Bermuda HMGX, Attention: Investor Relations (441) 295-2185. The information on our internet site is not incorporated by reference into this report.

If you have any questions about this proxy statement, the Special General Meeting, or the Asset Sale, or need assistance with the voting procedures, you should contact us by writing or telephone using the contact information above.
Sincerely,

Thomas B. Lillie
Chairman of the Board
AmerInst Insurance Group, Ltd.

ANNEX A
ASSET PURCHASE AGREEMENT
This ASSET PURCHASE AGREEMENT (the “Agreement”), dated to be effective as of June 15, 2023, is between MAC 43, LLC (the “Purchaser”), an Ohio corporation with offices at 20595 Lorain Road, Fairview Park, Ohio 44126, the Seller, the Special Shareholder, and the Shareholder.
For purposes of this Agreement, the “Seller” shall mean: Protexure Insurance Agency, Inc., a Delaware corporation with offices at 4200 Commerce Court – Suite #102, Lisle, IL 60532-4557, and Protexure Risk Purchasing Group, Inc., an Illinois corporation with offices at 4200 Commerce Court – Suite #102, Lisle, IL 60532-4557.
For purposes of this Agreement, the “Special Shareholder” shall mean (individually and collectively, as applicable):
Not applicable.
For purposes of this Agreement, the “Shareholder” shall mean (individually and collectively, as applicable):
Not applicable.
Herein, the Purchaser, the Seller, the Special Shareholder, and the Shareholder are sometimes collectively referred to as the “Parties” and each individually as a “Party.”
RECITALS
WHEREAS, the Seller, the Special Shareholder, and the Shareholder desire to sell and the Purchaser desires to purchase certain assets, properties, and rights of the Seller, the Special Shareholder, and the Shareholder; NOW, THEREFORE, in consideration of the covenants, agreements, representations, and warranties contained in this Agreement, the Parties hereby agree as follows:
ARTICLE I

PURCHASE AND SALE OF ASSETS; PURCHASE PRICE; CLOSING
1.1.	Purchase and Sale of Assets.
Subject to the terms and conditions of this Agreement, on the Closing Date (as defined herein) the Seller, the Special Shareholder, and the Shareholder, but only to the extent of their respective ownership interests in the Transferred Assets described herein, shall sell, transfer, convey, assign, and deliver to the Purchaser, and the Purchaser shall purchase, acquire, and accept from the Seller, the Special Shareholder, and the Shareholder, the following assets (the “Transferred Assets”):
(a)	Seller’s Assets.
All of the Seller’s, the Special Shareholder’s, and the Shareholder’s right, title, and interest in and to the assets of the Seller, other than the Excluded Assets (defined below). This shall include, but not be limited to:
(i)	Policies, Policy information, Policy lists, and Policy rights (including renewal rights);
(ii)	Policyholders, Policyholder information, and Policyholder lists;
(iii)	Customers, customer information, customer lists, and customer rights (including renewal rights);
(iv)	Sub-Producers;
(v)	Insurance intermediary information;
(vi)	Insurance company and reinsurance company information;
(vii)	Expirations (with respect to the Transferred Assets);
(viii)	Contract rights under agreements (whether oral or written), leases, licenses, instruments, and commitments, but only to the extent they are assignable or replaceable (“Contracts”);
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(ix)	All furniture and equipment;
(x)	Technology, know-how, and Intellectual property;
(xi)	Trade name(s);
(xii)	All relationships related to the aforementioned;
(xiii)	All Information related to the aforementioned; and,
(xiv)	Any assets listed in Schedule 1.1. (a) (xiv) hereto.
(b)	Books of Business.
All of the Seller’s, the Special Shareholder’s, and the Shareholder’s right, title, and interest in and to any Books of Business of the Seller, the Special Shareholder, and the Shareholder. This shall include, but not be limited to:
(i)	Policies, Policy information, Policy lists, and Policy rights (including renewal rights);
(ii)	Policyholders, Policyholder information, and Policyholder lists;
(iii)	Customers, customer information, customer lists, and customer rights (including renewal rights);
(iv)	Sub-Producers;
(v)	Insurance intermediary information;
(vi)	Insurance company and reinsurance company information;
(vii)	Expirations (with respect to Books of Business);
(viii)	Contract rights under agreements (whether oral or written), leases, licenses, instruments, and commitments, but only to the extent they are assignable or replaceable) (“Contracts”);
(ix)	All furniture and equipment;
(x)	Technology, know-how, and Intellectual property;
(xi)	Trade name(s);
(xii)	All relationships related to the aforementioned; and,
(xiii)	All Information related to the aforementioned.
(c)
All of the Seller’s, the Special Shareholder, and the Shareholder’s right, title, and interest in and to the Books of Business set forth in Schedule 1.1. (c) hereto (in particular, and for purposes of specificity and clarification).

1.2.	Excluded Assets & Allocation of Policy Revenues & Responsibilities.
(a)	Excluded Assets.
Notwithstanding any other provision of this Agreement, the Seller shall retain and shall not transfer to Purchaser the following assets of the Seller (the “Excluded Assets”):
(i)	Rights to real property, including any rights to any lease of real property (other than those rights related to the Leasehold Interest);
(ii)	Fringe Benefit Plans and all assets and rights relating to such Fringe Benefit Plans;
(iii)	Proceeds of any federal, state, local or foreign tax refund relating to any period ending on or prior to the Closing Date;
(iv)
The Seller’s corporate charter and its qualifications to do business in any jurisdiction, temporary identification numbers, stock certificates, stock transfer ledger, corporate minute books, tax returns and records, and similar records having to do with Seller’s organization or stock capitalization and all other corporate documents related to the formation or governance of the Seller’s corporation, but not the operation of its business;

Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(v)
Any documents, records or communications to which the attorney-client privilege or any other privilege accruing to the benefit of Seller does or would apply, and any other books and records which Seller is prohibited from disclosing or transferring to Purchaser under law or confidentiality obligations or is required by law or confidentiality obligations to retain; provided, however, that the Seller shall not withhold any document, record, or communication, the withholding of which would negatively impact the ability of the Purchaser to operate its insurance brokerage / insurance underwriting business that is dependent upon the Transferred Assets;

(vi)
Any work papers or materials in the possession of Seller or any of its Affiliates or any of their respective equity owners, officers, directors, employees, agents or attorneys relating to the evaluation and consideration by Seller of the transactions contemplated by this Agreement and the other Transaction Documents; including, without limitation, the items on Schedule 1.2. (a) (vi);

(vii)
All claims, rights, causes of action, and choses in action against any person or entity regardless of when asserted based upon events, acts, claims, or circumstances arising with respect to the business of the Seller prior to the Closing Date;

(viii)
 All of Seller’s cash and cash equivalents, including bank deposits and any cash and cash equivalents included in any operating or premium trust account (and all of Seller’s bank accounts and premium trust accounts themselves);

(ix)	All accounts receivable of Seller, subject to Section 1.2. (b) of this Agreement (“Allocation of Policy Revenues & Responsibilities”);
(x)	The rights that accrue or will accrue to Seller under the Transaction Documents;
(xi)	The personal effects listed in Schedule 1.2. (a) (xi) hereto; and,
(xii)	All rights, claims, properties, licenses, permits, privileges, and demands relating to any of the Excluded Assets.
(b)	Allocation of Policy Revenues & Responsibilities.
(i)	Seller’s, Special Shareholder’s & Shareholder’s Policy Revenues & Responsibilities.
The Seller shall be:
A.
entitled to commissions (whether generated from agency or direct bill) associated with premium payments for Policies with inception dates before the Closing Date, except with regards to installment premium payments for these Policies due on and after the Closing Date; provided, however, that with respect to the Policies with inception dates before the Closing Date financed via third-party premium-finance companies, the Seller, the Special Shareholder, and/or the Shareholder (as applicable) shall retain all commissions on said Policies (regardless of the timing of the applicable Policyholder’s installment payments);

B.	entitled to commissions (whether generated from agency or direct bill) associated with premium payments for endorsements with effective dates before the Closing Date;
C.
responsible for paying premiums to insurance companies and intermediaries for Policies with inception dates before the Closing Date, except with regards installment premium payments for these Policies due on and after the Closing Date;

D.	responsible for paying premiums to insurance companies and intermediaries for endorsements with effective dates before the Closing Date;
E.
responsible for paying commissions to Sub-Producers associated with premium payments for Policies with inception dates before the Closing Date, except with regard to installment premium payments for these Policies due after the Closing Date;

F.	responsible for paying commissions to Sub-Producers associated with premiums for endorsements with effective dates before the Closing Date;
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

G.	responsible for refunding return premiums to insureds/Sub-Producers associated with endorsements (cancelation or otherwise) effective before the Closing Date;
H.
responsible for refunding return commissions to insureds/Sub-Producers associated with endorsements (cancelation or otherwise) effective on or after the Closing Date, but only to the extent that the Seller, the Special Shareholder, and/or the Shareholder (as applicable) received commissions with regard to any given Policy; and,

I.	responsible for its errors and omissions, at all times.
(ii)	Purchaser’s Responsibilities.
The Purchaser shall be:
A.
entitled to commissions (whether generated from agency or direct bill) associated with installment premium payments due on and after the Closing Date for Policies with inception dates before the Closing Date, except as provided in Section 1.2. (b) (i) (A) above;

B.	entitled to commissions (whether generated from agency or direct bill) associated with premium payments for Policies with inception dates on and after the Closing Date;
C.	entitled to commissions (whether generated from agency or direct bill) associated with premium payments for endorsements with effective dates on and after the Closing Date;
D.	responsible for paying premiums to insurance companies and intermediaries for Policies with inception dates on and after the Closing Date;
E.	responsible for paying premiums to insurance companies and intermediaries for endorsements with effective dates on and after the Closing Date;
F.	responsible for paying commissions to Sub-Producers associated with premium payments for Policies with inception dates on and after the Closing Date;
G.	responsible for paying commissions to Sub-Producers associated with installment payments due on and after the Closing Date for Policies with inception dates before the Closing Date;
H.	responsible for paying commissions to Sub-Producers associated with premiums for endorsements with effective dates on and after the Closing Date;
I.	responsible for refunding return premiums to insureds/Sub-Producers associated with endorsements (cancelation or otherwise) effective on and after the Closing Date;
J.	responsible for refunding return commissions to insureds/Sub-Producers associated with endorsements (cancelation or otherwise), whether effective before, on, or after the Closing Date; and,
K.	responsible for its errors and omissions, at all times.
(c)	Override Commissions, Contingents, Bonuses & Profit-Sharing.
Any override commissions, contingents, bonuses, or profit-sharing on the Transferred Assets under carrier agreements paid on or after the Closing Date shall be assets of the Purchaser.
(d)	Cooperation.
In order to effectuate the purposes of this Agreement, the Parties agree to cooperate with each other and use their commercially reasonable efforts to take, or cause to be taken, such actions necessary to facilitate a smooth transition of the Transferred Assets. The Seller, the Special Shareholder, and the Shareholder shall: (i) provide to the Purchaser all information and documents reasonably requested by the Purchaser which are related to the Transferred Assets; and, (ii) take any reasonable actions requested by the Purchaser which are reasonably related to effectuating the purposes of this Agreement.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(e)	Special Definitions.
For purposes of Section 1.2. of this Agreement, the terms “Policies” and “endorsements” refer to Policies and endorsements that constitute part of the Transferred Assets.
1.3.	No Assumption of Liabilities or Obligations.
Notwithstanding anything to the contrary in this Agreement: (a) the Purchaser shall NOT assume any current or future liabilities or obligations of the Seller, the Special Shareholder, and/or the Shareholder, except for the Exceptions listed in Schedule 1.3. hereto; and, (b) nothing herein shall be construed as imposing any liability or obligation upon the Purchaser, other than as specifically and expressly provided for herein.
1.4.	Purchase Price.
(a)	Purchase Price.
The aggregate consideration for the Transferred Assets payable to the Seller, the Special Shareholder, and the Shareholder by the Purchaser is detailed in Section 1.4. (b) of this Agreement (the “Purchase Price”).
(b)	Payment.
(i)	Payments to Seller.
The Purchaser shall make the following payments to the Seller, who shall accept payments on behalf of the Seller, the Special Shareholder, and the Shareholder.
Payment Date:	Amount (In $):	Amount (In Text):
At Closing:	$1,500,000	One Million, Five Hundred Thousand U.S. Dollars
The total payments, under this Agreement, by the Purchaser, to the Seller, who shall accept payments on behalf of the Seller, the Special Shareholder, and the Shareholder, shall be:
Total:	$1,500,000	One Million, Five Hundred Thousand U.S. Dollars
The Purchaser shall make the payment by wire, in immediately-available funds, to an account designated by the Seller.
However, the Purchaser shall pay a portion of the Payment at Closing to creditors of the Seller (listed on Schedule 1.4. (b) (i) hereto), in lieu of the Seller but only up to the amounts listed in Schedule 1.4. (b) (i) hereto, including the amounts listed in the “Notes” section thereof. Payments by the Seller to the aforementioned creditors of the Seller shall constitute payments to the Seller.
1.5.	Allocation of Purchase Price.
The Purchase Price shall be allocated among the Transferred Assets as set forth in Schedule 1.5. hereto. Neither the Purchaser, the Seller, the Special Shareholder, nor the Shareholder shall, in connection with any tax return, any refund claim, any litigation, or investigation or otherwise, take any position with respect to the allocation of the Purchase Price which is inconsistent with the manner of allocation provided in Schedule 1.5. hereto.
ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLER, THE SPECIAL SHAREHOLDER
& THE SHAREHOLDER
Except as otherwise set forth in the schedules attached to this Agreement by reference to specific sections of this Agreement (hereinafter collectively referred to as the “Disclosure Schedule”), the Seller, the Shareholder, and the Special Shareholder represent and warrant to the Purchaser as set forth below but only if demarked with an “☒” (a checked checkbox).
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

2.1.	Organization and Good Standing.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is duly qualified to transact business as a corporation and is in good standing in every jurisdiction in which the conduct of its business requires it to be so qualified, except where failure to qualify does not have a material adverse effect on the Seller or its business. Certified copies of the Formation Documents and the Operating Documents of the Seller and all amendments thereto as presently in effect have been delivered to the Purchaser and are complete and correct as of the date hereof.
For purposes of Section 2.1. of this Agreement, “corporation” may mean a corporation, a limited liability company, or a limited liability partnership.
2.2.	Authorization, etc.
(a)	Related to Seller.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
The Seller has full corporate power and authority to enter into this Agreement, all exhibits and schedules hereto, and all agreements contemplated herein (this Agreement and all such exhibits, schedules, and other agreements being collectively referred to herein as the “Acquisition Documents”), to perform its obligations hereunder and thereunder, to transfer the Transferred Assets, and to carry out the transactions contemplated hereby and thereby, subject to the AmerInst Shareholder Approval and such regulatory approvals as required by law. The Seller has taken, or will use commercially reasonable efforts to take, before the Closing Date, all actions required by law, its Formation Documents, its Operating Documents, or otherwise to authorize (a) the execution and delivery of this Agreement and the other Acquisition Documents, and (b) the performance of its obligations hereunder and thereunder. This Agreement has been duly executed and delivered by the Seller and upon the execution and delivery of the remaining Acquisition Documents by a duly authorized officer of the Seller, the remaining Acquisition Documents will have been duly executed and delivered by the Seller, and this Agreement is and such other Acquisition Documents will be, upon due execution and delivery thereof, the legal, valid, and binding obligations of the Seller enforceable according to their terms, except (a) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium general principle, or similar laws now or hereafter in effect relating to creditors’ rights and (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought.
(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
Each person who is a Special Shareholder and/or Shareholder and who makes representations and warranties pursuant to Section 2.2. (b) of this Agreement does so only for himself/herself and not on behalf of any other person.
The Special Shareholder and the Shareholder have full power and authority to enter into this Agreement and the Acquisition Documents, to perform their obligations hereunder and thereunder, to transfer the Transferred Assets (to the extent of their ownership interest in the Transferred Assets), and to carry out the transactions contemplated hereby and thereby (as may be applicable to the Special
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

Shareholder and/or the Shareholder). The Special Shareholder and the Shareholder have taken, or will take before the Closing Date, all actions required by law or otherwise to authorize (a) the execution and delivery of this Agreement and the other Acquisition Documents, and (b) the performance of their obligations hereunder and thereunder. Upon execution, this Agreement will have been duly executed and delivered by the Special Shareholder and the Shareholder, and, upon the execution and delivery of the remaining Acquisition Documents by the Special Shareholder and the Shareholder, the remaining Acquisition Documents will have been duly executed and delivered by the Special Shareholder and the Shareholder. This Agreement is and such other Acquisition Documents will be, upon due execution and delivery thereof, the legal, valid, and binding obligations of the Special Shareholder and the Shareholder enforceable according to their terms, except (a) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium general principle, or similar laws now or hereafter in effect relating to creditors’ rights and (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought.
2.3.	Title to Transferred Assets.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
The Seller, the Special Shareholder, and the Shareholder own and have good and marketable title to all Transferred Assets (as may be applicable to the Seller, the Special Shareholder, and/or the Shareholder), free and clear of all Liens (as such term is defined in Section 2.10(a)(iii) of this Agreement) other than Permitted Liens (as this term is defined in Section 2.4. of this Agreement).
2.4.	Title to Properties; Absence of Liens and Encumbrances.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
The Seller has good and marketable title to or a valid leasehold interest in all of its properties and assets, tangible and intangible, free and clear of all Liens except for (i) Liens set forth in Schedule 2.4. hereto, (ii) Liens for current taxes not yet due and payable, and (iii) such other minor imperfections of title and encumbrances, if any, that do not, in the aggregate, have a material adverse effect on the business, assets, or financial condition of the Seller (collectively hereinafter referred to as the “Permitted Liens”). There is no material asset used or required by the Seller in the conduct of its business which is not owned by the Seller or licensed or leased to it pursuant to one of the licenses or leases listed in Schedule 2.6. hereto.
2.5.	Owned Real Property.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
(a)	The Seller does not own any Real Property; and,
(b)	The Seller does not own or hold, is not obligated under, or party to, any option, right of first refusal, or other contractual right to acquire any real property or interest therein.
2.6.	Leases.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

Schedule 2.6. hereto contains a complete list of (a) each lease pursuant to which the Seller leases, as lessor or lessee, any real property interest and (b) each lease pursuant to which the Seller leases, as lessor or lessee, any type of property in which the Purchaser’s inability to acquire the Seller’s rights thereunder would have a material adverse effect upon the business assets or financial condition of the Seller and in which the rental payments pursuant to such lease exceed $1.00 (One U.S. Dollar) per annum. Each such lease is valid and binding and is in full force and effect, subject only to exceptions based on bankruptcy, insolvency, or similar laws of general application, and there are no existing defaults by any party to any such lease, or any condition, event, or act known to the Seller which, with notice or lapse of time or both, would constitute such a default. Without limiting the foregoing, the Seller is not in default under any of such leases, and the Seller has not received any notice from any person asserting a default by the Seller under any such lease.
2.7.	No Violation.
(a)	Related to Seller.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
None of (a) the execution and delivery of this Agreement or any of the other Acquisition Documents by the Seller, (b) the performance by the Seller of its obligations hereunder or thereunder, (c) the consummation of the transactions contemplated hereby or thereby after the Closing, will (i) violate any provision of the Formation Documents or Operating Documents of the Seller; (ii) violate, or be in conflict with, or constitute a default under or breach of, or permit the termination of, or cause the acceleration of the maturity of, any indenture, mortgage, contract, commitment, debt or obligation of the Seller, which violation, conflict, default, breach, termination, or acceleration, either individually or in the aggregate with all other such violations, conflicts, defaults, breaches, terminations, and accelerations, would have a material adverse effect on the operations, business, assets, or financial condition or the Seller or the Transferred Assets; (iii) except for the AmerInst Shareholder Approval, any regulatory approvals required by law, and consents set forth in Schedule 2.7. (a) (iii) hereto, require the consent of any other party to or result in the creation or imposition of any Lien upon any property or assets of the Seller or the Transferred Assets under any indenture, mortgage contract, commitment, debt, or obligation of or to which the Seller is a party or by which the Seller is bound; (iv) violate any statute, law, judgment, decree, order, regulation, or rule of any court or governmental authority to which the Seller or the Transferred Assets is subject; or (v) result in the loss of any material license, privilege, or certificate benefiting the Seller.
(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
Each person who is a Special Shareholder and/or Shareholder and who makes representations and warranties pursuant to Section 2.7. (b) of this Agreement does so only for himself/herself and not on behalf of any other person.
None of (a) the execution and delivery of this Agreement or any of the other Acquisition Documents by the Special Shareholder or the Shareholder, (b) the performance by the Special Shareholder or the Shareholder of their obligations hereunder or thereunder, (c) the consummation of the transactions contemplated hereby or thereby after the Closing, will (i) violate, or be in conflict with, or constitute a default under or breach of, or permit the termination of, or cause the acceleration of the maturity of, any indenture, mortgage, contract, commitment, debt or obligation of the Special Shareholder or the Shareholder, which violation, conflict, default, breach, termination, or acceleration, either individually or in the aggregate with all other such violations, conflicts, defaults, breaches, terminations, and accelerations, would have a material adverse effect on the operations, business, assets, or financial
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

condition or the Seller or the Transferred Assets; (ii) except for the consents set forth in Schedule 2.7. (b) (ii) hereto, require the consent of any other party to or result in the creation or imposition of any Lien upon any property or assets of the Seller or the Transferred Assets under any indenture, mortgage contract, commitment, debt, or obligation of or to which the Special Shareholder or the Shareholder is a party or by which the Special Shareholder or the Shareholder is bound; (iii) violate any statute, law, judgment, decree, order, regulation, or rule of any court or governmental authority to which the Special Shareholder, the Shareholder, or the Transferred Assets is subject (as applicable); or (iv) result in the loss of any material license, privilege, or certificate benefiting the Special Shareholder or the Shareholder.
2.8.	Consents and Approvals of Governmental Authorities.
(a)	Related to Seller.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
Other than in connection or compliance with the provisions of the Securities Laws, no consent, approval, or authorization of, or declaration, filing, or registration with, any governmental or regulatory authority is required to be made or obtained by the Seller in connection with the execution, delivery, and performance of this Agreement or any of the other Acquisition Documents by the Seller.
(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
Each person who is a Special Shareholder and/or Shareholder and who makes representations and warranties pursuant to Section 2.8. (b) of this Agreement does so only for himself/herself and not on behalf of any other person.
No consent, approval, or authorization of, or declaration, filing, or registration with, any governmental or regulatory authority is required to be made or obtained by the Special Shareholder or the Shareholder (as may be applicable to the Special Shareholder and/or the Shareholder) in connection with the execution, delivery, and performance of this Agreement or any of the other Acquisition Documents by the Special Shareholder or the Shareholder.
2.9.	Financial Statements & Obligations.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
(a)	Delivery.
The Seller has delivered to the Purchaser true and complete copies of the Seller’s Financials as of and for the years ended 2018, 2019, 2020, 2021, and 2022, as well as its year-to-date Financials as of the last day of the month preceding the Closing Date.
(b)	Accuracy.
The Financials provided by the Seller to the Purchaser pursuant to Section 2.9. of this Agreement are true and correct and fairly present in all material respects the financial condition of the Seller as of the respective dates thereof and the results of operations of the Seller for the periods then ended in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(c)	Obligations.
As of the Closing Date, the Seller shall: (a) have enough funds to satisfy all of its obligations, either in cash, liquid securities, or accounts receivable; (b) be “in trust” with regards premiums held on behalf of Insurance Brokers, insurance companies, reinsurance companies, and any other insurance person or entity; and (c) have paid in full all of its outstanding obligations. The Seller shall pay in full all of its obligations when due.
2.10	Absence of Certain Changes.
(a)	Related to Seller.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
Since January 1, 2022, the Seller has not.
(i)	suffered any material adverse change in its working capital, condition, financial or otherwise, assets, liabilities, reserves, business operations, or prospects;
(ii)	suffered any damage, destruction, or loss, whether covered by insurance or not, materially adversely affecting its business operations, or prospects, assets, or condition, financial or otherwise;
(iii)
permitted or allowed any of its property or assets (real, personal, or mixed, tangible or intangible) to be subjected to any mortgage, pledge, security interest, conditional sale, or other title retention agreement, encumbrance, lien, easement, claim, right of way, warrant, option, or charge of any kind (individually and collectively hereinafter referred to as a “Lien”), except Permitted Liens;

(iv)
created or incurred any liability (fixed, absolute, accrued, contingent, or otherwise) except for unsecured current liabilities incurred for other than money borrowed, and liabilities under contracts entered into in the ordinary course of business and for amounts and for terms consistent with past practice;

(v)
cancelled or compromised any debts, or waived or permitted to lapse, any material claims or rights, or sold, transferred, or otherwise disposed of any of its properties or assets (real, personal, or mixed, tangible or intangible), except in the ordinary course of business and consistent with past practice;

(vi)
transferred or granted any concessions, leases, licenses, or agreements with respect to, or disposed of or permitted to lapse any rights to the use of, any patent, registered trademark, servicemark, trade name, or copyright material to the business of the Seller [all of which are listed on Schedule 2.10. (a) (vi) hereto], or disposed of or disclosed to any person any material, trade secret, formula, process, or know-how not theretofore a matter of public knowledge;

(vii)
entered into any material commitment or transaction not in the ordinary course of business and consistent with past practice or made any capital expenditures or commitments for any additions to property, plant, or equipment that in the aggregate exceed Five Thousand U.S. Dollars ($5,000.00), except as set forth in Schedule 2.10 (a) (vii) hereto;

(viii)
 paid, loaned, or advanced any amount to, or sold, purchased, transferred, or leased any properties or assets (real, personal, or mixed, tangible or intangible) to or from, or entered into any agreement or arrangement with, any of its officers, directors, or employees, or any family member of any of its officers, directors, or employees, or any corporation or other entity controlled by, controlling, or under common control with it, or any partner, officer, director or employee of any such corporation or other entity, or any such individual’s family members, except as set forth in Schedule 2.10 (a) (viii) hereto;

(ix)
purchased, redeemed, issued, sold, or otherwise acquired or disposed of, directly or indirectly, any stock, stock options, warrants, bonds, notes, or other securities, or rights to purchase or convert into any securities of the Seller, except as set forth in Schedule 2.10 (a) (ix) hereto;

Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(x)	declared or paid any dividends or other distributions to the Seller or any holder of any of its securities;
(xi)	made any acquisition or disposition of assets except in the ordinary course of business, consistent with past practice;
(xii)	introduced any material change with respect to the operation of its business, including, without limitation, its method of accounting;
(xiii)
 except for sales of inventories in the ordinary course of business, sold or otherwise disposed of, or entered into or agreed to enter into any agreement or other arrangement to sell or otherwise dispose of, any of its assets, properties, or rights or any agreement or other arrangement which requires the consent of any party to the transfer and assignment of any such assets, properties, or rights;

(xiv)
 paid or agreed to pay any bonus or extraordinary payment to any employee or changed or agreed to change in any material respect the compensation of any employee, except as set forth in Schedule 2.10. (a) (xiv) hereto; or,

(xv)	agreed, whether in writing or otherwise, to take any action described in Section 2.10. (a) of this Agreement.
(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
Each person who is a Special Shareholder and/or Shareholder and who makes representations and warranties pursuant to Section 2.10. (b) of this Agreement does so only for himself/herself and not on behalf of any other individual.
Since January 1, 2022, the Special Shareholder and the Shareholder (as may be applicable to the Special Shareholder and/or the Shareholder) have not:
(i)
suffered any material adverse change in the working capital, condition, financial or otherwise, assets, liabilities, reserves, business operations, or prospects of the Transferred Assets or any Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder or the Shareholder;

(ii)
suffered any damage, destruction, or loss, whether covered by insurance or not, materially adversely affecting the business operations, or prospects, assets, or condition, financial or otherwise, of the Transferred Assets or any Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder or the Shareholder;

(iii)
permitted or allowed the Transferred Assets or any Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder or the Shareholder to be subjected to any mortgage, pledge, security interest, conditional sale, or other title retention agreement, encumbrance, lien, easement, claim, right of way, warrant, option, or charge of any kind (individually and collectively hereinafter referred to as a “Lien”), except Permitted Liens;

(iv)
waived or permitted to lapse, any material claims or rights, or sold, transferred, or otherwise disposed of the Transferred Assets, any Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder or the Shareholder, or assets related to the Transferred Assets or a

Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder or the Shareholder (real, personal, or mixed, tangible or intangible), except as set forth in Schedule 2.10 (b) (iv) hereto;
(v)
transferred or granted any concessions, leases, licenses, or agreements with respect to or disposed of or permitted to lapse any rights to the use of any patent, registered trademark, servicemark, trade name, or copyright material to the Transferred Assets or any Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder or the Shareholder [all of which are listed on Schedule 2.10. (b) (v) hereto], or disposed of or disclosed to any person any material, trade secret, formula, process, or know-how not theretofore a matter of public knowledge;

(vi)
entered into any material commitment or transaction not in the ordinary course of business and consistent with past practice or made any capital expenditures or commitments for any changes to the Transferred Assets or a Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder or the Shareholder that in the aggregate exceed $5,000.[00] (Five Thousand U.S. Dollars);

(vii)
with regards the Transferred Assets or any Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder or the Shareholder, paid, loaned, or advanced any amount to, or sold, purchased, transferred, or leased any assets (real, personal, or mixed, tangible or intangible) to or from, or entered into any agreement or arrangement with, any of his/her family members, or any of the Seller’s officers, directors, or employees, or any family member of any of the Seller’s officers, directors, or employees, or any corporation or other entity controlled by, controlling, or under common control with the Shareholder, the Seller, or any partner, officer, director or employee of any such corporation or other entity, or any such individual’s family members;

(viii)
 made any acquisition or disposition of the Transferred Assets or any Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder or the Shareholder, except as set forth in Schedule 2.10 (b) (viii) hereto;

(ix)
introduced any material change with respect to the operation of the Transferred Assets or any Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder or the Shareholder, including, without limitation, its method of accounting;

(x)
sold or otherwise disposed of, or entered into or agreed to enter into any agreement or other arrangement to sell or otherwise dispose of, the Transferred Assets, any of Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder or the Shareholder, or assets related to the Transferred Assets or a Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder or the Shareholder, or rights or any agreement or other arrangement which requires the consent of any party to the transfer and assignment of the Transferred Assets, any Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder or the Shareholder, or assets or rights related to the Transferred Assets or a Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder or the Shareholder;

(xi)	agreed, whether in writing or otherwise, to take any action described in Section 2.10. (b) of this Agreement.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

2.11.	Patents, Trademarks, Trade Names.
(a)	Related to Seller.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
The Seller owns, is licensed, or otherwise has the full right to use all patents, trademarks, servicemarks, trade names, and copyrights used in the business of the Seller as currently conducted. Schedule 2.11. (a) hereto contains a complete and accurate list of (i) all patents, trademarks, servicemarks, trade names copyrights, technology, know-how, recipes, and processes used or proposed to be used by the Seller, all applications therefore, and all licenses and other agreements relating thereto, and (ii) all agreements relating to technology, know-how, recipes, or processes that the Seller is licensed or authorized to use by others or licenses or authorizes others to use. Except as set forth in any of such licenses or agreements, the Seller has the sole and exclusive right to use its patents, trademarks, servicemarks, trade names, copyrights, technology, know-how, recipes, and processes identified in Schedule 2.11. (a) hereto, and no consent of any third party is required for the use thereof by the Seller upon completion of the transfer of the Transferred Assets. No claims have been asserted by any person to the use of any such patents, trademarks, servicemarks, trade names, copyrights, technology, know-how, recipes, or processes, or challenging or questioning the validity or effectiveness of any such license or agreement, and the Seller knows of no valid basis for any such claims. The Seller has not received any notice or is aware of any facts or alleged facts indicating that the use of such patents, trademarks, servicemarks, trade names, copyrights, technology, know-how, recipes, or processes by the Seller infringes on the rights of any other person. No additional proprietary rights other than those listed on Schedule 2.11. (a) hereto are necessary or material to the conduct of the business of the Seller.
(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
Each person who is a Special Shareholder and/or Shareholder and who makes representations and warranties pursuant to Section 2.11. (b) of this Agreement does so only for himself/herself and not on behalf of any other person.
To their actual knowledge, the Special Shareholder and the Shareholder own, are licensed, or otherwise have the full right to use all patents, trademarks, servicemarks, trade names, and copyrights used by each of them in the business of the Seller as currently conducted. The Special Shareholder and the Shareholder own, are licensed, or otherwise have the full right to use all patents, trademarks, servicemarks, trade names, and copyrights in which the Special Shareholder and/or the Shareholder have an ownership interest. Schedule 2.11. (b) hereto contains a complete and accurate list of (i) all patents, trademarks, servicemarks, trade names copyrights, technology, know-how, recipes, and processes in which the Special Shareholder and/or the Shareholder have an ownership interest and which are used or proposed to be used by the Special Shareholder and the Shareholder in connection with or related to the Seller or the Transferred Assets, all applications therefore, and all licenses and other agreements relating thereto, and (ii) all agreements relating to technology, know-how, recipes, or processes that the Special Shareholder and the Shareholder are licensed or authorized to use by others or licenses or authorizes others to use in connection with or related to the Seller or the Transferred Assets. Except as set forth in any of such licenses or agreements, the Special Shareholder and the Shareholder have the sole and exclusive right to use their patents, trademarks, servicemarks, trade names, copyrights, technology, know-how, recipes, and processes identified in Schedule 2.11. (b) hereto, and no consent of any third party is required for the use thereof by the Special Shareholder and the Shareholder upon completion of the transfer of the Transferred Assets. No claims have been asserted by any person to the use of any such patents, trademarks, servicemarks, trade names,
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

copyrights, technology, know-how, recipes, or processes in which the Special Shareholder and/or the Shareholder have an ownership interest, or challenging or questioning the validity or effectiveness of any such license or agreement, and the Special Shareholder and the Shareholder know of no valid basis for any such claims. The Special Shareholder and the Shareholder have not received any notice or are aware of any facts or alleged facts indicating that the use by the Special Shareholder and/or the Shareholder of such patents, trademarks, servicemarks, trade names, copyrights, technology, know-how, recipes, or processes in which the Special Shareholder and/or the Shareholder have an ownership interest infringes on the rights of any other person. No additional proprietary rights other than those listed on Schedule 2.11. (b) hereto are necessary or material to the conduct of the business of the Special Shareholder and the Shareholder in connection with or related to the Seller or the Transferred Assets.
2.12.	Litigation.
(a)	Related to Seller.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
Schedule 2.12. (a) hereto sets forth all non-resolved and pending actions, claims, proceedings, and investigations (“Actions”) instituted against the Seller, including without limitation Actions for personal injuries, products liability, or breach of warranty arising from products sold by the Seller, pending or threatened against the Seller, any properties or rights of the Seller (including, without limitation, the patents, trademarks, servicemarks, trade names, copyrights, technology, know-how, recipes, or processes listed in Schedule 2.11. hereto), or the transactions contemplated by this Agreement or any other Acquisition Document before any court, arbitrator, or administrative or governmental body. To the best knowledge of the Seller, no state of facts exists or has existed that would constitute grounds for the institution of any Action against the Seller with regard to any assets of the Seller (including, but not limited to, the Seller’s properties and rights), the transactions contemplated by this Agreement, or any other Acquisition Document. The Seller is not subject to any judgment, order, or decree entered in any lawsuit or proceeding that has materially affected, in an adverse manner, or that can reasonably be expected to materially affect, in an adverse manner, the transactions contemplated by this Agreement, the Seller, or the Transferred Assets, including, without limitation, the Seller’s business practices and its ability to acquire any property or conduct business in any way.
(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
Each person who is a Special Shareholder and/or Shareholder and who makes representations and warranties pursuant to Section 2.12. (b) of this Agreement does so only for himself/herself and not on behalf of any other person.
Schedule 2.12. (b) hereto sets forth all non-resolved and pending actions, claims, proceedings, and investigations instituted against the Special Shareholder and/or the Shareholder (“Actions”) that involve or are related to the Transferred Assets, including without limitation Actions for personal injuries, products liability, or breach of warranty arising from products sold by the Special Shareholder and/or the Shareholder, pending or threatened against the Special Shareholder and/or the Shareholder, any properties or rights of the Special Shareholder and/or the Shareholder (including, without limitation, the patents, trademarks, servicemarks, trade names, copyrights, technology, know-how, recipes, or processes listed in Schedule 2.11. (a) and Schedule 2.11. (b) hereto), or the transactions contemplated by this Agreement or any other Acquisition Document before any court, arbitrator, or administrative or governmental body. To the actual knowledge of the Special Shareholder and the
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

Shareholder, no state of facts exists or has existed that would constitute grounds for the institution of any Action that involves or is related to the Transferred Assets, against the Special Shareholder and/or the Shareholder that involves or is related to the Transferred Assets, or against any properties or rights of the Special Shareholder and/or the Shareholder that involve or are related to the Transferred Assets, or against or the transactions contemplated by this Agreement or any other Acquisition Document. The Special Shareholder and/or the Shareholder is not subject to any judgment, order, or decree entered in any lawsuit or proceeding that has materially affected, in an adverse manner, or that can reasonably be expected to materially affect, in an adverse manner, the transactions contemplated by this Agreement, the Seller, the Special Shareholder, the Shareholder, or the Transferred Assets, including, without limitation, the Seller’s, the Special Shareholder’s, and/or the Shareholder’s business practices and their ability to acquire any property or conduct business in any way.
2.13.	Tax Returns and Payments.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
All of the tax returns and reports of the Seller or respecting the operations of the Seller required by law to be filed on or before the date hereof have been duly and timely filed and all taxes shown as due thereon have been paid. There are in effect no waivers of any applicable statute of limitations related to such returns. No liability for any tax will be imposed upon the Transferred Assets or the Seller or its assets with respect to any period before the Closing Date for which there is not an adequate reserve reflected in the Seller’s balance sheet dated as of the last day of the month preceding the Closing Date (the “Seller’s Balance Sheet”). The provisions of Section 2.13 of this Agreement shall include, without limiting the generality of Section 2.13 of this Agreement, all reports, returns, and payments due under all federal, state, or local laws or regulations relating to income, sales, use and withholding taxes, withholding obligations, unemployment insurance, Social Security, workers’ compensation and other obligations of the same or of a similar nature. The Seller is not subject to any open audit in respect of its taxes, no deficiency assessment or proposed adjustment for taxes is pending, and the Seller has no knowledge of any liability, whether or not proposed, for any tax with respect to any period through the date hereof to be imposed upon any of its properties or assets for which there is not an adequate reserve reflected in the Seller’s Balance Sheet.
2.14.	Reserved.
2.15.	Insurance.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
Schedule 2.15. hereto contains (i) a complete and accurate description of the Seller’s current self-insurance practices and items covered by such self-insurance and (ii) a complete list of all current Policies that insure the Transferred Assets (collectively “TA Policies”). The Seller has delivered to the Purchaser true and complete copies of the TA Policies, along with copies of all TA Policies for the prior fiscal year of the Seller. All such TA Policies are and will remain in full force and effect through (but not following) the Closing Date. To the knowledge of the Seller, there is no notice of or basis for any modification, suspension, termination, or cancellation of any TA Policies.
2.16.	Contracts and Commitments.
(a)	Related to Seller.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(i)
Schedule 2.16(a) hereto contains a complete list of each current outstanding contract and commitment of the Seller that is material to the operations, assets, business or financial condition of the Seller that by its terms can reasonably be expected to require future payment by or to the Seller of $50,000.

A.	all employment contracts and commitments between the Seller and its employees (including those terminable by the Seller at will and without payment or penalty);
B.
all employment contracts and commitments between the Seller, Special Shareholder, the Shareholder, and/or any third party (including those terminable by the Seller at will and without payment or penalty);

C.	all collective bargaining agreements and union contracts to which the Seller is a party;
D.
all contracts or commitments, written or oral, with distributors, brokers, manufacturer’s representatives, sales representatives, service or warranty representatives, customers, and other persons, firms, or corporations engaged in the sale or distribution of the Seller’s products;

E.
all purchase orders issued by the Seller in excess of One Thousand U.S. Dollars ($1,000.00), and all purchase or sales orders that call for delivery or performance on a date more than one (1) year from the date of this Agreement;

F.	all contracts and arrangements with and between the Seller, Special Shareholder, the Shareholder, and any of their Affiliates;
G.	all contracts and arrangements with and between the Seller, Special Shareholder, and the Shareholder;
H.	all contracts and arrangements, written or oral, under which the Seller is either a bailor or bailee, including without limitation, contracts for the bailment of vehicles;
I.	all agreements pursuant to which the Seller acquired its trade name(s) or a substantial portion of its assets;
J.
all other contracts and commitments of the Seller [excluding leases for the purpose of Section 2.16. (a) of this Agreement] and instruments reflecting obligations for borrowed money or for other indebtedness or guarantees thereof.

(ii)
At the Purchaser’s request, the Seller shall deliver or cause to be delivered to the Purchaser full and complete copies of the documents identified above and all such other agreements and instruments as the Purchaser may reasonably request.

(iii)	The Seller is not party to any written agreement that would restrict it from carrying on any line of business anywhere in the world.
(iv)
Each of the contracts listed on Schedule 2.16. hereto is valid and binding, and each of the contracts binding on the Seller, the Special Shareholder, and the Shareholder (as applicable; and, whether or not listed on Schedule 2.16. hereto) has been entered into in the ordinary course of business.

Neither the Seller, the Special Shareholder, the Shareholder, nor any other Party hereto is in default under or in breach or violation of, and neither the Seller, the Special Shareholder, the Shareholder, nor any other Party hereto has received notice of any asserted claim of default by any other Party under, or a breach or violation of, any of the contracts, agreements, and commitments described in Section 2.16. of this Agreement, including without limitation, any licensing or usage agreements with respect to the technology that the Seller, the Special Shareholder, or the Shareholder now uses or currently intends and plans to use.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
Each person who is a Special Shareholder and/or Shareholder and who makes representations and warranties Section 2.16. (b) of this Agreement does so only for himself/herself and not on behalf of any other individual.
(i)
Schedule 2.16. (b) hereto contains a complete list of each current outstanding contract and commitment of the Special Shareholder (in connection with or related to the Transferred Assets) and the Shareholder (in connection with or related to the Transferred Assets) that is material to the operations, assets, business or financial condition of the Special Shareholder (in connection with or related to the Transferred Assets) or the Shareholder (in connection with or related to the Transferred Assets) that by its terms can reasonably be expected to require future payment by or to the Seller of $5,000.[00] (Five Thousand U.S. Dollars) or more per annum, including but not limited to the following:

A.
all employment contracts and commitments between the Seller, Special Shareholder, the Shareholder, and/or any third party (including those terminable by the Seller at will and without payment or penalty);

[Note: It is not necessary to provide copies of these items if these items have already provided in Schedule 2.16. (a) hereto.]
B.	all collective bargaining agreements and union contracts to which the Special Shareholder and/or the Shareholder is a party;
C.
all contracts or commitments, written or oral, with distributors, brokers, manufacturer’s representatives, sales representatives, service or warranty representatives, customers, and other persons, firms, or corporations engaged in the sale or distribution of the Special Shareholder’s or the Shareholder’s products;

D.
all purchase orders issued by the Special Shareholder or the Shareholder in excess of One Thousand U.S. Dollars ($1,000.00), all sales orders received by the Special Shareholder or the Shareholder in excess of One Thousand U.S. Dollars ($1,000.00), and all purchase or sales orders that call for delivery or performance on a date more than one (1) year from the date of this Agreement;

E.	all contracts and arrangements with and between the Seller, Special Shareholder, the Shareholder and any of their Affiliates;
[Note: It is not necessary to provide copies of these items if these items have already provided in Schedule 2.16. (a) hereto.]
F.	all contracts and arrangements with and between the Seller, Special Shareholder, and the Shareholder;
[Note: It is not necessary to provide copies of these items if these items have already provided in Schedule 2.16. (a) hereto.]
G.
all contracts and arrangements, written or oral, under which the Special Shareholder or the Shareholder is either a bailor or bailee, including without limitation, contracts for the bailment of vehicles;

H.	all agreements pursuant to which the Special Shareholder and/or the Shareholder acquired its trade name(s) or a substantial portion of their assets; and,
I.
all other contracts and commitments of the Special Shareholder and/or the Shareholder [excluding leases for the purpose of Section 2.16. (a) of this Agreement] and instruments reflecting obligations for borrowed money or for other indebtedness or guarantees thereof.

Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(ii)
At the Purchaser’s request, the Special Shareholder and/or the Shareholder shall deliver or cause to be delivered to the Purchaser full and complete copies of the documents identified above and all such other agreements and instruments as the Purchaser may reasonably request.

(iii)	The Special Shareholder and/or the Shareholder are not party to any written agreement that would restrict them from carrying on any line of business anywhere in the world.
(iv)
Each of the contracts listed on Schedule 2.16. (b) hereto is valid and binding, and each of the contracts binding on the Special Shareholder and the Shareholder (as applicable; and, whether or not listed on Schedule 2.16. (b) hereto) has been entered into in the ordinary course of business, and none of the contracts binding on the Special Shareholder or the Shareholder contains terms or conditions that are materially adverse to the Seller, the Special Shareholder, or the Shareholder. Neither the Special Shareholder nor the Shareholder is in default under or in breach or violation of, and neither the Seller, the Special Shareholder, the Shareholder, nor any other Party hereto has received notice of any asserted claim of default by any other Party under, or a breach or violation of, any of the contracts, agreements, and commitments described in Section 2.16. of this Agreement, including without limitation, any licensing or usage agreements with respect to the technology that the Seller, the Special Shareholder, or the Shareholder now uses or currently intends and plans to use.

2.17.	Distributors and Customers.
(a)	Related to Seller.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
To the Seller’s knowledge, it enjoys good working relationships under its distributor, sales representative, and similar agreements necessary to the normal operation of its business. The Seller has no knowledge or basis for knowledge that any customer or group of related customers (i.e., any customers who are, directly or indirectly, through zero or more intermediaries, are under common control), who, for the twelve (12) months preceding the Closing Date, for the fiscal year ended 2022, and during each of the two (2) fiscal years preceding the fiscal year ended 2022, accounted for more than Fifty-Thousand U.S. Dollars ($50,000.00) in aggregate volume of gross sales of the Seller, has terminated or expects to terminate a material portion of its normal business with the Seller.
(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
Each person who is a Special Shareholder and/or Shareholder and who makes representations and warranties pursuant to Section 2.17. (b) of this Agreement does so only for himself/herself and not on behalf of any other person.
To the Special Shareholder’s and the Shareholder’s actual knowledge, they enjoy good working relationships under all of their distributor, sales representative, and similar agreements necessary to the normal operation of their business. The Special Shareholder and the Shareholder have no knowledge or basis for knowledge that any customer or group of related customers (i.e., any customers who are, directly or indirectly, through zero or more intermediaries, are under common control), who, for the twelve (12) months preceding the Closing Date, for the fiscal year ended 2022, and during each of the two (2) fiscal years preceding the fiscal year ended 2022, accounted for more than Fifty-Thousand U.S. Dollars ($50,000.00) in aggregate volume of gross sales of the Seller, the Special Shareholder, or the Shareholder has terminated or expects to terminate a material portion of its normal business with the Seller, the Special Shareholder, or the Shareholder.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

2.18.	Fringe Benefit Plans.
☐	The representations and warranties of this section apply to the Seller.
☐	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
Not applicable.
2.19.	Labor Relations.
(a)	Related to Seller.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.
No employee of the Seller is represented by a labor union, and no petition has been filed or proceedings instituted by any employee or group of employees with any labor relations board seeking recognition of a bargaining representative. There are no matters pending before the National Labor Relations Board or any similar state or local labor agency, and the Seller is neither engaged in nor subject to any penalties or enforcement action in respect of any unfair labor practices, and the Seller believes that it enjoys good labor relations with its employees. There are no controversies or disputes pending between the Seller and any of its employees, the Special Shareholder, or the Shareholder, except for such controversies and disputes as do not and will not, individually or in the aggregate, have a material adverse effect on its business, operations, assets, prospects, or condition, financial or otherwise.
(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
Each person who is a Special Shareholder and/or Shareholder and who makes representations and warranties pursuant to Section 2.19. (b) of this Agreement does so only for himself/herself and not on behalf of any other person.
There are no controversies or disputes pending between the Seller, the Special Shareholder, the Shareholder, and/or the Seller’s employees except for such controversies and disputes as do not and will not, individually or in the aggregate, have a material adverse effect on the business, operations, assets, prospects, or condition, financial or otherwise, of the Seller, the Special Shareholder, and/or the Shareholder.
2.20.	Environmental Matters.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
The Seller has not and does not currently own any real property. Further, the Seller warrants that it has not been party to any lawsuit or claim involving environmental matters relating to any of its existing or prior business operations, real property, or Leasehold Interests, such as pollution liability.
2.21.	Compliance with Laws.
(a)	Related to Seller.
☒	The representations and warranties of this section apply to the Seller.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
The Seller is not in violation of, has not been charged with any violation of, or, to its knowledge, is not under any investigation with respect to any charge concerning any violation of any requirements of applicable Law (“Requirements of Law”), in which such violation either singly or in the aggregate with other violations would have a material adverse effect upon the operations, assets, business or financial condition of the Seller. The Seller is not in default with respect to any order, writ, injunction, or decree of any court, agency, or instrumentality. Without limiting the generality of the foregoing, the Seller is in material compliance with (a) all Requirements of Law promulgated by the Occupational Safety and Health Administration, and (b) all environmental Requirements of Law.
(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
Each person who is a Special Shareholder and/or Shareholder and who makes representations and warranties pursuant to Section 2.21. (b) of this Agreement does so only for himself/herself and not on behalf of any other person.
The Special Shareholder and the Shareholder are not in violation of, have not been charged with any violation of, or, to the best of their knowledge, are not under any investigation with respect to any charge concerning any violation of any requirements of applicable Law (“Requirements of Law”), in which such violation either singly or in the aggregate with other violations would have a material adverse effect upon the operations, assets, business or financial condition of the Seller or the Transferred Assets. The Special Shareholder and the Shareholder are not in default with respect to any order, writ, injunction, or decree of any court, agency, or instrumentality.
2.22.	Licenses, Permits, and Authorizations.
(a)	Related to Seller.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
The Seller has all approvals, authorizations, consents, licenses, franchises, orders, and other permits (collectively, “Licenses”) of (a) any governmental or regulatory agency, whether federal, state, local or foreign, and (b) all trade or industry associations, required to permit it to carry on its business as presently conducted, all of which are in full force and effect. Schedule 2.22. (a) hereto sets forth all such Licenses required for the operation of the business of the Seller.
(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
The Special Shareholder and the Shareholder have all approvals, authorizations, consents, licenses, franchises, orders, and other permits (collectively, “Licenses”) of (a) any governmental or regulatory agency, whether federal, state, local or foreign, and (b) all trade or industry associations, required to permit them to carry on their business as presently conducted, all of which are in full force and effect. Schedule 2.22. (b) hereto sets forth all such Licenses required for the Special Shareholder and/or the Shareholder to carry on their business.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

2.23	Reserved.
2.24.	Accounts Receivable.
(a)	Related to Seller.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
All accounts receivable of the Seller represent bona fide and valid claims arising in connection with sales of products by the Seller and, except to the extent of the reserves stated on the Seller’s Balance Sheet, the Seller’s accounts receivable are collectible and are not subject to any counterclaim or setoff. There has been no material adverse change since January 1, 2022 in the amount, validity, or collectability of the accounts receivable of the Seller from that stated on the Seller’s Balance Sheet.
(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
Each person who is a Special Shareholder and/or Shareholder and who makes representations and warranties pursuant to Section 2.24. (b) of this Agreement does so only for himself/herself and not on behalf of any other person.
All accounts receivable arising in connection with or related to any Transferred Asset serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder and/or the Shareholder represent bona fide and valid claims arising in connection with sales of products by the Special Shareholder and/or the Shareholder and are collectible and are not subject to any counterclaim or setoff. There has been no material adverse change since January 1, 2022 in the amount, validity, or collectability of the accounts receivable arising in connection with or related to any Book of Business serviced, maintained, generated, developed, produced, controlled (either partially or wholly), or owned (either partially or wholly) by the Special Shareholder and/or the Shareholder.
2.25.	Reserved.
2.26.	Disclosure of Confidential Information.
(a)	Related to Seller.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
The Seller has disclosed, or will disclose to the Purchaser, on or before the Closing Date, all material processes, inventions, recipes, methods, formulas, plans, drawings, customer lists, secret information, recipes, and know-how (whether secret or not) known to them or in their possession and usable by the Seller in connection with or related to its business as now conducted or proposed to be conducted.
(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
Each person who is a Special Shareholder and/or Shareholder and who makes representations and warranties pursuant to Section 2.26. (b) of this Agreement does so only for himself/herself and not on behalf of any other person.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

The Special Shareholder and the Shareholder have fully disclosed, or will disclose to the Purchaser, on or before the Closing Date, all processes, inventions, recipes, methods, formulas, plans, drawings, customer lists, secret information, recipes, and know-how (whether secret or not) known to them or in their possession and usable by the Seller, the Special Shareholder, and/or the Shareholder in connection with or related to the Transferred Assets as now conducted or proposed to be conducted.
2.27.	Condition of Tangible Assets.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
All of the facilities of the Seller and its equipment and other tangible assets are in good condition and repair (ordinary wear and tear excepted) and workable, usable, and adequate for the uses to which they have been put by the Seller in the ordinary course of business, and none of such facilities and none of such equipment or other tangible assets (exclusive of obsolete items no longer used in the Seller’s business) is in need of other than routine maintenance or repair. The Seller has not received any notice of any violations of any Requirements of Law with respect to the Seller’s properties or operations that have not been cured.
2.28.	Reserved.
2.29.	Absence of Undisclosed Liabilities.
(a)	Related to Seller.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
The Seller does not have any material debt, liability, or obligation of any nature, whether known or unknown, or fixed, absolute, accrued, contingent, or otherwise, except those which:
(i)	are accrued or reserved against in the Financials or the Financial Statements; or,
(ii)	have been specifically disclosed in the Disclosure Schedule hereto by reference to the specific section of this Agreement to which such disclosure relates.
(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
Each person who is a Special Shareholder and/or Shareholder and who makes representations and warranties pursuant to Section 2.29. (b) of this Agreement does so only for himself/herself and not on behalf of any other individual.
To the knowledge of the Special Shareholder and the Shareholder, the Seller, the Special Shareholder (in connection with or related to the Transferred Assets), and the Shareholder (in connection with or related to the Transferred Assets) do not have any material debt, liability, or obligation of any nature, whether known or unknown, or fixed, absolute, accrued, contingent, or otherwise, except those which:
(i)	are accrued or reserved against in the Financials or the Financial Statements; or,
(ii)	have been specifically disclosed in the Disclosure Schedule hereto by reference to the specific section of this Agreement to which such disclosure relates.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

2.30.	Disclosure.
(a)	Related to the Seller.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☐	The representations and warranties of this section apply to the Shareholder.
No representation or warranty by the Seller in this Agreement or any of the other Acquisition Documents (including, without limitation, the Disclosure Schedule) contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to the Seller that materially adversely affects the business, assets, properties, or condition, financial or otherwise, of the Seller that has not been set forth in this Agreement or the Disclosure Schedule.
(b)	Related to Special Shareholder & Shareholder.
☐	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
Each person who is a Special Shareholder and/or Shareholder and who makes representations and warranties pursuant to Section 2.30. (b) of this Agreement does so only for himself/herself and not on behalf of any other person.
To the actual knowledge of the Special Shareholder and the Shareholder, no representation or warranty by the Seller, the Special Shareholder, or the Shareholder in this Agreement or any of the other Acquisition Documents (including, without limitation, the Disclosure Schedule) contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading. To the actual knowledge of the Special Shareholder and the Shareholder, there is no fact known to the Seller, the Special Shareholder, or the Shareholder that materially adversely affects, or that might in the future materially adversely affect, the operations, business, assets, properties, or condition, financial or otherwise, of the Seller or the Transferred Assets that has not been set forth in this Agreement or the Disclosure Schedule.
No representation or warranty by the Special Shareholder or the Shareholder in this Agreement or any of the other Acquisition Documents (including, without limitation, the Disclosure Schedule) contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to the Special Shareholder or the Shareholder that materially adversely affects, or that might in the future materially adversely affect, the operations, business, assets, properties, or condition, financial or otherwise, of the Seller or the Transferred Assets that has not been set forth in this Agreement or the Disclosure Schedule.
2.31.	Brokerage.
☒	The representations and warranties of this section apply to the Seller.
☒	The representations and warranties of this section apply to the Special Shareholder.
☒	The representations and warranties of this section apply to the Shareholder.
With the exception of the Seller’s arrangement with Waller Helms Advisors, (a) no broker or finder has acted directly or indirectly for the Seller, the Special Shareholder, the Shareholder, or any of their Affiliates (as applicable) in connection with this Agreement or the transactions contemplated hereby, and (b) no broker or finder is entitled to any brokerage or finder’s fee or other commission in respect thereof based in any way on the actions or statements of, or agreements, arrangements, or understandings made with the Seller, the Special Shareholder, the Shareholder, or any of their Affiliates.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
The Purchaser hereby represents and warrants to the Seller as set forth below:
3.1.	Corporate Organization, etc.
The Purchaser is on the date hereof, and will be on the Closing Date, a corporation duly organized, validly-existing and in good standing under the laws of the State of Ohio and is duly qualified to transact business as a corporation in the domiciliary state of the Seller and the State of Illinois.
3.2.	Authorization, etc.
The Purchaser has full corporate power and authority to enter into this Agreement and the other Acquisition Documents to which it is or will be a party, to perform its obligations hereunder and thereunder, and to carry out the transactions contemplated hereby and thereby. The Board of Directors of the Purchaser has taken, or will take before the Closing Date, all actions required by law, its Formation Documents, its Operating Documents, or otherwise to authorize (a) the execution and delivery of this Agreement and the other Acquisition Documents, and (b) the performance of its obligations hereunder and thereunder. This Agreement has been duly-executed and delivered by the Purchaser and, upon the execution and delivery of the remaining Acquisition Documents by a duly-authorized officer of the Purchaser, the remaining Acquisition Documents will have been duly-executed and delivered by the Purchaser, and this Agreement is, and such other Acquisition Documents will be, upon due execution and delivery thereof, the legal, valid, and binding obligations of the Purchaser, enforceable according to their terms (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws now or hereafter in effect relating to creditors’ rights, and (b) that the remedy of specific enforcement and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
3.3.	No Violation.
None of (a) the execution and delivery of this Agreement or any other Acquisition Document by the Purchaser, (b) the performance by the Purchaser of its obligations hereunder or thereunder, or (c) the consummation of the transactions contemplated hereby or thereby will:
(i)	violate any provision of the Formation Documents or Operating Documents of the Purchaser,
(ii)
violate, or be in conflict with, or permit the termination of, or constitute a default under or breach of, or cause the acceleration of the maturity of, any contract, debt, or other obligation of the Purchaser, which violation, conflict, default, breach, termination or acceleration, either individually or in the aggregate with all other such violations, conflicts, defaults, breaches, terminations and accelerations, would have a material adverse effect on the business, assets or financial condition of the Purchaser;

(iii)
except as set forth in Schedule 3.3. hereto, require the consent of any other party to, or result in the creation or imposition of any Lien upon any property or assets of the Purchaser under any agreement or commitment to which the Purchaser is a party or by which the Purchaser is bound; or,

(iv)	to the knowledge and belief of the Purchaser, violate any statute or law or any judgment, decree, order, regulation, or rule of any court or governmental authority to which the Purchaser is subject.
3.4.	Litigation.
There is no Action pending or, to the knowledge and belief of the Purchaser, threatened against the Purchaser, or any properties or rights of the Purchaser, that questions or challenges the validity of this Agreement or any of the other Acquisition Documents, nor any Action taken or to be taken by the Purchaser pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby and the Purchaser does not know of any such Action that may be asserted.
3.5.	Disclosure.
No representation or warranty by the Purchaser in this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein not misleading.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

3.6.	Brokerage.
Intentionally omitted.
3.7.	Solvency.
The Purchaser is not insolvent and will not be rendered insolvent as a result of the consummation of any of the transactions contemplated by this Agreement. For purposes hereof, the term “solvency” means that, as of the Closing Date: (a) the fair, salable value of the Purchaser’s assets is in excess of the total amount of its liabilities; and, (b) the Purchaser is able to pay its debts or obligations in the ordinary course as they mature.
3.8.	Availability of Funds; Performance of Obligations.
The Purchaser has the ability to obtain funds in cash in amounts equal to the Purchase Price payable to the Seller under Section 1.4. of this Agreement by means of credit facilities or otherwise. Specifically, the Purchaser will, at the Closing, have immediately-available funds in cash which are sufficient to pay the cash Purchase Price and other payments due at Closing payable to the Seller under Section 1.4. (b) of this Agreement.
The Purchaser has the ability to perform and discharge all of its obligations under this Agreement.
ARTICLE IV

OBLIGATIONS OF THE PARTIES
The Seller, the Special Shareholder, and the Shareholder hereby covenant and agree with the Purchaser and the Purchaser hereby covenants and agrees with the Seller, the Special Shareholder, and the Shareholder that:
4.1.	Reasonable Access.
Prior to the Closing Date, the Seller, the Special Shareholder, and the Shareholder shall or shall cause the Seller, the Special Shareholder, and the Shareholder to afford the Purchaser and its counsel, accountants, and other authorized representatives reasonable access during normal business hours to its plants, properties, books and records that the Purchaser and its advisors may have the opportunity to make such reasonable investigations as they shall desire to make of the affairs of the Seller, the Special Shareholder, and the Shareholder. The Seller, the Special Shareholder, and the Shareholder shall furnish to the Purchaser any additional financial and operating data and other information as the Purchaser and its counsel, accountants, and other authorized representatives shall from time to time reasonably request.
4.2.	Conduct Before Closing Date.
Before the Closing Date, except as otherwise contemplated by this Agreement or as permitted by the prior written consent of the Purchaser, but without making any commitment on the Purchaser’s behalf, the Seller, the Special Shareholder (in connection with or related to the Transferred Assets), and the Shareholder (in connection with or related to the Transferred Assets) shall:
(a)	conduct their business and operations only in the ordinary course, consistent with past practice;
(b)	maintain all of their properties and assets in good condition, working order, and repair (except for ordinary wear and tear);
(c)	perform their obligations under all agreements binding upon them and maintain all of their Licenses in good standing;
(d)	continue in effect the TA Policies (or similar coverage) referred to in Section 2.15. of this Agreement;
(e)	keep available the services of its current officers and employees;
(f)	use their commercially reasonable efforts to maintain and preserve the good will of the suppliers, customers, and others having business relations with them;
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(g)	before the Closing Date, consult with the Purchaser from time to time with respect to any actual or proposed material conduct of their business; and
(h)	continue all capital expenditure programs in progress before the Closing Date, if any.
4.3.	Prohibited Transactions Before Closing Date.
Before the Closing Date, except as otherwise contemplated by this Agreement or permitted by the prior written consent of the Purchaser, the Seller the Special Shareholder (in connection with or related to the Transferred Assets), and the Shareholder (in connection with or related to the Transferred Assets) shall not:
(a)	become a party to any agreement which, if it had existed on the date hereof, would have come within the scope of the Disclosure Schedule pursuant to Section 2.16. of this Agreement;
(b)	do any of the things listed in Section 2.10. of this Agreement;
(c)	enter into any compromise or settlement of any litigation, proceeding or governmental investigation relating to its properties or business; or
(d)
directly or indirectly, in any way, contact, initiate, enter into, or conduct any discussions or negotiations, or enter into any agreements, whether written or oral, with any person or entity with respect to the sale of any of the Seller’s assets or shares of capital stock, the Special Shareholder’s assets or shares of capital stock (to the extent that said assets or shares of capital stock constitute part of the Transferred Assets), and/or the Shareholder’s assets or shares of capital stock (to the extent said assets or shares of capital stock constitute part of the Transferred Assets), or a merger or consolidation of the Seller, the Special Shareholder, or the Shareholder with any other entity, or a sale of any of the other Transferred Assets.

4.4.	Further Assurances.
Before and after the Closing, each Party hereto shall execute and deliver such instruments and take such other actions as any other Party may reasonably request for the purpose of carrying out the intent of this Agreement and the other Acquisition Documents. Each Party hereto shall use its commercially reasonable efforts to cause the transactions contemplated by this Agreement and the other Acquisition Documents to be consummated, and, without limiting the generality of the foregoing, to obtain all consents and authorizations of government agencies and third parties and to make all filings with and give all notices to government agencies and third parties that may be necessary or reasonably required to effect the transactions contemplated by this Agreement and the other Acquisition Documents. The Seller, the Special Shareholder, and the Shareholder shall give prompt notice to the Purchaser, after receipt thereof by the Seller, the Special Shareholder, or the Shareholder of:
(a)
any notice of, or other communication relating to, any default or event that, with notice or lapse of time or both, would become a default under any indenture, instrument, or agreement material to the Seller, the Special Shareholder, and/or the Shareholder to which the Seller, the Special Shareholder, and/or the Shareholder is a party or by which the Seller, the Special Shareholder, and/or the Shareholder is bound; and,

(b)
any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement and the other Acquisition Documents. Each corporate party shall deliver to the other appropriate, written evidence of the approval of this Agreement, the other Acquisition Documents, and the transactions contemplated hereby and thereby by the Seller, in accordance with its Formation Documents and Operating Documents.

4.5.	Seller, Special Shareholder & Shareholder Confidentiality.
Before and after the Closing, and even if the Closing does not occur, the Seller, the Special Shareholder, and the Shareholder shall, and shall cause their officers, accountants, counsel, and other authorized representatives and affiliated parties, to hold in strict confidence and not use or disclose to any third party without the prior written consent of the Purchaser, all information obtained from the Purchaser in connection with the transactions contemplated hereby, except such information may be used or disclosed:
(a)	when required by any regulatory authorities or governmental agencies;
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(b)	if required by court order or decree or applicable law;
(c)	if it is publicly-available other than as a result of a breach of this Agreement or any other confidentiality agreement entered into with respect to any information of the Purchaser;
(d)	if it is otherwise contemplated herein; or,
(e)	with the express, written permission of the Purchaser.
4.6.	Purchaser Confidentiality.
Before the Closing, the Purchaser shall, and shall cause its officers, accountants, counsel, and other authorized representatives and affiliated parties, to hold in strict confidence and not use or disclose to any third party without the prior written consent of the Seller, the Special Shareholder, and/or the Shareholder (as applicable), all information obtained from the Seller, the Special Shareholder, and/or the Shareholder in connection with the transactions contemplated hereby, except such information may be used or disclosed:
(a)	when required by any regulatory authorities or governmental agencies;
(b)	if required by court order or decree or applicable law;
(c)	if it is publicly-available other than as a result of a breach of this Agreement or any other confidentiality agreement entered into with respect to any information of the Seller;
(d)	if it is otherwise contemplated herein; or,
(e)	with the express, written permission of the Seller, the Special Shareholder, and/or the Shareholder (as applicable).
4.7	Assumption of the Leasehold Interest.
Purchaser shall assume the rights, duties, and obligations of Seller under the Leasehold Interest as of the Closing Date.
4.8	Closing Statement.
The Seller and the Purchaser shall deliver a mutually agreeable closing statement prior to Closing.
ARTICLE V

CONDITIONS TO PURCHASER’S OBLIGATIONS
The obligation of the Purchaser under this Agreement to consummate the Closing on the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:
5.1.	Representations and Warranties True.
The representations and warranties of the Seller, the Special Shareholder, and the Shareholder contained Article 2 herein (including, without limitation, all schedules and exhibits hereto) shall be true and accurate in all material respects as of the Closing Date, except for changes permitted or contemplated by this Agreement.
5.2.	No Material Changes.
(a)
No portion of the assets material to the operation of the business of the Seller, the Special Shareholder (in connection with or related to the Transferred Assets), or the Shareholder (in connection with or related to the Transferred Assets) shall, after the date of this Agreement, and before the Closing Date, be damaged, destroyed, or taken by condemnation, whether or not covered by any insurance policy of the Seller, the Special Shareholder, and/or the Shareholder (including, but not limited to, a TA Policy).

(b)	After the date of this Agreement, and before the Closing Date, the Seller, the Special Shareholder (in
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

connection with or related to the Transferred Assets), and the Shareholder (in connection with or related to the Transferred Assets) shall not have suffered or become bound by changes of any kind or nature that either individually or in the aggregate have a material adverse effect on their ability to continue their business operations.
(c)
No material adverse change in the business, assets, or financial condition of the Seller, the Special Shareholder (in connection with or related to the Transferred Assets), and the Shareholder (in connection with or related to the Transferred Assets) shall have occurred after the date of this Agreement and be continuing.

5.3.	Performance.
The Seller, the Special Shareholder, and the Shareholder shall have performed and complied in all material respects with all agreements, obligations, and conditions required by this Agreement or the other Acquisition Documents to be performed or complied with by them on or before the Closing Date.
5.4.	Consents.
All filings with and consents from government agencies and third parties required to consummate the transactions contemplated hereby and by the other Acquisition Documents shall have been made or obtained (including without limitation the consents of the lessors under the leases referred to in Section 2.6. hereof), except to the extent that making any such filing or obtaining any such consent has been waived in writing by the Purchaser or the failure to obtain any such consent or make any such filing would not have a material adverse effect on the assets, properties, operations, business, or condition, financial or otherwise, of the Seller, the Special Shareholder (in connection with or related to the Transferred Assets), and/or the Shareholder (in connection with or related to the Transferred Assets) or the transactions contemplated hereby or by the other Acquisition Documents.
5.5.	Closing Documents.
The Seller, the Special Shareholder, and the Shareholder shall have delivered, or caused to be delivered to the Purchaser, the documents and instruments described below:
(a)	A statement by the Seller, the Special Shareholder, and the Shareholder that:
(i)	The Seller is a corporation, limited liability company, or limited liability partnership validly existing and in good standing under the laws of its state of incorporation;
(ii)
The execution, delivery, and performance of this Agreement, the other Acquisition Documents to which the Seller, the Special Shareholder, and/or the Shareholder are a party, and the other instruments or documents required to be executed by the Seller, the Special Shareholder, and/or the Shareholder in connection herewith and therewith have been authorized by all necessary corporate and other actions of the Seller, the Special Shareholder (if applicable), and the Shareholder (if applicable) and have been duly executed and delivered by the Seller, the Special Shareholder (if applicable), and the Shareholder (if applicable) and constitute legal, valid, and binding obligations of the Seller, the Special Shareholder (if applicable), and the Shareholder (if applicable) enforceable in accordance with their terms, to the extent the Purchaser should be able to realize the practical benefits thereof, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting the enforcement of creditor’s rights and except as the availability of suitable remedies may be subject to judicial discretion;

(iii)
The consummation of the transactions contemplated by this Agreement, the other Acquisition Documents to which the Seller, the Special Shareholder, and the Shareholder are parties, and all other instruments or documents required to be executed by the Seller, the Special Shareholder, and/or the Shareholder in connection herewith and therewith will not violate or result in a breach of or constitute a default under the Formation Documents, Operating Documents, or other organizational agreements of the Seller, the Special Shareholder (if applicable), and/or the Shareholder (if applicable); and,

Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(iv)
Except for such actions and proceedings as are disclosed to the Purchaser in writing, the Seller, the Special Shareholder, and the Shareholder do not know of any limitation, governmental investigation, actions, or lawsuits, pending or threatened, against or relating to the transactions contemplated by this Agreement or any other Acquisition Document to which the Seller, the Special Shareholder, or the Shareholder is a party.

(b)
Certified copies of the resolutions adopted by the Seller, the Special Shareholder (as applicable), and the Shareholder (as applicable), or by appropriate committees thereof, and their shareholders or members, as the case may be, and as may be required under applicable law, authorizing this Agreement, the other Acquisition Documents, and the transactions contemplated hereby and thereby.

(c)	Certificate from the Secretary of State of Delaware, dated no earlier than January 1, 2023, respecting the good standing of the Seller.
(d)	The Operating Documents of the Seller, certified as of the Closing Date by a secretary or assistant secretary of the Seller.
(e)	Such other documents, instruments, or certificates as shall be reasonably requested by the Purchaser or its counsel.
5.6.	Reserved.
5.7.	Certificates of the Seller, the Special Shareholder & the Shareholder.
The Seller, the Special Shareholder (if applicable), and the Shareholder (if applicable) shall have furnished such certificates of its officers and others as may reasonably be required by the Purchaser to evidence compliance with the conditions set forth in this Article V.
5.8.	Tradename Assignment.
The Purchaser and the Seller shall have entered into an Assignment of the Seller’s Trade Name substantially in the form attached hereto as an exhibit styled “Trade Name Assignments.”
5.9.	Reserved.
5.10.	Employment Agreements
The Purchaser shall have received a signed employment agreement from Kyle Nieman and signed offer letters from all of the Seller’s other employees who are slated to become employees of the Purchaser or its Affiliates.
ARTICLE VI

CONDITIONS TO SELLER’S, SPECIAL SHAREHOLDER’S & SHAREHOLDER’S OBLIGATIONS
The obligation of the Seller under this Agreement to consummate the Closing on the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions.
6.1.	Representations and Warranties True.
The representations and warranties of the Purchaser contained herein, in the other Acquisition Documents (including, without limitation, all schedules and exhibits hereto and thereto), and in all certificates and documents delivered by the Purchaser, shall be true and accurate in all material respects as of the Closing Date, except for changes permitted or contemplated by this Agreement.
6.2.	Performance.
The Purchaser shall have performed and complied in all material respects with all agreements, obligations, and conditions required by this Agreement or the other Acquisition Documents to be performed or complied with by it on or before the Closing Date.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

6.3.	Consents.
(a)
All filings with and consents from government agencies required to consummate the transactions contemplated hereby shall have been made or obtained unless the failure to obtain any such consent or make any such filing would not have an adverse effect on the assets, properties, operations, business or conditions, financial or otherwise, of the Seller, the Special Shareholder, or the Shareholder or the transactions contemplated hereby or by any other Acquisition Document.

(b)	Seller shall have received the AmerInst Shareholder Approval.
(c)
Seller shall have received consent from the lessor to the assignment and assumption by the Purchaser of the Seller’s rights, duties, and obligations under the Leasehold Interest pursuant to Section 4.7 of this Agreement.

6.4.	Certificates.
The Purchaser shall have furnished such certificates of its officers to evidence compliance with the conditions set forth in this Article VI as may be reasonably requested by the Seller.
6.5.	Closing Documents.
The Purchaser shall have delivered or caused to be delivered to the Seller, the Special Shareholder, and the Shareholder the documents and instruments described below.
(a)	The cash payment(s) as provided in Section 1.4. (b).
(b)	A statement by the Purchaser that:
(i)	The Purchaser is a corporation validly existing and in good standing under the laws of its state of incorporation;
(ii)
The execution, delivery, and performance of this Agreement, the other Acquisition Documents to which the Purchaser is a party, and the other instruments or documents required to be executed by the Purchaser in connection herewith and therewith have been authorized by all necessary corporate and other actions of the Purchaser and have been duly executed and delivered by the Purchaser and constitute legal, valid, and binding obligations of the Purchaser, enforceable in accordance with their terms, to the extent the Seller, the Special Shareholder, and the Shareholder should be able to realize the practical benefits thereof, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting the enforcement of creditor’s rights and except as the availability of suitable remedies may be subject to judicial discretion;

(iii)
The consummation of the transactions contemplated by this Agreement, the other Acquisition Documents to which the Purchaser is a party, and all other instruments or documents required to be executed by the Purchaser in connection herewith and therewith will not violate or result in a breach of or constitute a default under the Formation Documents, Operating Documents, or other organizational agreements of the Purchaser; and,

(iv)
Except for such actions and proceedings as are disclosed to the Seller, the Special Shareholder, and the Shareholder in writing, the Purchaser does not know of any limitation, governmental investigation, actions, or lawsuits, pending or threatened, against or relating to the transactions contemplated by this Agreement or any other Acquisition Document to which Purchaser is a party.

(c)
Certified copies of the resolutions adopted by the Purchaser, or by appropriate committees thereof, and its shareholders or members, as the case may be, and as may be required under applicable law, authorizing this Agreement, the other Acquisition Documents, and the transactions contemplated hereby and thereby.

(d)	Such other documents, instruments, or certificates as shall be reasonably requested by Seller, the Special Shareholder, and/or the Shareholder or its counsel and necessary to the closing.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

ARTICLE VII

CLOSING; CLOSING DATE
7.1.	Closing.
The closing of this Agreement (the “Closing”) will be held at 10:00 a.m. at the offices of the Purchaser’s counsel or electronically with the Parties’ written consent, but the Closing may occur at such other place as the Parties may mutually agree upon in writing. The Closing will occur on a mutually agreeable date upon obtaining the required AmerInst Shareholder Approval (the “Closing Date”), at which Closing the documents and instruments referred to in Articles V and VI hereof will be delivered by the Parties. The Parties currently anticipate that the Closing Date will be on or about July 1, 2023,
ARTICLE VIII

CERTAIN POST-CLOSING COVENANTS
8.1.	Access.
Subsequent to the Closing Date, the Purchaser shall, at the Seller’s expense, permit the Seller and Seller’s Affiliates, from time to time, to inspect and copy such books of account and other records of the Seller, including data and files in the software QuickBooks (including books of original entry and general ledgers), and to utilize the services of the Purchaser’s employees, all as may be necessary or convenient to enable the Seller or the Seller’s Affiliates to (a) prepare and file tax returns, (b) respond to and comply with any audit, and (c) wind up and liquidate. Until the eleventh (11th) anniversary of the Closing Date, the Purchaser shall not, without the prior written consent of the Seller or its successors in interest, destroy or dispose of any such records. Notwithstanding any of the foregoing, no covenant contained in Section 8.1. of this Agreement on the part of the Purchaser is intended to, and nothing herein shall be construed to, benefit or confer any rights upon any person, entity, firm, or corporation other than the Seller or its Affiliates.
Subsequent to the Closing Date, the Purchaser shall, at the Special Shareholder’s and/or the Shareholder’s expense, permit the Special Shareholder and/or the Shareholder, from time to time, to inspect and copy such books of account and other records of the Special Shareholder and the Shareholder and to utilize the services of the Purchaser’s employees, all as may be necessary or convenient to enable the Special Shareholder and/or the Shareholder to prepare and file tax returns. Until the seventh (7th) anniversary of the Closing Date, the Purchaser shall not, without the prior written consent of the Special Shareholder and/or the Shareholder or their successors in interest, destroy or dispose of any such records (as applicable). Notwithstanding any of the foregoing, no covenant contained in Section 8.1. of this Agreement on the part of the Purchaser is intended to, and nothing herein shall be construed to, benefit or confer any rights upon any person, entity, firm, or corporation other than the Special Shareholder and/or the Shareholder.
8.2.	Use of Trade Name.
Commencing on the Closing Date, the Seller shall, and shall cause all of its Affiliates, to cease using the Seller’s Trade Name or any similar name as a company name, trademark, or in any other manner, except to (a) prepare and file tax returns, (b) respond to and comply with any audit, and (c) wind up and liquidate.
8.3.	Reserved.
8.4.	Payment of Taxes & Fees Due Governmental Entities.
Prior to any applicable due dates, the Seller shall pay all taxes and fees due governmental entities accrued prior to the Closing Date relating to the operation of the Seller prior to the Closing Date. Prior to any applicable due dates, the Special Shareholder and the Shareholder shall pay all taxes and fees due governmental entities accrued prior to the Closing Date relating to the operation of the Transferred Assets prior to the Closing Date (as applicable), except to the extent that such taxes and fees are paid by the Seller.
8.5.	Non-Competition, Non-Solicitation, Non-Interference, Non-Enticement; Non-Piracy, Non-Utilization & Non-Disclosure of Trade Secrets.
(a)
The Purchaser, the Seller, the Special Shareholder, and the Shareholder agree that the Purchase Price was fixed on the basis that the transfer of the Transferred Assets to the Purchaser would provide the

Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

Purchaser with the full benefit and good will of the Seller, the Special Shareholder (to the extent of its ownership interest in the Transferred Assets), and the Shareholder (to the extent of its ownership interest in the Transferred Assets) as it existed on the Closing Date. The Seller, the Special Shareholder, and the Shareholder acknowledge that it is proper for the Purchaser to have assurance that the value of the Transferred Assets will not be diminished by acts of the Seller, the Special Shareholder, or the Shareholder after the Closing Date. Accordingly, the Seller, the Special Shareholder, and the Shareholder covenant and agree that:
(i)	Non-Competition - Transferred Assets.
Commencing on the Closing Date and, until the earlier of (a) Seller’s corporate dissolution, or (b) the third anniversary of the Closing Date, the Seller, the Special Shareholder, and/or the Shareholder shall not directly or indirectly compete with the Purchaser or its Affiliates with regards the Transferred Assets.
(ii)	Non-Competition - Restricted Business.
Commencing on the date on which any Special Shareholder’s or Shareholder’s employment by Purchaser is terminated, regardless of the reason therefore, and for three (3) years thereafter, said Special Shareholder or Shareholder shall not directly or indirectly compete with the Purchaser or its Affiliates with regards the Restricted Business.
When interpreting whether or not this Section 8.5. (a) (ii) has been breached by a Special Shareholder or a Shareholder, a court or panel of arbitrators shall give weight to whether a Special Shareholder or a Shareholder actively pursued a Policy or customer and whether or not a Special Shareholder or a Shareholder acted in bad faith.
(iii)	Non-Solicitation, Non-Interference & Non-Enticement - Transferred Assets.
Commencing on the Closing Date and until the earlier of (a) Seller’s corporate dissolution, or (b) the third anniversary of the Closing Date, the Seller, the Special Shareholder, and/or the Shareholder shall not directly or indirectly solicit, interfere with, or endeavor to entice away the Transferred Assets from the Purchaser or its Affiliates.
(iv)	Non-Solicitation, Non-Interference & Non-Enticement - Restricted Business.
Commencing on the date on which any Special Shareholder’s or Shareholder’s employment by Purchaser is terminated, regardless of the reason therefore, and for three (3) years thereafter, said Special Shareholder or Shareholder shall not directly or indirectly solicit, interfere with, or endeavor to entice away the Restricted Business from the Purchaser or its Affiliates.
(v)	Non-Solicitation of Employees and/or Independent Contractors.
Commencing on the date on which any Special Shareholder’s or Shareholder’s employment by Purchaser is terminated, regardless of the reason therefore, and for three (3) years thereafter, said Special Shareholder or Shareholder shall not directly or indirectly solicit the employment of any current or former employee of or independent contractor who supplied or supplies services to the Seller, the Special Shareholder (in connection with or related to the Transferred Assets), the Shareholder (in connection with or related to the Transferred Assets), the Purchaser, or the Purchaser’s Affiliates.
(vi)	Non-Utilization & Non-Disclosure of Trade Secrets.
(A)	Reserved.
(B)	Non-Utilization.
Commencing on the Closing Date and forever thereafter, the Seller, the Special Shareholder, and/or the Shareholder shall never directly or indirectly utilize the Trade Secrets or the Confidential Information of the Seller, the Seller’s Affiliates, the Purchaser, or the Purchaser’s Affiliates for any purpose (including, but not limited to, for the purpose of
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

directly or indirectly competing against the Seller, the Seller’s Affiliates, the Purchaser, or the Purchaser’s Affiliates, except in connection with the winding up and liquidation of the Seller subsequent to Closing or as otherwise authorized by this Agreement.
(C)	Non-Disclosure.
Commencing on the Closing Date and forever thereafter, the Seller, the Special Shareholder, and/or the Shareholder shall never disclose the Trade Secrets or the Confidential Information of the Seller, the Seller’s Affiliates, the Purchaser, or the Purchaser’s Affiliates to any third party for any purpose (including, but not limited to, for the purpose of directly or indirectly competing against the Seller, the Seller’s Affiliates, the Purchaser, or the Purchaser’s Affiliates), except in connection with the winding up and liquidation of the Seller or the Seller’s Affiliates subsequent to Closing or as otherwise authorized by this Agreement.
(b)	Breach & Threatened Breach.
(i)	Equitable Relief.
If the Seller, the Special Shareholder, or the Shareholder commits a breach, or threatens to commit a breach, of any of the provisions of this Section 8.5., the Purchaser shall have the right and remedy, in addition to any others, to have the provisions of this Section 8.5. specifically-enforced by any court having equity jurisdiction, together with an accounting therefore, it being acknowledged and understood by the Seller, the Special Shareholder, and the Shareholder(s) that any such breach or threatened breach will cause irreparable injury to the Purchaser and that money damages will not provide an adequate remedy therefore.
(ii)	Damages & Costs.
If the Seller or the Special Shareholder commits a breach of any of the provisions of this Section 8.5., the Purchaser shall be entitled to receive an amount from the Seller and/or the Special Shareholder for such breach equivalent to all costs that the Purchaser expends to enforce the Purchaser’s rights under Section 8.5. of this Agreement, whether in contemplation of or following said breach, including, but not limited to, court costs and attorney costs, as well as interest upon all costs.
If a person who is a Shareholder commits a breach of any of the provisions of this Section 8.5. (the “Offending Shareholder”), the Purchaser shall be entitled to receive an amount from the Seller, the Special Shareholder, and/or the Offending Shareholder for such breach each equivalent to all costs that the Purchaser has expended to enforce the Purchaser’s rights under this Section 8.5., whether in contemplation of or following said breach, including, but not limited to, court costs and attorney costs, as well as interest upon all costs.
The award of damages under this Section 8.5. does not limit the Purchaser’s rights to equitable relief under this Agreement.
(iii)	Forfeit of Future Payments Due Under Section 1.4. of this Agreement.
After Closing, if the Seller, the Special Shareholder, or the Shareholder commits a material breach of any of the provisions of this Section 8.5, the Seller, the Special Shareholder, and the Shareholder (as applicable) forfeit their rights to any future payments under Section 1.4. of this Agreement or any other agreement between the Purchaser, the Seller, the Special Shareholder, and/or the Shareholder to the extent of the Seller’s breach, the Special Shareholder’s breach, and/or the Shareholder’s breach, which shall be determined by a court of competent jurisdiction. Upon belief that the Seller, the Special Shareholder, and/or the Shareholder have committed or threatened a breach of any of the provisions of this Section 8.5., the Purchaser shall deposit into an escrow fund with a court of competent jurisdiction any remaining payments due the Seller, the Special Shareholder, and/or the Shareholder under this Agreement, when such remaining payments become due, pending a determination of damages.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

Once an Offending Shareholder commits a material breach of any of the provisions of this Section 8.5, that Offending Shareholder shall forfeit its rights to any future provisions/payments under Section 1.4. of this Agreement or any other agreement between the Purchaser, the Seller, the Special Shareholder, and/or the Shareholder.
(c)	Conflicts Between This Agreement & Employment Agreements.
To the extent that there is (i) a conflict between Section 8.5. of this Agreement and any employment agreement between the Purchaser, the Special Shareholder, and/or the Shareholder, and (ii) the terms of Section 8.5. of this Agreement are more restrictive than the terms of any such employment agreement, then the terms of Section 8.5. of this Agreement void and supersede the terms of any such employment agreement.
ARTICLE IX

INDEMNIFICATION
9.1.	Survival.
The representations and warranties of the Parties contained herein or in any certificate or other document delivered pursuant hereto or in connection herewith shall survive for three (3) months after the Closing Date (the “End Date”). No action for indemnification pursuant to Sections 9.2 or 9.3 of this Agreement may be brought before the Closing occurs or after the End Date, provided, however, that, if before the End Date, one Party hereto has notified the other Party hereto of a claim for indemnity hereunder (whether or not formal legal action shall have been commenced based upon such claim), such claim shall continue to be subject to indemnification in accordance herewith.
9.2.	Indemnification by the Seller, Special Shareholder & Shareholder.
(a)	Related to the Seller & Special Shareholder.
The Seller, the Special Shareholder, and their successors and assigns shall indemnify and hold the Purchaser and its successors and permitted assigns harmless in respect of any and all claims, losses, damages, liabilities, and expenses (including, without limitation, settlement costs and legal, accounting, and other expenses in connection therewith) (collectively, “Damages”) incurred by the Purchaser and its successors and assigns in connection with each and all of the following:
(i)
Any claim by any person or other entity for any broker’s or finder’s fee or similar fee charged for commission that arises from any action, statement, or commitment made by the Seller, the Special Shareholder (in connection with or related to the Transferred Assets), the Shareholder (in connection with or related to the Transferred Assets), and/or any of their agents or Affiliates (in connection with or related to the Transferred Assets).

(ii)
Any breach or other failure to perform any covenant, agreement, or obligation of the Seller, the Special Shareholder, or the Shareholder contained in this Agreement, or any other Acquisition Document or any other instrument, including all certificates, contemplated hereby or thereby, but only to the extent that the Damages arising in connection with all such breaches and any breaches of any representation or warranties of the Seller, the Special Shareholder, and/or the Shareholder contained in this Agreement, any other Acquisition Documents, or other instruments, including all certificates, contemplated hereby or thereby exceed $25,000 (Twenty-Five Thousand U.S. Dollars) in the aggregate.

(iii)
Any breach of any representation or warranty (as of the date such representation or warranty was made) by the Seller, the Special Shareholder, or the Shareholder contained in Article 2 of this Agreement, any other Acquisition Document, or any other instrument, including all certificates, contemplated hereby or thereby, but only to the extent that the Damages arising in connection with all such breaches and any breaches or failures to perform any covenants, agreements, or obligations of the Seller, the Special Shareholder, and/or the Shareholder contained in this Agreement, any other Acquisition Documents, or other instruments, including all certificates, contemplated hereby or thereby exceed $25,000 (Twenty-Five Thousand U.S. Dollars) in the aggregate.

Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(iv)	Intentionally-omitted.
(v)
Any damages with respect to taxes based on or arising from the income, assets, capital, operations, or activities, at any time, of the Seller, the Special Shareholder (in connection with or related to the Transferred Assets), the Shareholder (in connection with or related to the Transferred Assets), and/or any of their Affiliates.

(vi)	Intentionally-omitted.
(vii)
Any damages (including, without limitation, costs of response, removal, remediation, investigation, corrective action, property damage, personal injury, economic loss, damage to natural resources, health assessments and health studies, settlement, interest accruing on recoverable amounts, penalties, and attorneys’ fees) accruing to the Purchaser from the Seller, the Special Shareholder, and/or the Shareholder, the business assets of the Seller being purchased by the Purchaser from the Seller, the business assets of the Special Shareholder being purchased by the Purchaser from the Special Shareholder, the business assets of the Shareholder being purchased by the Purchaser from the Shareholder, the operations of the Seller’s business, the operations of the Special Shareholder’s business (in connection with or related to the Transferred Assets), and/or the operations of the Shareholder’s business (in connection with or related to the Transferred Assets) on or the before the Closing Date, including, but not limited to, (i) remedial work, monitoring, removal or other costs and expenses associated with environmental law violations by the Seller, the Special Shareholder, and/or the Shareholder with respect to any Hazardous Substances required by any environmental Requirements of Law, (ii) injury, disease, or death of any person (including any employee, former employee, agent, or representative of any subcontractor of the Seller, the Special Shareholder, and/or the Shareholder) arising out of any environmental law violations by the Seller, the Special Shareholder, and/or the Shareholder, or (iii) any damage to any property arising out of any environmental law violations by the Seller, the Special Shareholder, and/or the Shareholder.

(viii)
 Any liability to employees or to third parties for personal injury, death, or damage to property arising out of or occurring in connection with products sold or services rendered by the Seller, the Special Shareholder (in connection with or related to the Transferred Assets), and/or the Shareholder (in connection with or related to the Transferred Assets~~)~~ on or before the Closing Date in excess of, not covered by, and not deductible from the Insurance Policies; and,

(ix)
claims made by former or current employees of the Seller, the Special Shareholder, and/or the Shareholder alleging the occurrence of, or arising out of, an allegation relating to any breach of any fiduciary obligation before the Closing Date under any employee benefit plan listed on Schedule 2.18. hereto;

Provided, however, that notwithstanding anything to the contrary contained in this Article IX, the Seller and the Special Shareholder shall be under no liability to indemnify the Purchaser under this Section 9.2. (a) unless notice thereof shall have been given by or on behalf of the Purchaser to the Seller and/or the Special Shareholder in the manner described in Section 9.4. of this Agreement; and, provided that the Seller and/or the Special Shareholder shall not have to indemnify the Purchaser to the extent that Damages are recovered by the Purchaser under a Policy.
(b)	Intentionally omitted.
9.3.	Indemnification by the Purchaser.
The Purchaser and its successors and assigns shall indemnify the Seller, the Special Shareholder, and/or the Shareholder, and their successors and assigns in respect of any and all Damages incurred by the Seller, the Special Shareholder, and/or the Shareholder and their successors and assigns in connection with each and all of the following.
(a)
The claim by any person for any broker’s or finder’s fee or similar fee charged for commission that arises from any actions, statements, or commitments made by the Purchaser or its agents or Affiliates.

(b)	Any breach or other failure to perform any covenant, agreement, or obligation of the Purchaser contained in this Agreement or any other Acquisition Document, including all certificates
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

contemplated hereby or thereby, but only to the extent that the Damages arising in connection with all such breaches and any breaches of any representation or warranties of the Purchaser contained in this Agreement or any other Acquisition Documents, including all certificates contemplated hereby or thereby (other than the Purchaser’s obligations under Section 1.4 of this Agreement), exceed $25,000 (Twenty-Five Thousand U.S. Dollars) in the aggregate.
(c)
Any breach of any representation or warranty by the Purchaser contained in this Agreement or any other Acquisition Document, including all certificates contemplated hereby or thereby, but only to the extent that the Damages arising in connection with all such breaches and any breaches or failures of the Purchaser to perform any covenant, agreement, or obligation of the Purchaser contained in this Agreement or any other Acquisition Document, including all certificates contemplated hereby or thereby (other than the Purchaser’s obligations under Section 1.4. of this Agreement), exceed $25,000 (Twenty-Five Thousand U.S. Dollars) in the aggregate.

9.4.	Notice and Defense of Claim.
Whenever any claim shall arise for indemnification hereunder, the Party entitled to indemnification (the “Indemnified Party”) shall provide written notice to the Party from whom indemnification is sought (the “Indemnifying Party”) as soon as practicable after becoming aware of the right to indemnification and, as expeditiously as possible thereafter, the facts constituting the basis for such claim.
In connection with any claim giving rise to indemnity hereunder, resulting from or arising out of any claim or legal proceeding by a person who is not a Party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such claim or legal proceeding with counsel satisfactory to the Indemnified Party, which permission shall not be unreasonably withheld. The Indemnified Party shall be entitled to participate in the defense of any such action, with its counsel, and at its own expense. If the Indemnifying Party does not assume the defense of any such claim or litigation resulting therefrom, the Indemnified Party may, but shall not be obligated to, defend against such claim or litigation in such manner as it may deem appropriate, including, but not limited to, settling such claim or litigation, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate, and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any Damages resulting therefrom.
9.5	Certain Limitations.
The indemnification provided for in Section 9.2 and Section 9.3 shall be subject to the following limitations:
(a)	The aggregate amount of all Damages for which the Seller shall be liable for indemnification under Section 9.2 shall not exceed $150,000 (the “Cap”).
(b)	The aggregate amount of all Losses for which Purchaser shall be liable pursuant to Section 9.3 shall not exceed the Cap.
(c)	Any party that becomes aware of Damages for which it seeks indemnification shall use commercially reasonable efforts to mitigate such Damages.
ARTICLE X

TERMINATION
10.1.	Termination.
This Agreement may be terminated at any time before the Closing Date:
(a)	by written mutual consent of the Purchaser and the Seller;
(b)
by either the Purchaser or the Seller if the Closing has not occurred on or before September 30, 2023, provided that this provision shall not be available to the Party who fails or refuses to consummate the transactions contemplated herein or to take any other action referred to herein as necessary to consummate the transactions contemplated hereby in breach of such Party’s obligations contained herein; and,

Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(c)
by either the Purchaser or the Seller if there has been a material breach on the part of the other Party in any material representation, warranty, or covenant set forth in this Agreement that is not cured within ten (10) business days after such other Party has been notified of the intent to terminate this Agreement pursuant to this Section 10.1 (c).

10.2	Effect of Termination.
In the event of termination of this Agreement as expressly permitted under Section 10.1. of this Agreement, this Agreement shall forthwith become void, except for Sections 4.5., 4.6., 10.2., and Article XI. of this Agreement) and there shall be no liability on the part of either the Seller, the Special Shareholder, the Shareholder, the Purchaser, their Representatives, or their Affiliates; provided, however, if such termination occurs pursuant to Section 10.1 (c) and resulted from the willful misrepresentation or willful breach by a Party of the covenants of such Party contained in this Agreement, such Party shall be fully liable for any and all Damages sustained or incurred as a result of such breach. In the event of termination hereunder before the Closing, each Party shall return promptly to the other Party all documents, work papers, and other material of the other Party furnished or made available to such Party or its Representatives and all copies thereof.
ARTICLE XI

OTHER AGREEMENTS
11.1.	Amendment and Modification; Waiver of Compliance.
Subject to the applicable law, this Agreement may be amended, modified, and supplemented only by written agreement signed by the Purchaser and the Seller. If such an amendment, modification, or supplement results in additional obligations for the Special Shareholder or the Shareholder, then such documents require a written agreement signed by the Purchaser, the Seller, the Special Shareholder, and/or the Shareholder (as applicable).
Any failure by any Party to this Agreement to comply with any obligation, covenant, agreement, or condition contained herein may be expressly waived in writing by the other Parties hereto, but such waiver or failure to insist upon strict compliance shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.
Whenever this Agreement requires or permits consent by or on behalf of any Party hereto, such consent shall be given in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 11.1.
11.2.	Fees and Expenses.
Except as otherwise provided herein, each of the Parties hereto will pay its own fees and expenses (including attorneys’ and accountants’ fees, legal costs, and expenses) incurred in connection with this Agreement, the other Acquisition Documents, and the consummation of the transactions contemplated hereby and thereby.
11.3.	Notices.
All notices, requests, demands, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given if delivered by hand, overnight courier, or mailed certified or registered mail with postage prepaid and sent via e-mail, as follows.
(a)	If to the Purchaser, to:	Thomas B. McGowan, IV, KM, JD, MBA
President & CEO
The McGowan Companies
20595 Lorain Road
Fairview Park, OH 44126

Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

	With a copy to:	Laura A. McGowan
Chief Operating Officer
The McGowan Companies
20595 Lorain Road
Fairview Park, OH 44126
		P:	(440) 333-6300 x3607
		E:	lmcgowan@mcgowancompanies.com

Mary C. Juliano, CPA, MBA
Chief Financial Officer
The McGowan Companies
20595 Lorain Road
Fairview Park, OH 44126
		P:	(440) 333-6300 x3605
		E:	mjuliano@mcgowancompanies.com

Elizabeth Amburgy
Financial Accounting Manager
The McGowan Companies
20595 Lorain Road
Fairview Park, OH 44126
		P:	(440) 333-6300 x3679
		E:	bamburgy@mcgowancompanies.com

Andrew Drake
Deputy General Counsel & Director – Legal Department
The McGowan Companies
20595 Lorain Road
Fairview Park, OH 44126
		P:	(440) 333-6300 x3593
		E:	adrake@mcgowancompanies.com

Dennis M. Pilawa, Esq.
Partner (& Outside General Counsel to The McGowan Companies)
Pilawa & Brennan Co., LPA
The Hanna Building - Suite #500
1422 Euclid Avenue
Cleveland, OH 44115
		P:	(216) 579-1602
		F:	(216) 579-9463
		E:	dpilawa@rawlingravens.com

(b)	If to the Seller, to:	Protexure Insurance Agency, Inc.
Attention: Thomas B. Lillie
c/o Davies Captive Management Limited
Continental Building, 25 Church Street
Hamilton, HM 12, Bermuda

Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

	With a copy to:	Gunster, Yoakley & Stewart, P.A.
Attention: Gregory K. Bader, Esq.
450 East Las Olas Boulevard, Suite 1400
Fort Lauderdale, FL 33301-4206

(c)	If to the Special Shareholder:	Not applicable.

(d)	If to the Shareholder:	Not applicable.
11.4.	Public Announcements.
None of the Parties nor their representatives may make any public announcement with respect to this Agreement, the other Acquisition Documents, or the transactions contemplated hereby or thereby without the prior written consent of the other Parties until after the Closing Date; provided, that nothing in this Section 11.4 shall be deemed to prohibit any Party from making any disclosure that its counsel deems necessary or advisable in order to satisfy such Party’s disclosure obligations imposed by the Securities and Exchange Commission, or any law, rule or regulation.
11.5.	Assignment.
Neither this Agreement nor any of the rights, interest, or obligations hereunder are assignable by the Seller, the Special Shareholder, or the Shareholder without the written consent of the Purchaser.
11.6.	Governing Law.
This Agreement and the legal relations between the parties hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware without reference to the conflict of laws principles thereof, except that the following terms shall be construed in accordance with the laws of Bermuda:
(a)	AmerInst Shareholder Approval; and
(b)	in Section 8.1, to the extent that the following terms used in that Section relate to actions of the Seller’s Affiliates in Bermuda:
(i)	“necessary or convenient,”
(ii)	“wind up,” and
(iii)	“liquidate;” and
(c)	in Sections 8.5(a)(vi)(B) and (C), to the extent that the following terms used in that Section relate to actions of the Seller’s Affiliates in Bermuda:
(i)	“winding up,” and
(ii)	“liquidation.”
11.7.	Venue.
All claims and controversies that arise shall be subject to the exclusive jurisdiction of the state and federal courts located in Kent County, Delaware.
11.8.	Binding Arbitration; Physical Location of Proceedings & Arbitrators.
Any claims or controversies that arise with regards this Agreement and the transactions related thereto and governed thereby shall be resolved exclusively via binding arbitration according to the rules of the American Arbitration Association, except to the extent that this Agreement specifies otherwise.
All arbitration proceedings shall take place in Kent County, Delaware.
11.9.	Counterparts.
This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

11.10.	Headings.
The headings contained in this Agreement are inserted for convenience only and shall not constitute a part hereof.
11.11.	Limitation on Damages.
NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, (a) NO PARTY SHALL BE ENTITLED FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, OR ENHANCED DAMAGES, LOST PROFITS OR REVENUES, OR DIMINUTION IN VALUE, ARISING OUT OF, OR RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF (I) WHETHER SUCH DAMAGES WERE FORESEEABLE, (II) WHETHER OR NOT WE WERE ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, (III) THE LEGAL OR EQUITABLE THEORY (CONTRACT, TORT OR OTHERWISE) UPON WHICH THE CLAIM IS BASED, AND (IV) THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE, AND (b) EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO ANY SUCH CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, OR ENHANCED DAMAGES, LOST PROFITS OR REVENUES, OR DIMINUTION IN VALUE IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.
11.12	Entire Agreement.
This Agreement, including the Disclosure Schedule, the exhibits hereto, and other documents referred to herein which form a part hereof, embody the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein and supersede all prior agreements and understandings between the Parties with respect to such subject matter, including, by way of illustration and not by limitation, any term sheet agreed to by the parties hereto prior to the date hereof. There are no restrictions, promises, warranties, covenants, or undertakings other than those expressly set forth or referred to herein.
11.13.	Definitional Provisions.
All terms defined in this Agreement shall have such defined meanings when used in any exhibit, schedule, or any certificate or other document made or delivered pursuant hereto or thereto, unless otherwise defined therein.
The following terms are defined for purposes of this Agreement and shall have the same meaning whether used in the singular or the plural (as applicable):
(a)	“Account.”
This shall mean a person or entity which purchases a Product from/through a specified entity, along with that person or entity’s Representatives and Affiliates. This shall also mean any Product purchased by a person or entity from/through a specified entity.
(b)	“Affiliate.”
This shall mean, with respect to a specified entity, any other entity (whether past, present, or future) that, directly or indirectly, through zero or more intermediaries, controls, is controlled by, or is under common control with that specified entity (including, but not limited to, a Parent Company, a Subsidiary, a brother or sister company, and a Purchased Entity), as well as that other entity’s Representatives. This shall also mean any person or entity which is related to or affiliated with a company in any way, whether in the past, present, or future, and any of their spouses (if applicable).
For purposes of the definition of “Affiliate” in this Agreement, the term “control” shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by management authority, by contract interest, or otherwise.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(c)	“AmerInst Shareholder Approval.”
This shall mean the required approval of the shareholders of AmerInst Insurance Group, Ltd. in connection with the Agreement and transactions contemplated thereby.
(d)	“Book of Business.”
This shall mean any Policy or group of Policies, Product or group of Products, Account or group of Accounts, insurance or financial service programs, and/or customer or group of customers which a person or entity generates/generated, develops/developed, produces/produced, manages/managed, services/serviced, controls/controlled, or owns/owned.
(e)	“Business Records.”
This shall mean all files, documents, records, expiration data, Product information, and any other information, whether stored in hard copy or electronically, pertaining to an Account, a Prospect, any other type of customer, a vendor, or a Trading Partner, and whether or not said customers, Accounts, Prospects, vendors, or Trading Partners have a copy thereof.
(f)	“Company Business.”
(i)
This shall mean all business and relationships of a specified person or entity, whether generated, developed, produced, managed, or serviced by that specified person or entity, an employee of that specified person or entity, or a contractor of that specified person or entity acting on said specified person or entity’s behalf. This shall include, but is not limited to, business and relationships of a specified person or entity (and/or its/their employees and contractors) with insureds, customers, Accounts, Prospects, vendors, and Trading Partners. This shall include all business and relationships of a specified person or entity (and/or its/their employees and contractors), whether generated, developed, produced, managed, or serviced before, during, or after the Closing Date.

(ii)
This shall also mean all business and relationships of a Purchased Entity (purchased by a specified person or entity). This shall include, but is not limited to, business and relationships of a Purchased Entity (purchased by a specified person or entity) with insureds, customers, Accounts, Prospects, vendors, and Trading Partners. This shall include all business and relationships of a Purchased Entity (purchased by a specified person or entity), whether generated, developed, produced, managed, or serviced before, during, or after the Closing Date.

(iii)	This shall also mean any assets purchased by a specified person or entity pursuant to an asset purchase agreement or any other type of agreement.
(iv)	This shall also mean any assets transferred to any Representatives or Affiliates of a specified person or entity.
(g)	“Compete.”
In addition to its dictionary definitions, “compete” shall mean “to solicit business from a specified person or entity, to sell a Policy, product, or service to a specified person or entity, or to accept business from a specified person or entity.”
(h)	“Confidential Information.”
This shall mean all non-public correspondence (including, but not limited to, e-mails and letters), documents, files, notes, memoranda, records, applications, manuals, guidelines, data, and information owned by or pertaining to a specified entity and/or its Representatives and Affiliates (collectively, the “Protected Entity”) and that Protected Entity’s Company Business which a person/entity discovers during his/her/its employment/engagement by that Protected Entity, along with copies thereof. This shall also mean, without limitation, the following information owned by or pertaining to the Protected Entity that is discovered by a person/entity during his/her/its employment/engagement by the Protected Entity, whether actual or proposed: information regarding businesses; financial information; assets; property; proposals; quotes; indications; forms (including policy and coverage forms); budgets; services; Products; methods; structures; processes; protocols; philosophies; operations; production; training materials; prices or pricing; rates or rating methods; underwriting; eligibility criteria;
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

customer service; inventions; discoveries; business plans; marketing plans and materials; analyses; techniques; tactics; strategies; forecasts; concepts; ideas and intellectual property; information technology; legal matters, and parties-in-interest); relationships; customers (a.k.a. “clients”) and Customer Information; Prospects and Prospect Information; Product Information; vendors; Representatives; Affiliates; Trading Partners and Trading Partner Information; prospective Trading Partners and prospective Trading Partner information; Trade Secrets; or any information derived, summarized, transcribed, recorded, replicated, or extracted from any of the foregoing (in whatever form, whether physical or electronic). The provisions of this paragraph apply whether information is historical, actual, or projected.
Confidential Information may be contained in any form, including, but not limited to, verbal transmissions, written transmissions, documents (originals or copies), paper, and electronic media.
For purposes of this Section of this Agreement, the following definitions shall apply:
(i)	“Pertain.”
This shall mean “about, of, or related to,” as well as the standard, dictionary definition of the word “pertain.”
(ii)	“Discover.”
This shall mean “learn about, generate, develop, service, or has access or exposure to,” as well as the standard, dictionary definition of the word “discover.”
(i)	“Customer Information.”
This shall mean any information about a customer, including, but not limited to, its name, addresses (mail or email), telephone numbers, fax numbers, underwriting information, Product Information, and any other characteristics, identifying information, other information, or aspects about/of that customer. This shall also mean customer lists. This shall also mean any information or lists about customers developed by a person or entity. This shall also mean any information about a customer’s Representatives and Affiliates.
(j)	“Expirations.”
This shall mean Policies and Policyholder Information, Customers and Customer Information, Prospects and Prospect Information, and the Policy Rights related thereto.
“Policy Rights” shall mean the exclusive right to transact business with a particular group of insureds or prospective insureds (including, but not limited to, the exclusive rights to solicit, rate, quote, bind, and issue policies of insurance with respect to such insureds).
(k)	“Information.”
This shall mean any and all information regarding a particular person or entity and his, her, or its assets.
(l)	“Insurance Broker.”
This shall mean a third-party insurance broker or brokerage (whether retail, wholesale, or reinsurance), a third-party insurance agent or agency (whether retail, wholesale, or reinsurance), and/or a third-party insurance intermediary of any other type (whether insurance, reinsurance, or otherwise). This shall also mean a program manager/administrator, managing general agent/underwriter, or general agent/agency. This shall also mean the aforementioned persons’ and entities’ Representatives and Affiliates.
(m)	“Financials.”
This shall mean internally generated financial statements, including balance sheets, statements of retained earnings, income statements, statements of cash flows, and statements of changes in financial position.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(n)	“Formation Documents.”
This shall mean the Articles of Incorporation, in the case of a corporation, or a Certification of Formation, in the case of a limited liability company.
(o)	“Fringe Benefit Plan.”
This shall mean a pension, retirement, profit-sharing, stock purchase, stock option, vacation, deferred compensation, bonus or other incentive plan, or other employee benefit program, arrangement, agreement, or understanding, or medical, vision, dental, or other health plan, or life insurance or disability plan, or any other employee benefit plans, including, without limitation, any “employee benefit plan” as defined in Section 3 (3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether formal or informal, written or oral, to which the Seller contributes, or is a party, or is bound, or under which it may have liability, and under which employees or former employees of the Seller (or their beneficiaries) are eligible to participate or derive a benefit.
(p)	“Leasehold Interest.”
This shall mean a lease between the Seller and the lessor of the premises located at 4200 Commerce Court, Suite 102, Lisle, IL 60532.
(p)	“Liabilities.”
This shall mean liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise.
(q)	“Operating Documents.”
This shall mean the By-Laws, in the case of a corporation, or an Operating Agreement, in the case of a limited liability company.
(r)	“Policy.”
This shall mean a policy of insurance, including, but not limited to, a fire policy of insurance (“property”), a liability policy of insurance, a workers’ compensation policy of insurance, or any other policy of insurance or insurance instrument owned, held by, or for the benefit of a specified person or entity.
(s)	“Product.”
This shall mean any insurance policy, service, or product or any financial service or product.
(t)	“Product Information.”
This shall mean any information about a Product, including, but not limited to, insureds’ and customers’ names, expiration dates, limits, coverages, terms and conditions, restrictions, subjectivities, exclusions, endorsements, certificates of insurance, and binders.
(u)	“Prospect.”
This shall mean a person or entity (and its/their Representative and Affiliates) with whom or with which a specified person or entity has had contact in the past with the intent or in the context of establishing a business relationship in the past, present, or future.
For purposes of this Agreement, “contact” means any form of communication, whether direct or indirect, whether in-person or remote, including, but not limited to, telephone conversations, voicemail recordings, e- mail transmission, or meetings, for the purpose of establishing or maintaining a business relationship. Further, for purposes of this Agreement, “contact” does not mean general advertisements.
(v)	“Prospect Information.”
This shall mean any information about a Prospect, including, but not limited to, its name, addresses (mail or email), telephone numbers, fax numbers, underwriting information, Product Information, and
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

any other characteristics, identifying information, other information, or aspects about/of that Prospect. This shall also mean Prospect lists. This shall also mean any information or lists about Prospects developed by a specified person or entity. This shall also mean any information about a Prospect’s Representatives and Affiliates.
(w)	“Purchased Entity.”
This shall mean an entity (and its Representatives and Affiliates) or any portion of that entity (including, but not limited to, its assets or a portion of its assets) which is acquired by a specified person or entity.
(x)	“Representatives.”
In the case of a company, this shall mean a company’s past, present, and future owners, partners, principals, members, directors, officers, employees, agents, volunteers, committee members, consultants, advisors (e.g. – financial, accounting, legal, etc.), attorneys, contractors (whether independent or otherwise), intermediaries, insurers, reinsurers, heirs, beneficiaries, executors, administrators, trustees, predecessors, predecessors-in- interest, assigns, assigns-in-interest, successors, successors-in-interest, representatives, persons/companies with a financial interest in that company, and any of their spouses (if applicable).
In the case of a person, this shall mean a person’s past, present, and future partners, employees, agents, volunteers, consultants, advisors (e.g. – financial, accounting, legal, etc.), attorneys, contractors (whether independent or otherwise), intermediaries, insurers, reinsurers, heirs, beneficiaries, executors, administrators, trustees, predecessors, predecessors-in-interest, assigns, assigns-in-interest, successors, successors-in-interest, representatives, persons/companies with a financial interest in that person, and any of their spouses (if applicable).
(y)	“Restricted Business.”
This shall mean: (i) any customer of the Purchaser or a Related Company; (ii) any Product sold to a customer of the Purchaser or a Related Company (as well as the renewals thereof); and, (iii) and/or any services provided to a customer of the Purchaser or a Related Company.
For purposes of this Section of this Agreement [(x) “Restricted Business”], Purchaser, Related Company, and customer of the Purchaser shall be deemed to include their Representatives and Affiliates.
(z)	“Related Company.”
This term shall mean any company (and its Representatives and Affiliates) owned or controlled by members of the McGowan family. This shall also mean the Purchaser’s Representatives and Affiliates.
For purposes of the definition of “Related Company” in this Agreement, the term “control” shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by management authority, by contract interest, or otherwise.
(aa)	“Securities Laws.”
This means the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the Trust Indenture Act of 1939, each as amended, state securities and “Blue Sky” laws, including, in each case, the rules and regulations thereunder.
(ab)	“Sub-Producer.”
This shall mean a third-party Insurance Broker, independent contractor, consultant, service provider, or any other person or entity acting in a similar capacity.
(ac)	“Sub-Producer Costs.”
This shall mean any amount (including commissions and fees) paid to a Sub-Producer.
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

(ad)	“Trade Secret.”
This shall mean any information which is not generally available or not available to the public. This shall mean anything which is defined as “Confidential Information” by this Agreement. This shall also mean any information, technology, method, process, technique, or anything else which is defined as a “trade secret” by case law (common law), statutory law, rules, regulations, or interpretations of any of the aforementioned.
A Trade Secret may be contained in any form, including, but not limited to, verbal transmissions, written transmissions, documents (originals or copies), paper, and electronic media.
(ae)
“Trading Partner.”This shall mean any person or entity (and its/their Representatives and Affiliates) with which a specified person or entity maintains or maintained a business relationship, including, but not limited to, Insurance Brokers, insurance companies, reinsurance companies, bankers, actuaries, attorneys, consultants, contractors (whether independent or otherwise), and vendors.

(af)
“Trading Partner Information.”This shall mean any information about a Trading Partner (and its Representatives and Affiliates), including, but not limited to, its name, addresses (mail or email), telephone numbers, fax numbers, and any other characteristics, identifying information, other information, or aspects about/of that Trading Partner. This shall also mean any information about a Trading Partner’s Representatives and Affiliates.

ARTICLE XII

Miscellaneous
12.1.	Structure of Transaction.
Prior to the Closing Date of this Agreement, the Seller, an individual Special Shareholder, and/or an individual Shareholder may purchase some or all of the shares in the Seller belonging to another individual Special Shareholder or individual Shareholder. However, this shall not affect, alter, change, modify, limit, or restrict the enforceability of this Agreement against any individual Special Shareholder or Shareholder named in this Agreement.
Each Special Shareholder and Shareholder shall be permanently prohibited and barred from making a claim in any venue, proceeding, or lawsuit that this Agreement is unenforceable against them for lack of consideration or any other reason.
[Signatures on Following Page]
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

IN WITNESS, the parties hereto have caused this Agreement to be duly executed on the day and year first above stated.
Protexure Insurance Agency, Inc.
(Seller)

By:	/s/ Thomas B. Lillie

Name:	Thomas B. Lillie

Title:	Chairman of the Board

Protexure Risk Purchasing Group, Inc.
(Seller)

By:	/s/ Thomas B. Lillie

Name:	Thomas B. Lillie

Title:	Chairman of the Board

MAC 43, LLC
(Purchaser)

By:	/s/ Thomas B. McGowan, IV

Name:	Thomas B. McGowan, IV

Title:	President & Chief Executive Officer
Asset Purchase Agreement – Protexure Insurance Agency, Inc. (A Delaware Corporation), et al.

ANNEX B

COMPANY’S FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and the Board of Directors of AmerInst Insurance Group, Ltd.
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of AmerInst Insurance Group, Ltd. and subsidiaries (the “Company”) as of December 31, 2022 and 2021, the related consolidated statements of operations, comprehensive loss, shareholders' equity, and cash flows, for each of the two years in the period ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.
Deferred tax asset – Refer to Notes 2 and 8 to the consolidated financial statements
Critical Audit Matter Description
The Company recognizes deferred income taxes for tax attributes and for differences between the financial statement and tax basis of assets and liabilities at enacted tax rates in effect for the years in which the deferred tax liability or asset is expected to be settled or realized. A valuation allowance is provided to offset deferred tax assets if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. Future realization of deferred tax assets depends on the existence of sufficient taxable income of the appropriate character. The Company’s deferred tax assets as of December 31, 2022 were $232,000, net of a $1.6m valuation allowance.

Auditing the Company’s valuation and realizability of deferred tax assets, including significant assumptions relating to the projection of future taxable income, involved especially subjective auditor judgment and an increased extent of effort, including the involvement of our tax specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to the deferred tax asset included the following, among others:
•	We evaluated the reasonableness of the assumptions and judgements used by management to determine whether a valuation allowance was necessary, and the extent of the valuation allowance.
•	We evaluated management’s ability to accurately estimate taxable income by comparing actual results to management’s historical estimates.
•	We tested the reasonableness of management’s estimates of taxable income by comparing the estimates to:
•	Internal Budgets
•	Historical Taxable income
•	Management’s history of carrying out its stated plans and its ability to carry out plans
•
With the assistance of our tax specialists, we evaluated whether the sources of management’s estimated taxable income were of appropriate character and sufficient to utilize the deferred tax assets under the relevant tax laws.

•	We evaluated whether the estimates of future taxable income were consistent with evidence obtained in other areas of the audit.
/s/ Deloitte Ltd.

Hamilton, Bermuda
March 31, 2023

We have served as the Company's auditor since 1998.

AMERINST INSURANCE GROUP, LTD.

CONSOLIDATED BALANCE SHEETS
December 31, 2022 and 2021
(Expressed in U.S. dollars)
	2022	2021
ASSETS
Cash and cash equivalents (Note 3)	$2,414,077	$3,477,714
Property and equipment (Note 5)	644,133	898,560
Deferred income taxes	232,000	1,059,000
Prepaid expenses and other assets (Note 6)	792,245	1,091,815
TOTAL ASSETS	$4,082,455	$6,527,089
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accrued expenses and other liabilities (Note 7)	$2,346,805	$2,860,876
TOTAL LIABILITIES	$2,346,805	$2,860,876
COMMITMENTS AND CONTINGENCIES (Note 14)
SHAREHOLDERS’ EQUITY
Common shares, $1 par value, 2022 and 2021: 2,000,000 shares authorized, 995,253 issued and outstanding	$995,253	$995,253
Additional paid-in-capital	6,287,293	6,287,293
Retained earnings	3,725,600	5,656,163
Shares held by Subsidiary (375,861 shares) at cost	(9,272,496)	(9,272,496)
TOTAL SHAREHOLDERS’ EQUITY	1,735,650	3,666,213
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,082,455	$6,527,089
See accompanying notes to the consolidated financial statements

AMERINST INSURANCE GROUP, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS
years ended December 31, 2022 and 2021
(Expressed in U.S. dollars)
	2022	2021
REVENUES
Net premiums earned (Note 10)	$—	$2,581,408
Commission income	2,262,272	3,404,698
Net investment income (Note 4)	8,517	205,851
Net realized and unrealized gain (loss) on investments (Note 4)	—	426,933
TOTAL REVENUES	2,270,789	6,618,890
LOSSES AND EXPENSES
Losses and loss adjustment expenses	—	1,478,366
Policy acquisition costs	—	1,405,774
Operating and management expenses (Note 11)	3,389,829	4,766,924
TOTAL LOSSES AND EXPENSES	3,389,829	7,651,064
LOSS BEFORE TAX	(1,119,040)	(1,032,174)
Tax expense (Note 8)	811,523	561,857
NET LOSS AFTER TAX	$(1,930,563)	$(1,594,031)
NET LOSS PER SHARE
Basic	$(3.12)	$(2.57)
Diluted	$(3.12)	$(2.57)
Weighted average number of common shares outstanding for the year
Basic	619,392	619,822
Diluted	619,392	619,822
See accompanying notes to the consolidated financial statements

AMERINST INSURANCE GROUP, LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
years ended December 31, 2022 and 2021
(Expressed in U.S. dollars)
	2022	2021
NET LOSS AFTER TAX	$(1,930,563)	$(1,594,031)
OTHER COMPREHENSIVE LOSS
Net unrealized holding gains arising during the period	—	(239,546)
Reclassification adjustment for gains included in net income	—	(343,350)
TOTAL OTHER COMPREHENSIVE LOSS		(582,896)
COMPREHENSIVE LOSS	$(1,930,563)	$(2,176,927)
See accompanying notes to the consolidated financial statements

AMERINST INSURANCE GROUP, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
years ended December 31, 2022 and 2021
(Expressed in U.S. dollars)
	Common Shares	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Losses)	Shares Held by Subsidiary	Total Shareholders’ Equity
BALANCE AT DECEMBER 31, 2020	$995,253	$6,287,293	$7,250,194	$582,896	$(9,216,579)	$5,899,057
Net loss	—	—	(1,594,031)	—	—	(1,594,031)
Other comprehensive loss
Unrealized gain on securities, net of reclassification adjustment	—	—	—	(582,896)	—	(582,896)
Purchase of shares by subsidiary, net					(55,917)	(55,917)
BALANCE AT DECEMBER 31, 2021	$995,253	$6,287,293	$5,656,163	$—	$(9,272,496)	$3,666,213
Net loss	—	—	(1,930,563)	—	—	(1,930,563)
Other comprehensive loss
Unrealized gain on securities, net of reclassification adjustment	—	—	—	—	—	—
Purchase of shares by subsidiary, net	—	—	—	—	—	—
BALANCE AT DECEMBER 31, 2022	$995,253	$6,287,293	$3,725,600	$—	$(9,272,496)	$1,735,650
See accompanying notes to the consolidated financial statements

AMERINST INSURANCE GROUP, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS
years ended December 31, 2022 and 2021
(Expressed in U.S. dollars)
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,930,563)	$(1,594,031)
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of net premiums on investments	—	62,811
Depreciation and amortization on property and equipment	366,466	347,337
Net realized and unrealized (gains) on investments	—	(426,933)
Changes in assets and liabilities:
Assumed reinsurance premiums receivable	—	2,221,664
Accrued investment income	—	147,975
Deferred income taxes	827,000	555,000
Deferred policy acquisition costs	—	724,509
Prepaid expenses and other assets	299,570	384,372
Liability for losses and loss adjustment expenses	—	(20,936,677)
Unearned premiums	—	(4,622,666)
Assumed reinsurance payable	—	(3,175,098)
Accrued expenses and other liabilities	(514,071)	(828,744)
Net cash used in operating activities	(951,598)	(27,140,481)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(112,039)	(147,477)
Purchases of available-for-sale securities	—	(5,545,313)
Proceeds from sales of available-for-sale securities	—	1,684,014
Proceeds from redemptions of fixed maturity investments	—	21,650,652
Proceeds from maturities of fixed maturity investments	—	2,336,000
Net cash provided by investing activities	(112,039)	19,977,876
CASH FLOWS FROM FINANCING ACTIVITIES
Purchase of shares by subsidiary, net	—	(55,917)
Net cash used in financing activities	—	(55,917)
NET CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(1,063,637)	(7,218,522)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF YEAR	3,477,714	10,696,236
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, END OF YEAR	$2,414,077	$3,477,714
See accompanying notes to the consolidated financial statements

AMERINST INSURANCE GROUP, LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
1. DESCRIPTION OF BUSINESS
AmerInst Insurance Group, Ltd., (“AmerInst,” “Company,” “we,” “our” or “us.”) was formed under the laws of Bermuda in 1998. The Company, through its wholly owned subsidiary AmerInst Insurance Company, Ltd. (“AMIC Ltd.”) and its predecessor AmerInst Insurance Company, Inc. (“AIIC Inc.”), were engaged in the reinsurance of claims-made insurance policies of participants in an American Institute of Certified Public Accountants (“AICPA”) sponsored insurance program that provided accountants’ professional liability insurance coverage (“AICPA Plan”) through December 31, 2008. Effective December 30, 2020, AMIC Ltd. merged with its wholly owned subsidiary, AmerInst Investment Company, Ltd., with AMIC Ltd. being the surviving entity.
Agency Agreements with C&F and ISMIE
On September 25, 2009, Protexure Insurance Agency, Inc. (“Protexure”), a subsidiary of AmerInst, entered into an agency agreement (the “C&F Agency Agreement”) with The North River Insurance Company, United States Fire Insurance Company, Crum & Forster Indemnity Company, Crum and Forster Insurance Company, and Crum & Forster Specialty Insurance Company (collectively, “C&F”) pursuant to which C&F appointed Protexure as its exclusive agent for the purposes of soliciting, underwriting, quoting, binding, issuing, cancelling, non-renewing and endorsing accountants’ professional liability and lawyers’ professional liability insurance coverage in all 50 states of the United States and the District of Columbia.
In 2021, C&F and Protexure signed an addendum to the C&F Agency Agreement which terminated the C&F Agency Agreement effective March 31, 2022. Under the terms of the addendum, Protexure was permitted to issue new and renewal professional liability policies on behalf of C&F with effective dates no later than March 31, 2022.
Effective January 1, 2022, Protexure entered into a Managing General Agency Agreement (the “ISMIE Agency Agreement”) with Amwins Specialty Casualty Solutions, LLC for policies written by ISMIE Mutual Insurance Company (“ISMIE”). Protexure is transitioning the lawyers and accountants’ professional liability policies previously written with C&F to ISMIE. Certain policies are and will also be written by the Hanover Insurance Company. The C&F Agency Agreement and the ISMIE Agency Agreement are referred to herein as, collectively, the “Agency Agreements.”
Reinsurance Agreement
We previously conducted reinsurance business through AMIC Ltd., our subsidiary, which was a registered insurer in Bermuda. On September 25, 2009, AMIC Ltd. entered into a professional liability quota share agreement with C&F (the “Reinsurance Agreement”) pursuant to which C&F agreed to cede, and AMIC Ltd. agreed to accept as reinsurance, a 50% quota share of C&F’s liability under insurance written by Protexure on behalf of C&F and classified by C&F as accountants’ professional liability and lawyers’ professional liability, subject to AMIC Ltd.’s surplus limitations. Policies written by insurers other than C&F were not subject to the 50% quota share reinsurance to AMIC Ltd.
During the third quarter of 2021, C&F and AMIC Ltd. entered into a commutation agreement (the “C&F Commutation Agreement”), which became effective as of March 31, 2021, whereby C&F and AMIC Ltd. agreed to fully and finally settle and commute all their respective past, present and future obligations and liabilities, known and unknown, under the Reinsurance Agreement. In accordance with the C&F Commutation Agreement, in full satisfaction of AMIC Ltd.’s past, present and future obligations and liabilities under the Reinsurance Agreement, an aggregate sum of $26,076,000 was paid by AMIC Ltd. to C&F in October 2021. Following the commutation of all of AMIC’s reinsurance business and the decision by the Company’s board of directors not to resume reinsurance operations through AMIC, the Company made an application to the BMA to cancel AMIC’s insurance license. Effective May 17, 2022, AMIC Ltd.’s Class 3A insurance license was cancelled by the Bermuda Monetary Authority (BMA).
Historical Relationship with CAMICO
From June 1, 2005 through May 31, 2009, we were a party to a reinsurance contract with CAMICO Mutual Insurance Company (“CAMICO”), a California-based writer of accountants’ professional liability business. We decided not to renew the CAMICO contract and permitted the contract to expire pursuant to its terms on May 31, 2009. We remained potentially liable for claims related to coverage through May 31, 2009.

AMERINST INSURANCE GROUP, LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
During the first quarter of 2022, CAMICO and AMIC Ltd. entered into a commutation agreement (the “CAMICO Commutation Agreement”), which became effective December 31, 2021, whereby CAMICO and AMIC Ltd. agreed to fully and finally settle and commute all their respective past, present and future obligations and liabilities, known and unknown under the reinsurance contract between CAMICO and AMIC Ltd. In accordance with the CAMICO Commutation Agreement, in full satisfaction of AMIC Ltd.’s past present and future obligations and liabilities under the reinsurance contract between CAMICO and AMIC Ltd., an aggregate sum of $15,000 was paid by CAMICO to AMIC Ltd. in March 2022.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of presentation
The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and include the accounts of AmerInst and its operating wholly-owned subsidiaries, AmerInst Mezco, Ltd. (“Mezco”), AMIC Ltd., and Protexure. Intercompany accounts and transactions have been eliminated on consolidation.
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The major estimates reflected in the Company’s financial statements include but are not limited to the estimates of future taxable income to determine valuation allowances on deferred taxes.
Cash and cash equivalents
Cash equivalents include money market funds. Cash and cash equivalents are recorded at amortized cost, which approximates fair value due to the short-term, liquid nature of these securities.
Property and Equipment
Property and equipment are depreciated using the straight-line method with estimated useful lives ranging from 3 to 7 years. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for normal maintenance and repairs are expensed as incurred.
Developmental costs for internal use software are capitalized in accordance with the provisions of the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification (“ASC”) topic 350 “Intangibles—Goodwill and Other”, generally, when the preliminary project stage is completed, management commits to funding and it is probable that the project will be completed and the software will be used to perform the functions intended. Capitalized internal use software costs are amortized on a straight-line basis over their estimated useful lives, generally for a period not to exceed 5 years.
Income taxes
Deferred tax assets and liabilities are recognized for the future tax consequences and benefits attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the periods in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided if it is more likely than not that some or all of the deferred tax assets will not be realized. The Company adjusts valuation allowances to measure deferred tax assets at the amounts considered realizable in future periods, which is assessed at each balance sheet date. In making such determinations, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, and recent financial operating results.
Earnings per common share
Basic earnings per share is determined as net income available to common shareholders divided by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the impact of the Company’s stock option plan.

AMERINST INSURANCE GROUP, LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
Commission Income
Our primary source of revenue is derived from commissions earned on the placement of lawyers’ and accountants’ professional liability insurance under the ISMIE Agency Agreement. We recognize revenue for most of these arrangements as of a point in time at the later of the policy inception date or when the policy placement is complete because this is viewed as the date when control is transferred and all obligations are complete.
New Accounting Pronouncements
New Accounting Standards Adopted in 2022
No new accounting standards adopted in 2022.
3. PLEDGED ASSETS
Cash and Cash Equivalents at December 31, 2022 and 2021 include $1,293,876 and $1,794,001 held by Protexure in a fiduciary capacity, respectively.
4. INVESTMENTS
Information on sales and maturities of investments during the twelve months ended December 31, 2022 and 2021 are as follows:
	2022	2021
Total proceeds on sales of available-for-sale securities	$—	$1,684,014
Total proceeds from redemptions of fixed maturity investments	—	21,650,652
Total proceeds from maturities of fixed maturity investments	—	2,336,000
Gross gains on sales	—	499,859
Gross losses on sales	—	(72,926)
Total	$—	$426,933
Major categories of net interest and dividend income are summarized as follows:
	2022	2021
Interest earned:
Fixed maturity investments	$—	$235,090
Short term investments and cash and cash equivalents	8,517	7,637
Dividends earned	—	13,508
Investment expenses	—	(50,384)
Net investment income	$8,517	$205,851
5. PROPERTY AND EQUIPMENT
Property and equipment, all associated with Protexure, at December 31, 2022 and 2021 at cost, less accumulated depreciation and amortization, totaled $644,133 and $898,560, respectively as follows:
	Cost	Accumulated Depreciation and Amortization	Total
December 31, 2022
Furniture and fixtures	$36,705	$35,284	$1,421
Office equipment	107,392	100,027	7,365
Computer equipment	24,129	22,532	1,597
Internal use software	1,869,464	1,235,714	633,750
Total	$2,037,690	$1,393,558	$644,133

AMERINST INSURANCE GROUP, LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
	Cost	Accumulated Depreciation and Amortization	Total
December 31, 2021
Furniture and fixtures	$36,705	$34,337	$2,368
Office equipment	107,392	84,992	22,400
Computer equipment	24,129	20,529	3,600
Internal use software	1,757,425	887,233	870,192
Total	$1,925,651	$1,027,091	$898,560
6. PREPAID EXPENSES AND OTHER ASSETS
Prepaid expenses and other assets as at December 31, 2022 and 2021 comprise the following:
	2022	2021
Prepaid expenses	68,823	171,342
Accounts receivable	462,567	520,117
Policy acquisition costs and other assets	213,735	258,996
Building right of use asset	47,120	141,360
	$792,245	$1,091,815
7. ACCRUED EXPENSES AND OTHER LIABILITIES
Accrued expenses and other liabilities as at December 31, 2022 and 2021 comprise the following:
	2022	2021
Premiums payable	$1,686,066	$2,143,468
Accounts payable and accrued liabilities	361,497	293,169
Unearned commission income	138,222	176,693
Building lease liability	51,651	136,816
Other liabilities	109,369	110,730
	$2,346,805	$2,860,876
8. TAXATION
Under current Bermuda law, the Company and its subsidiaries are not required to pay taxes in Bermuda on either income or capital gains. The Company has received an undertaking from the Bermuda government that, in the event of income or capital gains taxes being imposed, the Company will be exempted from such taxes until the year 2035.
However, Protexure which is a Delaware corporation domiciled in the state of Illinois is subject to taxation in the United States.
Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.

AMERINST INSURANCE GROUP, LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
The actual income tax rate differed from the amount computed by applying the effective rate of 0% under Bermuda law to earnings before income taxes as shown in the following reconciliation:
	2022	2021
Earnings before income tax	$(1,119,040)	$(1,032,174)
Expected tax	—	—
Foreign taxes at local expected rates	(15,477)	6,857
Change in deferred tax asset of US subsidiary	(132,000)	(69,000)

Deferred tax expense from enacted rate reductions	—	—
Change in valuation allowance	959,000	624,000
Net tax expense	$811,523	$561,857
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Management has reduced deferred tax assets by a valuation allowance as the ability of the Company to realize these benefits is not certain at this time. The components of net deferred income tax assets and liabilities are comprised of the following:
	2022	2021
Capitalized start-up expenses	$29,000	$44,000
Operating loss carryforwards	136,000	945,000
Unearned commission income	40,000	50,000
Depreciation and amortization	27,000	20,000
Deferred tax assets	$232,000	$1,059,000

9. SHAREHOLDERS’ EQUITY
AmerInst currently does not have a public market for its common stock, but the Company has historically purchased shares from the Company’s shareholders upon their death, disability or retirement from the practice of public accounting. The repurchase price has been equal to the year-end net book value per share for the most recently completed fiscal year reduced by the amount of any dividends already paid on the repurchased shares during the calendar year of the repurchase and any dividends the shareholder would be entitled to receive on the repurchased shares that have not been paid. In addition, the BMA has authorized additional purchase on a negotiated case-by-case basis, and such purchases have typically been negotiated share repurchases when requested by Company shareholders.
On February 25, 2011, the Board of Directors amended and restated AmerInst’s Statement of Share Ownership Policy to better manage our cash flow from year to year. Under the revised policy, we limit AMIC Ltd.’s repurchases of our common stock to $500,000 per calendar year. In addition, AMIC Ltd. is only authorized to repurchase shares, with Board approval, from shareholders upon their death, disability or retirement from the practice of public accounting. In October 2020, the Board temporarily (i) suspended the amended and restated AmerInst’s Statement of Share Ownership Policy and (ii) discontinued the repurchases of our common stock, as a measure to preserve the Company’s capital base. In the future, the Board may consider reinstating the amended and restated AmerInst’s Statement of Share Ownership Policy if market conditions and the Company’s capital base support reinstatement.
10. PREMIUMS WRITTEN
Premiums written were $0 and ($2,041,258) during 2022 and 2021, respectively. The lack of premiums written in 2022 reflects AMIC Ltd.’s cancellation of its insurance license, and the ceasing of reinsurance operations.
11. OPERATING AND MANAGEMENT EXPENSES
With the exception of Protexure, AmerInst and its other direct and indirect subsidiaries have no employees. Their operating activities, as well as certain management functions, are performed by contracted professional service

AMERINST INSURANCE GROUP, LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
providers. Davies Captive Management Limited provides AmerInst and AMIC Ltd. certain management, administrative and operations services under the direction of AmerInst’s Board of Directors pursuant to an agreement. The agreement may be terminated by either party upon not more than 90 days nor less than 60 days prior written notice. Mr. Thomas R. McMahon, our Treasurer and Chief Financial Officer, is an officer, director and employee of Davies Captive Management Limited. The Company paid Davies Captive Management Limited $147,500 and $352,322 in fees during 2022 and 2021, respectively.
Operating and management expenses include compensation accrued for payment to members of the Board of Directors and various committees of the Board totaling $59,350 in 2022 and $148,924 in 2021. Payment of compensation to directors has been deferred for cash preservation.
12. SEGMENT INFORMATION
AmerInst has two reportable segments: (1) reinsurance and corporate, previously called the reinsurance segment, through which the company provided reinsurance under the now commuted reinsurance agreements, conducted investment operations and conducts other corporate activities and (2) insurance activity, through which the Company offers professional liability solutions to professional service firms under the Agency Agreements, as defined in the “Overview” section above. The tables below summarize the results of our reportable segments as of and for December 31, 2022 and December 31, 2021.
	As of and for the Year Ended December 31, 2022
	Reinsurance and Corporate	Insurance Segment	Total
Revenues	$8,515	$2,262,274	$2,270,789
Total losses and expenses	655,967	3,545,385	4,201,352
Segment loss	(647,452)	(1,283,111)	(1,930,563)
Identifiable assets	—	644,133	644,133
	As of and for the Year Ended December 31, 2021
	Reinsurance and Corporate	Insurance Segment	Total
Revenues	$3,213,768	$3,405,122	$6,618,890
Total losses and expenses	4,013,676	4,199,245	8,212,921
Segment loss	(799,908)	(794,123)	(1,594,031)
Identifiable assets	—	898,560	898,560
13. STOCK COMPENSATION
Phantom Shares:
Protexure has employment agreements with two key members of senior management, which grant them phantom shares of the Company. Under these agreements, these employees were initially granted an aggregate of 48,762 phantom shares of the Company on the date of their employment, subject to certain vesting requirements. The phantom shares are eligible for phantom dividends payable at the same rate as regular dividends on the Company’s common shares. The phantom dividends may be used only to purchase additional phantom shares with the purchase price of such phantom shares being the net book value of the Company’s actual common shares as of the end of the previous quarter. During the year, no phantom shares were granted.
For these two employees, the phantom shares initially granted, as well as any additional shares granted from dividends declared, vested on January 1, 2015. The liability payable to each of these employees under the phantom share agreements is equal to the value of the phantom shares based on the net book value of the Company’s actual common shares at the end of the previous quarter less the value of phantom shares initially granted and is payable in cash upon (i) the participant’s death, termination of employment due to disability, retirement at or after age 65 or resignation for good reason, (ii) termination of the participant by the Company without cause, (iii) termination by Participant without good reason or (iv) change in control.

AMERINST INSURANCE GROUP, LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
62,920 phantom shares were outstanding at December 31, 2022 and December 31, 2021. The following table provides a reconciliation of the beginning and ending balance of vested phantom shares for the year ended December 31, 2022:
Number of Phantom Shares
Outstanding—beginning	62,920
Granted—arising from dividends declared during the year.	—
Forfeited—due to death	—
Outstanding—ending	62,920
The liability relating to these phantom shares is recalculated quarterly based on the net book value of our common shares at the end of each quarter. As a result of the overall decrease in the net book value of our common shares since the grant dates, we have not recorded any liability relating to these phantom shares at December 31, 2022.
Stock Option Plan:
A summary of the status of the stock option plan as of December 31, 2022 is as follows:
	Vested Shares	Weighted Average Exercise Price Per Share	Non-vested Shares	Weighted Average Exercise Price Per Share	Total Shares	Weighted Average Exercise Price Per Share
Outstanding—January 1, 2022	34,200	$28.43	10,800	$28.86	45,000	$28.54
Granted	—	—	—	—	—	—
Forfeited	—	—	—	—	—	—
Exercised	—	—	—	—	—	—
Vested	8,900	28.52	(8,900)	28.52	—	—
Outstanding—December 31, 2022	43,100	$28.45	1,900	$30.46	45,000	$28.54
Options exercisable at year end	—	—	—	—	—	—
Weighted average fair value of options per share granted during the year	—	—	$—	—	$—	—
Remaining contractual life (years)	0.2		1.2		0.3
A summary of the status of the stock option plan as of December 31, 2021 is as follows:
	Vested Shares	Weighted Average Exercise Price Per Share	Non-vested Shares	Weighted Average Exercise Price Per Share	Total Shares	Weighted Average Exercise Price Per Share
Outstanding—January 1, 2021	25,300	$28.40	19,700	$28.71	45,000	$28.54
Granted	—	—	—	—	—	—
Forfeited	—	—	—	—	—	—
Exercised	—	—	—	—	—	—
Vested	8,900	28.52	(8,900)	28.52	—	—
Outstanding—December 31, 2021	34,200	$28.43	10,800	$28.86	45,000	$28.54
Options exercisable at year end	—	—	—	—	—	—
Weighted average fair value of options per share granted during the year	—	—	$—	—	$—	—
Remaining contractual life (years)	1.2		1.4		1.3

AMERINST INSURANCE GROUP, LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
Information pertaining to options outstanding at December 31, 2022 is as follows:
	Options Outstanding			Options Exercisable
Range of exercise price	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life
$27.99	—	0.0 years	$27.99	35,000	$27.99	0.0 years
$30.58	1,400	1.0 years	$30.58	5,600	$30.58	1.0 years
$30.14	500	1.8 years	$30.14	2,500	$30.14	1.8 years
Information pertaining to options outstanding at December 31, 2021 is as follows:
	Options Outstanding			Options Exercisable
Range of exercise price	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life
$27.99	7,000	1.0 years	$27.99	28,000	$27.99	1.0 years
$30.58	2,800	2.0 years	$30.58	4,200	$30.58	2.0 years
$30.14	1,000	2.8 years	$30.14	2,000	$30.14	2.8 years
At December 31, 2022, there was no intrinsic value associated with (i) the 35,000 options granted March 3, 2017, (ii) the 7,000 options granted on January 1, 2018 and (iii) the 5,000 optioned granted on October 1, 2018 where the market value of the stock as of the close of business at year end was $2.80 per share as compared with the option exercise prices of $27.99, $30.58 and $30.14, respectively.
The Company accounts for these options in accordance with GAAP, which requires that the fair value of the equity awards be recognized as compensation expense over the period during which the employee is required to provide service in exchange for such an award. The Company is amortizing compensation expense over the vesting period, or five years. The Company recognized $0 of compensation expense for stock options in the years ended December 31, 2022 and 2021.
14. COMMITMENTS AND CONTINGENCIES
Protexure leases office space under a non-cancellable lease agreement. The lease is renewable at the option of the lessee under certain conditions. In March 2023, the company executed a lease extension to July 31, 2024. Minimum lease payments, subsequent to December 31, 2022 are $101,578 in 2023 and $57,746 in 2024.
15. UNAUDITED CONDENSED QUARTERLY FINANCIAL DATA
2022	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Net premiums earned	$—	$—	$—	$—
Commission income	777,506	475,838	489,998	518,930
Net investment income	31	21	1,400	7,065
Net realized and unrealized gain	—	—	—	—
Total revenues	$777,537	$475,859	$491,398	$525,995
Net (loss)	$(210,261)	$(400,654)	$(441,709)	$(877,939)
Basic (loss) per share	$(0.34)	$(0.65)	$(0.71)	$(1.42)
Diluted (loss) per share	$(0.34)	$(0.65)	$(0.71)	$(1.42)

AMERINST INSURANCE GROUP, LTD.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
2021	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Net premiums earned	$2,070,381	$2,248,830	$(1,737,803)	$—
Commission income	1,033,475	814,161	808,896	748,166
Net investment income	70,989	75,742	57,893	1,227
Net realized and unrealized gain	30,558	51,523	344,852	—
Total revenues	$3,205,403	$3,190,256	$(526,162)	$749,393
Net (loss) income	$344,147	$(93,078)	$(955,112)	$(889,988)
Basic (loss) income per share	$0.55	$(0.15)	$(1.54)	$(1.43)
Diluted (loss) income per share	$0.55	$(0.15)	$(1.54)	$(1.43)

Part I—FINANCIAL INFORMATION
Item 1.	Financial Statements.
AMERINST INSURANCE GROUP, LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, expressed in U.S. dollars)
	As of June 30, 2023	As of December 31, 2022
ASSETS
Cash and cash equivalents	$1,731,928	$2,414,077
Property and equipment (Note 2)	490,526	644,133
Deferred income taxes	122,000	232,000
Prepaid expenses and other assets (Note 3)	942,867	792,245
TOTAL ASSETS	$3,287,321	$4,082,455
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accrued expenses and other liabilities (Note 4)	$2,499,486	$2,346,805
TOTAL LIABILITIES	$2,499,486	$2,346,805
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Common shares, $1 par value, 2023 and 2022: 2,000,000 shares authorized, 995,253 issued and outstanding	$995,253	$995,253
Additional paid-in-capital	6,287,293	6,287,293
Retained earnings	2,777,785	3,725,600
Shares held by Subsidiary (375,861 shares) at cost	(9,272,496)	(9,272,496)
TOTAL SHAREHOLDERS’ EQUITY	787,835	1,735,650
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,287,321	$4,082,455
See the accompanying notes to the unaudited condensed consolidated financial statements.

AMERINST INSURANCE GROUP, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF
OPERATIONS, COMPREHENSIVE (LOSS) INCOME
AND RETAINED EARNINGS
(Unaudited, expressed in U.S. dollars)
	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022
REVENUE
Commission income	$1,138,895	$1,253,344	$509,528	$475,838
Net investment income (Note 5)	770	52	546	21
TOTAL REVENUE	1,139,665	1,253,396	510,074	475,859
LOSSES AND EXPENSES
Operating and management expenses	1,975,900	1,944,631	1,039,466	938,833
TOTAL LOSSES AND EXPENSES	1,975,900	1,944,631	1,039,466	938,833
NET LOSS BEFORE TAX	(836,235)	(691,235)	(529,392)	(462,974)
Income tax expense (benefit)	111,580	(80,320)	30,580	(62,320)
NET LOSS AFTER TAX	$(947,815)	$(610,915)	$(559,972)	$(400,654)
OTHER COMPREHENSIVE LOSS
Net unrealized holding losses arising during the period	—	—	—	—
OTHER COMPREHENSIVE LOSS	—	—	—	—
COMPREHENSIVE LOSS	$(947,815)	$(610,915)	$(559,972)	$(400,654)
RETAINED EARNINGS, BEGINNING OF PERIOD	$3,725,600	$5,656,163	$3,337,757	$5,445,902
Net (loss) income	(947,815)	(610,915)	(559,972)	(400,654)
Dividends	—	—	—	—
RETAINED EARNINGS, END OF PERIOD	$2,777,785	$5,045,248	$2,777,785	$5,045,248
Per share amounts
Net loss per share
Basic	$(1.53)	$(0.99)	$(0.90)	$(0.65)
Diluted	$(1.53)	$(0.99)	$(0.90)	$(0.65)
Dividends	$—	$—	$—	$—
Weighted average number of shares outstanding for the entire period
Basic	619,392	619,392	619,392	619,392
Diluted	619,392	619,392	619,392	619,392
See the accompanying notes to the unaudited condensed consolidated financial statements.

AMERINST INSURANCE GROUP, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
(Unaudited, expressed in U.S. dollars)
As of June 30, 2023
	Common Shares	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Losses)	Shares Held by Subsidiary	Total Shareholders’ Equity
BALANCE AT JANUARY 1, 2023	$995,253	$6,287,293	$3,725,600	$—	$(9,272,496)	$1,735,650
Net loss	—	—	(387,843)	—	—	(387,843)
Other comprehensive loss
Unrealized gain on securities, net of reclassification adjustment	—	—	—	—	—	—
BALANCE AT MARCH 31, 2023	$995,253	$6,287,293	$3,337,757	$—	$(9,272,496)	$1,347,807
Net loss	—	—	(559,972)	—	—	(559,972)
Other comprehensive loss
Unrealized gain on securities, net of reclassification adjustment	—	—	—	—	—	—
Purchase of shares by subsidiary, net	—	—	—	—	—	—
BALANCE AT JUNE 30, 2023	$995,253	$6,287,293	$2,777,785	$—	$(9,272,496)	$787,835
As of June 30, 2022
	Common Shares	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Losses)	Shares Held by Subsidiary	Total Shareholders’ Equity
BALANCE AT JANUARY 1, 2022	$995,253	$6,287,293	$5,656,163	$—	$(9,272,496)	$3,666,213
Net loss	—	—	(210,261)	—	—	(210,261)
Other comprehensive loss
Unrealized gain on securities, net of reclassification adjustment	—	—	—	—	—	—
BALANCE AT MARCH 31, 2022	$995,253	$6,287,293	$5,445,902	$—	$(9,272,496)	$3,455,952
Net loss	—	—	(400,654)	—	—	(400,654)
Other comprehensive loss
Unrealized gain on securities, net of reclassification adjustment	—	—	—	—	—	—
Purchase of shares by subsidiary, net	—	—	—	—	—	—
BALANCE AT JUNE 30, 2022	$995,253	$6,287,293	$5,045,248	$—	$(9,272,496)	$3,055,298
See the accompanying notes to the unaudited condensed consolidated financial statements.

AMERINST INSURANCE GROUP, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, expressed in U.S. dollars)
	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
OPERATING ACTIVITIES
Net Cash used in Operating Activities	$(678,433)	$(1,257,089)
INVESTING ACTIVITIES
Purchases of property and equipment	(3,716)	(67,972)
Net Cash used in Investing Activities	(3,716)	(67,972)
FINANCING ACTIVITIES
Net Cash provided by Financing Activities	—	—
NET DECREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(682,149)	(1,325,061)
CASH, CASH EQUIVALENTS AND RESTRCITED CASH AT BEGINNING OF PERIOD	$2,414,077	$3,477,714
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$1,731,928	$2,152,653
See the accompanying notes to the unaudited condensed consolidated financial statements.

AMERINST INSURANCE GROUP, LTD.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2023
1. BASIS OF PREPARATION AND CONSOLIDATION
The condensed consolidated financial statements included herein have been prepared by AmerInst Insurance Group, Ltd. (“AmerInst”) without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (the “Commission”). These financial statements reflect all adjustments consisting of normal recurring accruals, which are, in the opinion of management, necessary for a fair presentation of our financial position and results of operations as of the end of and for the periods presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). All intercompany transactions and balances have been eliminated on consolidation. These statements are condensed and do not incorporate all the information required under U.S. GAAP to be included in a full set of financial statements. In these notes, the terms “we”, “us”, “our” or the “Company” refer to AmerInst and its subsidiaries. These condensed statements should be read in conjunction with the audited consolidated financial statements at and for the year ended December 31, 2022 and notes thereto, included in AmerInst’s Annual Report on Form 10-K for the year then ended.
Going Concern
In accordance with ASC Subtopic 205-40, Presentation of Financial Statements—Going Concern (“ASC 205-40”), the Company has the responsibility to evaluate whether conditions and/or events raise substantial doubt about its ability to meet its obligations as they become due within one year after the date that the financial statements are issued. As required under ASC 205-40, management’s evaluation should initially not take into consideration the potential mitigating effects of management’s plans that have not been fully implemented as of the date the financial statements are issued.
In performing this evaluation, we concluded that under the standards of ASC 205-40 the Company’s continued erosion of unrestricted cash resources to fund operating expenses raises substantial doubt about our ability to continue as a going concern.
Protexure and Protexure Risk Purchasing Group, Inc. (“PRPG”), an Illinois corporation wholly owned by AmerInst Mezco, Ltd. have reached an agreement with MAC 43, LLC, an Ohio limited liability company (The “Purchaser”), for the sale of substantially all of the assets of Protexure and PRPG (other than cash and certain excluded assets) to the Purchaser for an aggregate purchase price of $1.5 million payable in cash at the closing of the transaction (the “Asset Sale”). The closing of the Asset Sale is subject to, among other things, the approval of the shareholders of the Company. If the Asset Sale is consummated, we will have no significant assets other than cash, no sources of revenue and expect to cease operations. We will not engage in any business activities except for dealing with post-closing matters, and then subject to further shareholder approval, liquidating our remaining assets, paying any debts and obligations, distributing the remaining proceeds, if any, to shareholders, and doing other acts required to voluntarily liquidate and wind up our business and affairs. The asset sale requires shareholder approval, therefore at this time managements plan is not deemed probable to mitigate the conditions that raise substantial doubt about our ability to continue as a going concern.
The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities that might result from the outcome of the uncertainty.
New Accounting Pronouncements
New Accounting Standards Adopted in 2023
No new accounting standards adopted in 2023.

Accounting Standards Not Yet Adopted
No accounting standards not yet adopted.

2. PROPERTY AND EQUIPMENT
Property and equipment, all associated with Protexure, at June 30, 2023 and December 31, 2022 at cost, less accumulated depreciation and amortization, totaled $490,526 and $644,133 respectively as follows:
	Cost	Accumulated Depreciation and Amortization	Total
June 30, 2023
Furniture and fixtures	$36,705	$35,757	$948
Office equipment	107,392	103,710	3,682
Computer equipment	24,129	22,987	1142
Internal use software	1,873,180	1,388,426	484,754
Total	$2,041,406	$1,550,880	$490,526
	Cost	Accumulated Depreciation and Amortization	Total
December 31, 2022
Furniture and fixtures	$36,705	$35,284	$1,421
Office equipment	107,392	100,027	7,365
Computer equipment	24,129	22,532	1,597
Internal use software	1,869,464	1,235,714	633,750
Total	$2,037,690	$1,393,558	$644,133
3. PREPAID EXPENSES AND OTHER ASSETS
Prepaid expenses and other assets as at June 30, 2023 and December 31, 2022 comprise the following:
	2023	2022
Prepaid expenses and other assets	79,947	68,823
Accounts receivable	566,049	462,567
Policy acquisition costs	192,915	213,735
Building right of use asset	103,956	47,120
	$942,867	$792,245
4. ACCRUED EXPENSES AND OTHER LIABILITIES
Accrued expenses and other liabilities as at June 30, 2023 and December 31, 2022 comprise the following:
	2023	2022
Premiums payable	$1,783,775	$1,686,066
Accounts payable and accrued liabilities	379,801	361,497
Unearned commission income	122,702	138,222
Building lease liability	103,948	51,651
Other liabilities	109,260	109,369
	$2,499,486	$2,346,805

5. INVESTMENTS
Major categories of net investment income during the six months ended June 30, 2023 and 2022 are summarized as follows:
	June 30, 2023	June 30, 2022
Interest earned:
Short term investments and cash and cash equivalents	$770	$52
Net investment income	$770	$52
Major categories of net investment income during the three months ended June 30, 2023 and 2022 are summarized as follows:
	June 30, 2023	June 30, 2022
Interest earned:
Short term investments and cash and cash equivalents	$546	$21
Net investment income	$546	$21
6. SEGMENT INFORMATION
AmerInst has two reportable segments: (1) corporate segment formerly reinsurance and corporate segment, through which the company provided reinsurance under the now commuted reinsurance agreements, conducted investment operations and conducts other corporate activities and (2) insurance activity, through which the Company offers professional liability solutions to professional service firms under the Agency Agreements, as defined in the “Overview” section below. The tables below summarize the results of our reportable segments as of and for the six months ended June 30, 2023 and 2022.
	As of and for the Six Months Ended June 30, 2023
	Corporate Segment	Insurance Segment	Total
Revenues	$770	$1,138,895	$1,139,665
Total expenses	370,242	1,717,238	2,087,480
Segment loss	(369,472)	(578,343)	(947,815)
Identifiable assets	—	490,526	490,526
	As of and for the Six Months Ended June 30, 2022
	Corporate Segment	Insurance Segment	Total
Revenues	$50	$1,253,346	$1,253,396
Total expenses	322,149	1,542,162	1,864,311
Segment loss	(322,099)	(288,816)	(610,915)
Identifiable assets	—	785,680	785,680
The tables below summarize the results of our reportable segments as of and for the three months ended June 30, 2023 and 2022.
	As of and for the Three Months Ended June 30, 2023
	Reinsurance and Corporate	Insurance Segment	Total
Revenues	$546	$509,528	$510,074
Total expenses	243,253	826,793	1,070,046
Segment loss	(242,707)	(317,265)	(559,972)
Identifiable assets	—	490,526	490,526

	As of and for the Three Months Ended June 30, 2022
	Reinsurance and Corporate	Insurance Segment	Total
Revenues	$21	$475,838	$475,859
Total expenses	150,747	725,766	876,513
Segment loss	(150,726)	(249,928)	(400,654)
Identifiable assets	—	785,680	785,680
7. STOCK COMPENSATION
Phantom Shares:
Protexure has employment agreements with two key members of senior management, which grant them phantom shares of the Company. Under these agreements, these employees were initially granted an aggregate of 48,762 phantom shares of the Company on the date of their employment, subject to certain vesting requirements. The phantom shares are eligible for phantom dividends payable at the same rate as regular dividends on the Company’s common shares. The phantom dividends may be used only to purchase additional phantom shares with the purchase price of such phantom shares being the net book value of the Company’s actual common shares as of the end of the previous quarter. During the year, no phantom shares were granted.
For these two employees, the phantom shares initially granted, as well as any additional shares granted from dividends declared, vested on January 1, 2015. The liability payable to each of these employees under the phantom share agreements is equal to the value of the phantom shares based on the net book value of the Company’s actual common shares at the end of the previous quarter less the value of phantom shares initially granted and is payable in cash upon (i) the participant’s death, termination of employment due to disability, retirement at or after age 65 or resignation for good reason, (ii) termination of the participant by the Company without cause, (iii) termination by the participant without good reason or (iv) change in control of the Company.
The liability relating to these phantom shares is recalculated quarterly based on the net book value of our common shares at the end of each quarter. As a result of the overall decrease in the net book value of our common shares since the grant dates, we have not recorded any liability relating to these phantom shares at June 30, 2023.
Stock Option Plan:
The Company has a nonqualified stock option plan to advance the development, growth and financial condition of the Company. This plan provides incentives through participation in the appreciation of its common stock in order to secure, retain and motivate directors and employees and align such person’s interests with those of its shareholders. A total of 100,000 shares are authorized under the stock option plan.
A summary of the status of the stock option plan as of June 30, 2023 is as follows:
	Vested Shares	Weighted Average Exercise Price Per Share	Non-vested Shares	Weighted Average Exercise Price Per Share	Total Shares	Weighted Average Exercise Price Per Share
Outstanding—January 1, 2023	43,100	$28.45	1,900	$30.46	45,000	$28.54
Granted	—	—	—	—	—	—
Forfeited	(35,000)	27.99	—	—	(35,000)	27.99
Exercised	—	—	—	—	—	—
Vested	1,400	30.58	(1,400)	30.58	—	—
Outstanding—June 30, 2023	9,500	$30.46	500	$30.14	10,000	$30.45
Options exercisable at year end	—	—	—	—	—	—
Weighted average fair value of options per share granted during the year	—	—	—	—	—	—
Remaining contractual life (years)	0.7		1.3		0.7

A summary of the status of the stock option plan as of December 31, 2022 is as follows:
	Vested Shares	Weighted Average Exercise Price Per Share	Non-vested Shares	Weighted Average Exercise Price Per Share	Total Shares	Weighted Average Exercise Price Per Share
Outstanding—January 1, 2022	34,200	$28.43	10,800	$28.86	45,000	$28.54
Granted	—	—	—	—	—	—
Forfeited	—	—	—	—	—	—
Exercised	—	—	—	—	—	—
Vested	8,900	28.52	(8,900)	28.52	—	—
Outstanding—December 31, 2022	43,100	$28.45	1,900	$30.46	45,000	$28.54
Options exercisable at year end	—	—	—	—	—	—
Weighted average fair value of options per share granted during the year	—	—	—	—	—	—
Remaining contractual life (years)	0.2		1.2		0.3
The Company accounts for these options in accordance with U.S. GAAP, which requires that the fair value of the equity awards be recognized as compensation expense over the period during which the employee is required to provide service in exchange for such an award. The Company is amortizing compensation expense over the vesting period, or five years. The Company recognized $0 of compensation expense for stock options for the six months ended June 30, 2023 and 2022, respectively.

ANNEX C
CARVE - OUT FINANCIAL STATEMENTS
OF ASSETS OF PROTEXURE
INSURANCE AGENCY, INC BEING SOLD

For the years ended December 31, 2022 and 2021

(UNAUDITED)

CARVE - OUT STATEMENTS OF FINANCIAL POSITION OF ASSETS
OF PROTEXURE INSURANCE AGENCY, INC. BEING SOLD
AS OF DECEMBER 31, 2022 AND 2021 (unaudited)
(Expressed in United States Dollars)

	December 31 2022 $	December 31 2021 $
ASSETS:
Property and equipment	644,133	898,560
Building right of use asset	47,120	136,816
Prepaid expenses	4,000	4,000
Total assets	695,253	1,039,376

LIABILITIES AND PARENT’S EQUITY:
LIABILITIES
Building lease liability	51,651	136,816
Total liabilities	51,651	136,816

Parent net investment	643,602	902,560
Total liabilities and equity	695,253	1,039,376
The accompanying notes should be read in conjunction with these financial statements

CARVE - OUT STATEMENTS OF NET LOSS FOR ASSETS
OF PROTEXURE INSURANCE AGENCY, INC. BEING SOLD
FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (unaudited)
(Expressed in United States Dollars)

	December 31 2022 $	December 31 2021 $
REVENUES:
Commission income	2,262,272	3,404,698
TOTAL REVENUES	2,262,272	3,404,698
OPERATING EXPENSES	2,733,863	3,637,326
NET LOSS FROM OPERATIONS	(471,591)	(232,628)
LOSS BEFORE TAXES	(471,591)	(232,628)
PROVISION FOR TAXES	811,523	561,857
NET LOSS	(1,283,114)	(794,485)
The accompanying notes should be read in conjunction with these financial statements

CARVE - OUT STATEMENTS OF PARENT NET INVESTMENT
FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (unaudited)
(Expressed in United States Dollars)

	December 31 2022 $	December 31 2021 $
PARENT NET INVESTMENT	902,560	1,097,876
ADDITIONAL PARENT INVESTMENT	1,024,156	599,169
NET LOSS FOR YEAR	(1,283,114)	(794,485)
PARENT NET INVESTMENT – end of year	643,602	902,560
The accompanying notes should be read in conjunction with these financial statements

CARVE - OUT STATEMENTS OF CASH FLOWS FOR ASSETS
OF PROTEXURE INSURANCE AGENCY, INC. BEING SOLD
FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (unaudited)
(Expressed in United States Dollars)

	December 31 2022 $	December 31 2021 $
OPERATING ACTIVITIES:
Net loss from operations	(1,283,114)	(794,485)
Adjustments to reconcile net income from operations to net cash and cash equivalents applied to operating activities:
Depreciation and amortisation	366,465	347,337
Changes in operating assets and liabilities:
Building right of use asset	89,696	(141,360)
Building lease liability	(85,165)	136,816
Cash and cash equivalents used by operating activities	(912,118)	(451,692)

INVESTING ACTIVITIES:
Purchase of property and equipment	—	(968)
Purchase of internally developed software	(112,038)	(146,509)
Cash and cash equivalents used in investing activities	(112,038)	(147,477)

FINANCING ACTIVITIES:
Cash advanced by parent	1,024,156	599,169
Cash and cash equivalents generated by financing activities	1,024,156	599,169

Decrease in cash and cash equivalents	—	—

Cash and cash equivalents at beginning of period	—	—
Cash and cash equivalents at end of period	—	—
The accompanying notes should be read in conjunction with these financial statements

NOTES TO THE CARVE – OUT FINANCIAL STATEMENTS OF ASSETS
OF PROTEXURE INSURANCE AGENCY, INC. BEING SOLD
FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (unaudited)
(Expressed in United States Dollars)

1. DESCRIPTION OF BUSINESS
These carve-out financial statements include certain assets and liability of Protexure Insurance Agency, Inc. (the “Company”), a Delaware corporation that is an insurance agency for the purposes of soliciting, underwriting, quoting, binding, issuing, cancelling, non-renewing and endorsing accountants’ professional liability and lawyers’ professional liability insurance coverage throughout the United States and the District of Columbia. The global, ultimate parent company is AmerInst Insurance Group Ltd. (the “Parent Company”).
Agency Agreements with C&F and ISMIE
On September 25, 2009, the Company, entered into an agency agreement (the “C&F Agency Agreement”) with The North River Insurance Company, United States Fire Insurance Company, Crum & Forster Indemnity Company, Crum and Forster Insurance Company, and Crum & Forster Specialty Insurance Company (collectively, “C&F”) pursuant to which C&F appointed Protexure as its exclusive agent for the purposes of soliciting, underwriting, quoting, binding, issuing, cancelling, non-renewing and endorsing accountants’ professional liability and lawyers’ professional liability insurance coverage in all 50 states of the United States and the District of Columbia.
In 2021, C&F and the Company signed an addendum to the C&F Agency Agreement which terminated the C&F Agency Agreement effective March 31, 2022. Under the terms of the addendum, the Company was permitted to issue new and renewal professional liability policies on behalf of C&F with effective dates no later than March 31, 2022.
Effective January 1, 2022, the Company entered into a Managing General Agency Agreement (the “ISMIE Agency Agreement”) with Amwins Specialty Casualty Solutions, LLC for policies written by ISMIE Mutual Insurance Company (“ISMIE”). Protexure is transitioning the lawyers and accountants’ professional liability policies previously written with C&F to ISMIE. Certain policies are and will also be written by the Hanover Insurance Company. The C&F Agency Agreement and the ISMIE Agency Agreement are referred to herein as, collectively, the “Agency Agreements.”
Sale of Assets
On June 15, 2023, the Company entered into an Asset Purchase Agreement (“Transaction”) with MAC 43, LLC, (a wholly owned subsidiary of McGowan Consolidated Insurance Holdings Group, Inc. (“Purchaser”) which provides for the sale of substantially all of the Company’s assets to the Purchaser for an aggregate purchase price of $1.5 million. The assets being sold comprise the Company’s property and equipment, a building right of use asset and a prepaid expense. The Company will retain its cash and cash equivalents and other assets specifically excluded from Transaction. The Purchaser will assume obligations and duties related to the assets it is purchasing and certain liabilities arising from the lease between Protexure and the lessor of the premises located at 4200 Commerce Court, Suite 102, Lisle, Illinois 60532. All other liabilities will remain obligations of Protexure.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of presentation
The accompanying carve-out financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and only include the assets noted above and liability being sold pursuant to the Transaction. The carve-out financial statements reflect the assets, liability subject to the Transaction, revenues and expenses attributable to the assets and liability subject to the Transaction as well as allocations deemed reasonable by management to present the financial position, results of operations, changes in net invested equity and cash flows of the assets and liability on a standalone basis. Management considers the allocations to be reasonable.
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These carve-out financial statements may not be indicative of what the carve out assets and liability would have been if in a standalone entity.

NOTES TO THE CARVE – OUT FINANCIAL STATEMENTS OF ASSETS
OF PROTEXURE INSURANCE AGENCY, INC. BEING SOLD
FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (unaudited)
(Expressed in United States Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Property and Equipment
Property and equipment are depreciated using the straight-line method with estimated useful lives ranging from 3 to 7 years. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for normal maintenance and repairs are expensed as incurred.
Developmental costs for internal use software are capitalized in accordance with the provisions of the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification (“ASC”) topic 350 “Intangibles—Goodwill and Other”, generally, when the preliminary project stage is completed, management commits to funding and it is probable that the project will be completed and the software will be used to perform the functions intended. Capitalized internal use software costs are amortized on a straight-line basis over their estimated useful lives, generally for a period not to exceed 5 years.
Commission Income
Our primary source of revenue is derived from commissions earned on the placement of lawyers’ and accountants’ professional liability insurance under the ISMIE Agency Agreement. We recognize revenue for most of these arrangements as of a point in time at the later of the policy inception date or when the policy placement is complete because this is viewed as the date when control is transferred and all obligations are complete.
Income taxes
Deferred tax assets and liabilities are recognized for the future tax consequences and benefits attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the periods in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided if it is more likely than not that some or all of the deferred tax assets will not be realized. The Company adjusts valuation allowances to measure deferred tax assets at the amounts considered realizable in future periods, which is assessed at each balance sheet date. In making such determinations, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, and recent financial operating results.
New Accounting Pronouncements
New Accounting Standards Adopted in 2022
No new accounting standards adopted in 2022.
3. PROPERTY AND EQUIPMENT
Property and equipment, at December 31, 2022 and 2021 at cost, less accumulated depreciation and amortization, totaled $644,133 and $898,560, respectively as follows:
	Cost	Accumulated Depreciation and Amortization	Total
December 31, 2022
Furniture and fixtures	$36,705	$35,284	$1,421
Office equipment	107,392	100,027	7,365
Computer equipment	24,129	22,532	1,597
Internal use software	1,869,464	1,235,714	633,750
Total	$2,037,690	$1,393,558	$644,133

NOTES TO THE CARVE – OUT FINANCIAL STATEMENTS OF ASSETS
OF PROTEXURE INSURANCE AGENCY, INC. BEING SOLD
FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021 (unaudited)
(Expressed in United States Dollars)

3. PROPERTY AND EQUIPMENT (continued)
	Cost	Accumulated Depreciation and Amortization	Total
December 31, 2021
Furniture and fixtures	$36,705	$34,337	$2,368
Office equipment	107,392	84,992	22,400
Computer equipment	24,129	20,529	3,600
Internal use software	1,757,425	887,233	870,192
Total	$1,925,651	$1,027,091	$898,560
4. TAXATION
As Protexure is a Delaware corporation domiciled in the state of Illinois, its is subject to taxation in the United States.
Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.
The actual income tax rate differed from the amount computed by applying the effective rate of 0% under Bermuda law to earnings before income taxes as shown in the following reconciliation:
	2022	2021
Loss before income tax	$(471,591)	$ (232,628)
Expected tax	—	—
Foreign taxes at local expected rates	(15,477)	6,857
Change in deferred tax asset	(132,000)	(69,000)
Deferred tax expense from enacted rate reductions	—	—
Change in valuation allowance	959,000	624,000
Net tax expense	$811,523	$561,857
5. COMMITMENTS AND CONTINGENCIES
Protexure leases office space in Lisle, Illinois under a non-cancellable operating lease agreement. The lease is renewable at the option of the lessee under certain conditions. In March 2023, Protexure executed a lease extension to July 31, 2024.
For operating leases that have a lease term of more than 12 months, the Company recognizes a lease liability and a right-of-use asset in the Company’s consolidated balance sheets at the present value of the lease payments at the lease commencement date. At the commencement date, the Company determines lease terms by assuming the exercise of those renewal options that are deemed to be reasonably certain. The exercise of lease renewal options is at the sole discretion of the Company. As the lease contracts generally do not provide an implicit discount rate, the Company used 6%, its estimated incremental borrowing rate based on the information available at commencement date to determine the present value of lease payments.
The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants. The right of use asset and the lease liability are included on the Pro-forma Carve-Out Statement of Financial Position of Assets of Protexure Insurance Agency Inc. being sold as of December 31, 2022 and 2021.
Minimum lease payments, subsequent to December 31, 2022 are $101,578 in 2023 and $57,746 in 2024.

6. SUBSEQUENT EVENTS
The Company has evaluated known recognized and non-recognized subsequent events through September 13, 2023, the date these carve-out financial statements were issued.

CARVE - OUT FINANCIAL STATEMENTS OF
ASSETS OF PROTEXURE INSURANCE AGENCY, INC. BEING SOLD

For the six months ended June 30, 2023

(UNAUDITED)

CARVE - OUT STATEMENT OF FINANCIAL POSITION OF ASSETS
OF PROTEXURE INSURANCE AGENCY, INC. BEING SOLD
AS OF JUNE 30, 2023 (unaudited)
(Expressed in United States Dollars)

June 30 2023 $
ASSETS:
Property and equipment	490,526
Building right of use asset	103,956
Prepaid expenses	4,000
Total assets	598,482

LIABILITIES AND PARENTS’ EQUITY:
LIABILITIES
Building lease liability	103,948
Total liabilities	103,948

Parent net investment	494,534
Total liabilities and equity	598,482
The accompanying notes should be read in conjunction with these financial statements

CARVE - OUT STATEMENT OF NET LOSS FOR ASSETS
OF PROTEXURE INSURANCE AGENCY, INC. BEING SOLD
FOR THE SIX MONTHS ENDED JUNE 30, 2023 (unaudited)
(Expressed in United States Dollars)

June 30 2023 $
REVENUES:
Commission income	1,138,895
TOTAL REVENUES	1,138,895
OPERATING EXPENSES	1,603,129
NET LOSS FROM OPERATIONS	(464,234)
LOSS BEFORE TAXES	(464,234)
PROVISION FOR TAXES	111,580
NET LOSS	(575,814)
The accompanying notes should be read in conjunction with these financial statements

CARVE - OUT STATEMENT OF PARENT NET INVESTMENT BEING SOLD
FOR THE SIX MONTHS ENDED JUNE 30, 2023 (unaudited)
(Expressed in United States Dollars)

June 30 2023 $
PARENT NET INVESTMENT – beginning of period	643,602
ADDITIONAL PARENT INVESTMENT	426,746
NET LOSS FOR PERIOD	(575,814)
PARENT NET INVESTMENT – end of period	494,534
The accompanying notes should be read in conjunction with these financial statements

CARVE - OUT STATEMENT OF CASH FLOWS FOR ASSETS
OF PROTEXURE INSURANCE AGENCY, INC. BEING SOLD
FOR THE SIX MONTHS ENDED JUNE 30, 2023 (unaudited)
(Expressed in United States Dollars)

June 30, 2023 $
OPERATING ACTIVITIES:
Net loss from operations	(575,814)
Adjustments to reconcile net income from operations to net cash and cash equivalents applied to operating activities:
Depreciation and amortisation	157,322
Changes in operating assets and liabilities:
Building right of use asset	(56,836)
Building lease liability	52,297
Cash and cash equivalents used by operating activities	(423,031)

INVESTING ACTIVITIES:
Purchase of property and equipment	(3,715)
Cash and cash equivalents used in investing activities	(3,715)

FINANCING ACTIVITIES:
Cash advanced by parent	426,746
Cash and cash equivalents generated bv financing activities	426,746

Decrease in cash and cash equivalents	—

Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	—
The accompanying notes should be read in conjunction with these financial statements

NOTES TO THE CARVE – OUT FINANCIAL STATEMENTS OF ASSETS
OF PROTEXURE INSURANCE AGENCY, INC. BEING SOLD
FOR THE SIX MONTHS ENDED JUNE 30, 2023 (unaudited)
(Expressed in United States Dollars)

1. DESCRIPTION OF BUSINESS
These carve-out financial statements include certain assets and liability of Protexure Insurance Agency, Inc. (the “Company”), a Delaware corporation that is an insurance agency for the purposes of soliciting, underwriting, quoting, binding, issuing, cancelling, non-renewing and endorsing accountants’ professional liability and lawyers’ professional liability insurance coverage throughout the United States and the District of Columbia. The global, ultimate parent company is AmerInst Insurance Group Ltd. (the “Parent Company”).
Agency Agreements with C&F and ISMIE
On September 25, 2009, the Company, entered into an agency agreement (the “C&F Agency Agreement”) with The North River Insurance Company, United States Fire Insurance Company, Crum & Forster Indemnity Company, Crum and Forster Insurance Company, and Crum & Forster Specialty Insurance Company (collectively, “C&F”) pursuant to which C&F appointed Protexure as its exclusive agent for the purposes of soliciting, underwriting, quoting, binding, issuing, cancelling, non-renewing and endorsing accountants’ professional liability and lawyers’ professional liability insurance coverage in all 50 states of the United States and the District of Columbia.
In 2021, C&F and the Company signed an addendum to the C&F Agency Agreement which terminated the C&F Agency Agreement effective March 31, 2022. Under the terms of the addendum, the Company was permitted to issue new and renewal professional liability policies on behalf of C&F with effective dates no later than March 31, 2022.
Effective January 1, 2022, the Company entered into a Managing General Agency Agreement (the “ISMIE Agency Agreement”) with Amwins Specialty Casualty Solutions, LLC for policies written by ISMIE Mutual Insurance Company (“ISMIE”). Protexure is transitioning the lawyers and accountants’ professional liability policies previously written with C&F to ISMIE. Certain policies are and will also be written by the Hanover Insurance Company. The C&F Agency Agreement and the ISMIE Agency Agreement are referred to herein as, collectively, the “Agency Agreements.”
Sale of Assets
On June 15, 2023, the Company entered into an Asset Purchase Agreement (“Transaction”) with MAC 43, LLC, (a wholly owned subsidiary of McGowan Consolidated Insurance Holdings Group, Inc. (“Purchaser”) which provides for the sale of substantially all of the Company’s assets to the Purchaser for an aggregate purchase price of $1.5 million . The Company will retain its cash and cash equivalents and other assets specifically excluded from Transaction. The Purchaser will assume obligations and duties related to the assets it is purchasing and certain liabilities arising from the lease between Protexure and the lessor of the premises located at 4200 Commerce Court, Suite 102, Lisle, Illinois 60532. All other liabilities will remain obligations of Protexure.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of presentation
The accompanying carve-out financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and only include the assets and liability being sold pursuant to the Transaction. The carve-out financial statements reflect the assets, liability subject to the Transaction, revenues and expenses attributable to the assets and liability subject to the Transaction as well as allocations deemed reasonable by management to present the financial position, results of operations, changes in net invested equity and cash flows of the assets and liability on a standalone basis. Management considers the allocations to be reasonable.
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These carve-out financial statements may not be indicative of what the carve out assets and liability would have been if in a standalone entity.
Property and Equipment
Property and equipment are depreciated using the straight-line method with estimated useful lives ranging from 3 to 7 years. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for normal maintenance and repairs are expensed as incurred.

NOTES TO THE CARVE – OUT FINANCIAL STATEMENTS OF ASSETS
OF PROTEXURE INSURANCE AGENCY, INC. BEING SOLD
FOR THE SIX MONTHS ENDED JUNE 30, 2023 (unaudited)
(Expressed in United States Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Developmental costs for internal use software are capitalized in accordance with the provisions of the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification (“ASC”) topic 350 “Intangibles—Goodwill and Other”, generally, when the preliminary project stage is completed, management commits to funding and it is probable that the project will be completed and the software will be used to perform the functions intended. Capitalized internal use software costs are amortized on a straight-line basis over their estimated useful lives, generally for a period not to exceed 5 years.
Commission Income
Our primary source of revenue is derived from commissions earned on the placement of lawyers’ and accountants’ professional liability insurance under the ISMIE Agency Agreement. We recognize revenue for most of these arrangements as of a point in time at the later of the policy inception date or when the policy placement is complete because this is viewed as the date when control is transferred and all obligations are complete.
Income taxes
Deferred tax assets and liabilities are recognized for the future tax consequences and benefits attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the periods in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided if it is more likely than not that some or all of the deferred tax assets will not be realized. The Company adjusts valuation allowances to measure deferred tax assets at the amounts considered realizable in future periods, which is assessed at each balance sheet date. In making such determinations, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, and recent financial operating results.
New Accounting Pronouncements
New Accounting Standards Adopted in 2023
No new accounting standards adopted in 2023.
Accounting Standards Not Yet Adopted
No accounting standards not yet adopted.
3. PROPERTY AND EQUIPMENT
Property and equipment, at June 30, 2023 at cost, less accumulated depreciation and amortization, totaled $490,526 as follows:
	Cost	Accumulated Depreciation and Amortization	Total
June 30, 2023
Furniture and fixtures	$36,705	$35,757	$948
Office equipment	107,392	103,710	3,682
Computer equipment	24,129	22,987	1,142
Internal use software	1,873,180	1,388,426	484,754
Total	$2,041,406	$1,550,880	$490,526

NOTES TO THE CARVE – OUT FINANCIAL STATEMENTS OF ASSETS
OF PROTEXURE INSURANCE AGENCY, INC. BEING SOLD
FOR THE SIX MONTHS ENDED JUNE 30, 2023 (unaudited)
(Expressed in United States Dollars)

4. TAXATION
As Protexure is a Delaware corporation domiciled in the state of Illinois, its is subject to taxation in the United States.
Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.
The actual income tax rate differed from the amount computed by applying the effective rate of 0% under Bermuda law to earnings before income taxes as shown in the following reconciliation:
June 30, 2023
Loss before income tax	$(464,234)
Expected tax	—
Foreign taxes at local expected rates	1,580
Change in deferred tax asset	(188,000)
Change in valuation allowance	298,000
Net tax expense	$111,580
5. COMMITMENTS AND CONTINGENCIES
Protexure leases office space in Lisle, Illinois under a non-cancellable operating lease agreement. The lease is renewable at the option of the lessee under certain conditions. In March 2023, Protexure executed a lease extension to July 31, 2024.
For operating leases that have a lease term of more than 12 months, the Company recognizes a lease liability and a right-of-use asset in the Company’s consolidated balance sheets at the present value of the lease payments at the lease commencement date. At the commencement date, the Company determines lease terms by assuming the exercise of those renewal options that are deemed to be reasonably certain. The exercise of lease renewal options is at the sole discretion of the Company. As the lease contracts generally do not provide an implicit discount rate, the Company used 6%, its estimated incremental borrowing rate based on the information available at commencement date to determine the present value of lease payments.
The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants. The right of use asset and the lease liability are included on the Pro-forma Carve-Out Statement of Financial Position of Assets of Protexure Insurance Agency Inc. being sold as of June 30, 2023.
Minimum lease payments, subsequent to June 30, 2023 are $49,866 in 2023 and $57,746 in 2024.
6. SUBSEQUENT EVENTS
The Company has evaluated known recognized and non-recognized subsequent events through September 13, 2023, the date these carve-out financial statements were issued.

ANNEX D

UNAUDITED PRO FORMA INFORMATION

AMERINST INSURANCE GROUP

PRO-FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

(UNAUDITED)
AmerInst Insurance Group, Ltd. (the “Company”) is a Bermuda holding company formed in 1998 that provides insurance protection for professional service firms. On June 15, 2023, the Company’s subsidiaries, Protexure Insurance Agency, Inc. and Protexure Risk Purchasing Group, Inc. (together “Protexure”) entered into an Asset Purchase Agreement (“Transaction”)with MAC 43, LLC, (a wholly owned subsidiary of McGowan Consolidated Insurance Holdings Group, Inc. (“Purchaser”) which provides for the sale of substantially all of Protexure’s assets to the Purchaser for an aggregate purchase price of $1.5 million Protexure will retain its cash and cash equivalents and other assets specifically excluded from Transaction.
The Purchaser will assume obligations and duties related to the assets it is purchasing and certain liabilities arising from the lease between Protexure and the lessor of the premises located at 4200 Commerce Court, Suite 102, Lisle, Illinois 60532. All other liabilities will remain obligations of Protexure.
Explanation of Unaudited Pro Forma Financial Information
The following unaudited pro forma consolidated condensed financial information is based on the historical consolidated condensed financial statements of the Company, including certain pro forma adjustments and has been prepared to illustrate the pro forma effect of the Transaction. The unaudited pro forma consolidated condensed statements of income for the six months ended June 30, 2023 and the year ended December 31, 2022 give effect to the Transaction as if it had occurred as of January 1, 2022. The unaudited pro forma consolidated statement of financial position gives effect to the pro forma adjustments necessary to reflect the Transaction as if it had occurred on June 30, 2023.
The information in the “Historical” columns in the unaudited pro forma consolidated condensed statements of income and the unaudited pro forma consolidated condensed statement of financial position was derived from the Company’s historical consolidated financial statements for the periods ended and as of the date presented and does not reflect any adjustments related to the Transaction. The unaudited pro forma consolidated condensed financial statements and the accompanying notes should be read in conjunction with the audited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the unaudited consolidated financial statements, the accompanying notes and “Management's Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2023.
The information in the “Other Accounting Adjustments” columns in the unaudited pro forma consolidated statements of income and the unaudited pro forma consolidated statement of financial position reflects additional pro forma adjustments which are further described in the accompanying notes.
Limitations of Unaudited Pro Forma Financial Information
The following pro forma financial statements are based on information currently available, including certain assumptions and estimates that management believes are reasonable based on the information currently available. They are intended for informational purposes only, and do not purport to represent what the Company’s financial position and results of operations actually would have been had the Transaction occurred on the dates indicated, or to project the Company’s financial position or results of operations for any future date or period.
This pro forma consolidated condensed financial information is not predictive of the future results of operations or financial condition of the Company, as the Company’s future results of operations and financial condition may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

AMERINST INSURANCE GROUP
PRO-FORMA CONSOLIDATED CONDENSED STATEMENT OF FINANCIAL POSITION
AS OF JUNE 30, 2023 (unaudited)
(Expressed in United States Dollars)
	Transaction Accounting Adjustments
	Historical $	Asset Sale Adjustments $		Other Accounting Adjustments $		Total Pro-forma $
ASSETS:
Cash and cash equivalents	1,731,928	710,000	a	(350,000)	d	2,091,928
Property and equipment	490,526	(490,526)	b	—		—
Deferred income taxes	122,000	—		(122,000)	f	—
Accounts Receivable	566,049	—		—		566,049
Prepaid expenses and other assets	376,818	(107,956)	b	(188,915)	e	79,947
Total assets	3,287,321	111,518		(660,915)		2,737,924

LIABILITIES AND SHAREHOLDERS’ EQUITY: LIABILITIES
Accounts payable and accrued expenses	2,499,486	(103,948)	b	(122,702)	e	2,272,836
Total liabilities	2,499,486	(103,948)		(122,702)		2,272,836

SHAREHOLDERS’ EQUITY
Share capital	995,253	—		—		995,253
Additional paid-in capital	6,287,293	—		—		6,287,293
Shares held by subsidiary	(9,272,496)	—		—		(9,272,496)
Retained Earnings	2,777,785	215,466	c	(538,213)	g	2,455,038
Total shareholders’ equity	787,835	215,466		(538,213)		465,088
Total liabilities and shareholders’ equity	3,287,321	111,518		(660,915)		2,737,924
See accompanying notes

AMERINST INSURANCE GROUP
PRO-FORMA CONSOLIDATED CONDENSED STATEMENT OF NET LOSS
FOR THE SIX MONTHS ENDED JUNE 30, 2023 (unaudited)
(Expressed in United States Dollars)
	Transaction Accounting Adjustments
	Historical $	Asset Sale Adjustments $		Other Accounting Adjustments $		Total Pro-forma $
REVENUES:
Commission income	1,138,895	—		(1,138,895)	g	—
Interest income	770	—		—		770
TOTAL REVENUES	1,139,665	—		(1,138,895)		770
OPERATING EXPENSES	1,975,990		e	(1,539,445)	g	436,455
GAIN (LOSS) ON SALE OF ASSETS	—		c	—
NET PROFIT (LOSS) LOSS BEFORE TAX	(836,235)			400,550		(435,685)
TAXES	111,580	—		122,000	f	233,580
NET PROFIT (LOSS) AFTER TAX	(947,815)			278,550		(669,265)

Per Share Amounts
Net loss per share
Basic	(1.53)				h	(1.08)
Diluted	(1.53)				h	(1.08)

Weighted average number of shares outstanding for the entire period
Basic	619,392					619,392
Diluted	619,392					619,392
See accompanying notes

AMERINST INSURANCE GROUP
PRO-FORMA CONSOLIDATED CONDENSED STATEMENT OF NET LOSS
FOR THE YEAR ENDED DECEMBER 31, 2022 (unaudited)
(Expressed in United States Dollars)
	Transaction Accounting Adjustments
	Historical $	Asset Sale Adjustments $		Other Accounting Adjustments $		Total Pro-forma $
REVENUES:
Commission income	2,262,272	—		(2,262,272)	g	—
Interest income	8,517	—				8,517
TOTAL REVENUES	2,270,789	—		(2,262,272)		8,517
OPERATING EXPENSES	3,389,829	—		(2,733,863)	g	655,966
LOSS ON SALE OF ASSETS	—	215,466	c	(350,000)	d	(134,534)
NET PROFIT (LOSS) LOSS BEFORE TAX	(1,119,040)	215,466		121,591		(781,983)
TAXES	811,523	—		(579,523)	f	232,000
NET PROFIT (LOSS) AFTER TAX	(1,930,563)	215,466		701,114		(1,013,983)

Per Share Amounts
Net loss per share
Basic	(3.11)				h	(1.63)
Diluted	(3.11)				h	(1.63)

Weighted average number of shares outstanding for the entire period
Basic	619,392					619,392
Diluted	619,392					619,392
See accompanying notes

AMERINST INSURANCE GROUP
NOTES TO THE PRO-FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
(Expressed in United States Dollars)
1. BASIS OF PRESENTATION
The Transaction does not meet the criteria requiring discontinued operations presentation in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) because it is still subject to shareholder approval. As a result, the Company prepared the unaudited pro forma consolidated condensed financial statements included herein, which were prepared in accordance with Article 11 of Regulation S-X and are based on historical financial statements of the Company. Certain information and disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted from this report, as is permitted by such rules and regulations.
Under the SEC rules applicable to the preparation of pro forma financial statements, the above pro forma financial information does not reflect any projected synergies from the Transaction.
The pro forma consolidated condensed financial information has been prepared by the Company in accordance with Article 11 of Regulation S-X, with early application of SEC Final Rule Release No. 33-10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses. The pro forma consolidated condensed financial information reflects transaction related adjustments management believes are necessary to present fairly the Company’s pro forma consolidated condensed results of operations and financial position following the closing of the Transaction as of and for the periods indicated. The transaction related adjustments are based on currently available information and assumptions management believes are, under the circumstances and given the information available at this time, reasonable, and reflective of adjustments necessary to report the Company’s consolidated consdensed financial condition and results of operations as if the Transaction was completed.
The consolidated pro forma consolidated condensed financial information represents the Company's current best estimate reflecting the Transaction. The final accounting of the Transaction including the final values of the assets disposed, the loss on the transaction, is expected to be completed when the Company files its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and could differ materially from the preliminary allocations used in the pro forma adjustments.
2. PRO-FORMA ADJUSTMENTS
a)	Represents the cash proceeds from the Transaction of $1,500,000 less expenses of $790,000 specifically related to the Transaction. Such expenses include advisor, auditor and legal expenses.
b)	Represents the assets being sold and certain liabilities arising from the lease between Protexure and the lessor of the premises located at 4200 Commerce Court, Suite 102, Lisle, Illinois 60532.
c)	Represents the netloss on the transaction calculated as follows:
Proceeds from sale of assets	$1,500,000
Net assets sold	494,534
Estimated expenses related to Transaction	790,000
Gain on Transaction	$215,466
Estimated expenses arising from Transaction*	350,000
Loss on Transaction	$134,534
*	Represents redundancy payments payable due to Transaction
d)	Represents redundancy payments payable by the Company which arise due to the Transaction.
e)
As the Company will no longer have access to the assets which generated the Company’s business, this represents deferred acquisition costs of $188,915 and deferred commissions of $122,702 being written off subsequent to the Transaction.

f)
As the Company will not generate income subsequent to the Transaction, the deferred tax allowance will not be utilized. Included herein is a write off of deferred tax asset of $579,523 and $122,000 as of December 31, 2022 and June 30, 2023.

g)
Represents the results of operations generated by the assets being sold and assuming the Transaction had occurred on January 1, 2022. Operating expenses include depreciation and amortization originally expensed on the assets being sold pursuant to the Transaction.

h)	Basic and diluted pro-forma net loss per share is based on the weighted average number of shares outstanding for the period presented.

AMERINST INSURANCE GROUP, LTD.
PO BOX HM 1601
HAMILTON, HM GX, BERMUDA

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V21677-S72633

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AMERINST INSURANCE GROUP, LTD.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: This proxy will be voted as directed, but if no directions are given on the proxy, the shares represented by the proxy will be voted "FOR" proposals 1 and 2. In their sole discretion, the proxies may approve such other business as may properly come before the meeting or any adjournment and/or postponement of the meeting. The shareholder(s) acknowledge(s) receipt of the Notice of Special General Meeting and Proxy Statement.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special General Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V21678-S72633

REVOCABLE PROXY
AMERINST INSURANCE GROUP, LTD.
This proxy is solicited on behalf of the Board of Directors
for the Special General Meeting to be held on [TBD], 2023 at [TBD], Local Time

Thomas R. McMahon and Nicholas Frost, or either of them, are designated as proxies, with full power of substitution, to vote all the Common Shares of AmerInst Insurance Group, Ltd. (the "Company") which the undersigned may be entitled to vote at the Special General Meeting of AmerInst Insurance Group, Ltd. to be held at the office of Davies Captive Management Limited located at the Continental Building, 25 Church Street, Hamilton, HM 12, Bermuda, on [TBD], [TBD], 2023, at [TBD], local time, or at any adjournment thereof, as specified on the reverse side of this card.

The Company's Board recommends a vote FOR the adoption and approval of the Asset Purchase Agreement and approval of the Asset Sale and FOR the proposal to adjourn the Special General Meeting to solicit additional proxies if there are insufficient votes to approve the Asset Sale Proposal at the time of the Special General Meeting. The proxies shall vote as specified, but if no choice is specified the proxies shall vote in accordance with the recommendations of the Company's Board. If other business is presented at the Special General Meeting, this proxy shall be voted in accordance with the judgment of the proxies on those matters.

YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ABOVE AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE.

Continued and to be signed on reverse side